As filed with the Securities and Exchange Commission on May 8, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-0582

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

       Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2006

Date of reporting period: February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,

Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Semi-Annual Report                                    [LOGO] NEUBERGER BERMAN
February 28, 2006                                     A Lehman Brothers Company




                                NEUBERGER BERMAN
                                  EQUITY FUNDS
                               ------------------




--------------------------------------------------------------------------------



INVESTOR CLASS SHARES                         Century Fund

TRUST CLASS SHARES                            Fasciano Fund

ADVISOR CLASS SHARES                          Focus Fund

INSTITUTIONAL CLASS SHARES                    Genesis Fund

                                              Guardian Fund

                                              International Fund

                                              International Institutional Fund

                                              Manhattan Fund

                                              Millennium Fund

                                              Partners Fund

                                              Real Estate Fund

                                              Regency Fund

                                              Socially Responsive Fund

CONTENTS
--------

THE FUNDS                                        FINANCIAL STATEMENTS                       64

CHAIRMAN'S LETTER                 2              FINANCIAL HIGHLIGHTS (ALL CLASSES)
                                                  PER SHARE DATA
PORTFOLIO COMMENTARY                             Century Fund                               96
Century Fund                      4              Fasciano Fund                              97
Fasciano Fund                     6              Focus Fund                                 99
Focus Fund                        8              Genesis Fund                              101
Genesis Fund                     10              Guardian Fund                             103
Guardian Fund                    12              International Fund                        105
International Fund               14              International Institutional Fund          106
International Institutional Fund 16              Manhattan Fund                            107
Manhattan Fund                   18              Millennium Fund                           109
Millennium Fund                  20              Partners Fund                             111
Partners Fund                    22              Real Estate Fund                          113
Real Estate Fund                 24              Regency Fund                              114
Regency Fund                     26              Socially Responsive Fund                  115
Socially Responsive Fund         28
Fund Expense Information         32              DIRECTORY                                 118
                                                 PROXY VOTING POLICIES AND PROCEDURES      119
SCHEDULE OF INVESTMENTS/                         QUARTERLY PORTFOLIO SCHEDULE              119
 TOP TEN EQUITY HOLDINGS                         BOARD CONSIDERATION OF THE MANAGEMENT
Century Fund                     35               AND SUB-ADVISORY AGREEMENTS              120
Fasciano Fund                    37
Focus Fund                       39
Genesis Fund                     40
Guardian Fund                    43
International Fund               45
International Institutional Fund 48
Manhattan Fund                   51
Millennium Fund                  53
Partners Fund                    55
Real Estate Fund                 57
Regency Fund                     58
Socially Responsive Fund         60

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER
-----------------

[PHOTO]

Peter Sundman

DEAR FELLOW SHAREHOLDER,

Equity investors have had plenty to worry about over the past six months. The first half of the fiscal year ending August 31, 2006 started with Hurricanes Katrina and Rita, which shut down natural gas production in the Gulf of Mexico, took out approximately 20% of U.S. refining capacity, and closed the Port of New Orleans. At first, it appeared that the economic ramifications of these devastating storms would be as severe as the storms themselves. With natural gas and home heating oil prices soaring as winter approached, there was legitimate concern that, after paying the home heating and electric bills, the American consumer would be tapped out, severely crimping economic growth. In reality, the situation was not as dire as many thought, and in the fifth warmest winter on record, natural gas and home heating oil prices came tumbling down, averting a shock to the economy.

Next, investors worried about rising interest rates. Although longer-term market interest rates had held steady in the face of relentless tightening by the Federal Reserve, it was expected that sooner or later long rates would follow short rates higher, raising the cost of capital for businesses and pushing fixed mortgage rates to levels that could burst what some believed to be a housing bubble. With home equity increasingly being seen as a barometer of financial health, this could have caused substantial damage to consumer and investor confidence. Although long rates started to trend a bit higher toward the end of this reporting period and we saw some indications that the red-hot housing market was cooling, longer-term interest rates remain relatively low.

Finally, geopolitics were a source of anxiety for many investors. Despite an impressive turnout for national elections, Iraq had become increasingly unstable as insurgents launched terrorist attacks on Iraqi police and military. Hamas, which the U.S. government considers a terrorist organization, handily won the Palestinian elections, apparently derailing a peace settlement with Israel. And despite threats of a U.N. sanctioned economic embargo and perhaps even a military response, Iran continued to pursue its nuclear ambitions. Still, none of these issues had enough impact to undermine the global economy.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


You would think that this was not the kind of backdrop likely to encourage equity investors. Yet, just as it is supposed to do, the stock market climbed the proverbial "wall of worry." Taking two steps back for each three steps forward, the market did not appear to be making much progress. However, at the end of the first half of fiscal 2006, the large-cap Russell 1000 Index had gained 6.20%, the Russell Midcap Index had advanced 8.90%, and the small-cap Russell 2000 Index had returned 10.24% -- a fairly impressive six-month performance.

As always, there continue to be plenty of uncertainties in the market. Despite some recent encouraging signs, the danger of inflation and the possibility of further interest rate hikes are still real. The overextended consumer, the high cost of energy, and the ongoing threat of geopolitical conflict remain in the picture. On the other hand, the U.S. economy is strong and many corporations are exceedingly healthy, with enough cash on their balance sheets to help finance their growth or weather the next economic storm.

Of course, no one knows definitively what the market's future holds. Over the last six months, we have seen stocks make relatively impressive progress despite many obstacles. But even at times when the broad market is not rising, there are opportunities to be found if you have the patience and expertise to know where to look. At Neuberger Berman, our portfolio managers may hold a variety of viewpoints on the markets and individual securities. What they have in common, however, is a commitment to investment discipline and research-driven stock selection. These, in our opinion, are among the most important factors in achieving long-term investment success.

Sincerely,

                               /s/ Peter Sundman
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

CENTURY FUND Portfolio Commentary
--------------------------------

The Neuberger Berman Century Fund posted positive returns in the first half of the fiscal year ending August, 31, 2006, outperforming its benchmark, the Russell 1000 Growth Index. The largest contributor to portfolio performance for the period was strong stock selection. Sector selection also enhanced returns relative to the benchmark.

Our selection of Consumer Discretionary and Energy stocks provided the most significant benefit to results. Names that did well in each of these areas, respectively, included Sony and Schlumberger Ltd. Security selection among Financials was also a positive, with Goldman Sachs providing particularly strong performance. Finally, holdings in the Materials sector outperformed the benchmark sector component, as stock selection was broadly additive in the group.

In aggregate, our sector allocations over the reporting period helped the portfolio's relative performance, with the majority of the performance advantage coming from our overweight position in Energy and underweight position in Consumer Staples.

Although, in aggregate, our stock selection was beneficial to relative portfolio performance, within Health Care our stock selection was weak as various drug manufacturers and medical instrument and supply companies underperformed.

Equity market returns for the first half of fiscal-year 2006 were generally positive, as stocks rallied starting in October. Gains have been driven by the strength of the U.S. economy, which has enabled companies on average to post double-digit earnings growth for 15 consecutive quarters. Over the past six months, smaller-cap indices have outperformed larger-cap indices, and value stocks, led by the cyclical sectors, have outpaced growth shares. The upward move in stocks is impressive considering the increase in interest rates by the Federal Reserve, higher crude oil prices, and ongoing geopolitical tensions.

Interestingly, for the first time in the 25 years since the recession in 1980, there may be simultaneous increases in interest rates by the European Central Bank, the Bank of Japan and the Federal Reserve. In early March (after the reporting period), interest rates backed up across the globe with the U.S. 10-year Treasury bond yield breaking out to higher levels. Currently, the futures market is pricing in at least two more "tightenings" by the Fed as conditions are becoming more hostile for the financial markets. Risk aversion among investors appears to be relatively low, judging from credit spreads, the large amount of capital allocated to emerging markets, low levels of volatility and huge flows to alternative investments. As central banks increase rates, we believe that risk will be priced higher in the financial markets.

Our outlook for the domestic economy calls for a mid-cycle slowing and lower earnings growth. The driver of the U.S.'s stellar economic performance over the past five years has been the resilient consumer. In our view, the litany of negatives facing the consumer and discouraging personal spending include the slowing housing market, negative real income growth, slowing disposable income, a negative savings rate, higher energy costs and levered balance sheets -- all of which may finally weigh on consumer behavior. A slower mode of economic growth is reflected in many macro indicators, such as the negative yield curve, a decline in "money zero maturity" (a measure of the money supply) since last year, sentiment surveys and slower bank lending.

Since economic growth and earnings are becoming an increasing concern for us, we intend to make changes in our portfolio that reflect our more cautious attitude. In our view, the theme this decade will be companies and industries that benefit from Asian growth. However, as our economy slows, now appears to be a good time to take some money off the table in some more cyclical areas of the market. As a


THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES OF LARGE CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

result, we are reducing portfolio weightings in Information Technology, Materials and Consumer Discretionary sectors and increasing holdings in Health Care. Currently, we are overweight in Energy, Health Care, Materials and Information Technology, but underweight in Consumer Staples, Consumer Discretionary and Financials. Moving forward, we also intend to have a bias in the portfolio favoring larger capitalization stocks.

Sincerely,

                               /s/ JON D. BRORSON
                                JON D. BRORSON
                                  TEAM LEADER

                             /s/ JOHN J. ZIELINSKI
                               JOHN J. ZIELINSKI
                             PORTFOLIO CO-MANAGER
                               LARGE CAP GROWTH

                              /s/ KENNETH J. TUREK
                               KENNETH J. TUREK
                             PORTFOLIO CO-MANAGER
                               LARGE CAP GROWTH

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN CENTURY FUND(1)

                      INCEPTION DATE    SIX MONTH           AVERAGE ANNUAL TOTAL
                                     PERIOD ENDED           RETURN ENDED 3/31/06
                                        2/28/2006 1 YEAR 5 YEARS   LIFE OF FUND

INVESTOR CLASS(3b)        12/06/1999        5.89% 16.58%  (0.45%)      (5.92%)
RUSSELL 1000 GROWTH
 INDEX(2)                                   5.10% 13.14%   1.66%       (5.37%)
RUSSELL 1000 INDEX(2)                       6.20% 13.20%   4.74%        0.67%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)


Biotechnology............................................................   7.2%
Building Products........................................................   0.6
Business Services-IT Business Services...................................   2.4
Coal.....................................................................   1.3
Commercial Services......................................................   1.8
Communications...........................................................   2.4
Communications Equipment.................................................   1.2
Computer Related.........................................................   0.8
Computers & Systems......................................................   1.2
Consumer Staples.........................................................   1.5
Defense & Aerospace......................................................   2.5
Electronics..............................................................   4.8
Entertainment............................................................   2.0
Financial Services.......................................................   4.1
Food & Beverage..........................................................   1.5
Hardware.................................................................   2.1
Health Care..............................................................   0.5
Health Products & Services...............................................   4.6
Industrial...............................................................   2.9
Insurance................................................................   1.5
Internet.................................................................   2.4
Leisure..................................................................   1.1
Machinery & Equipment....................................................   3.1
Manufacturing............................................................   3.6
Medical Equipment........................................................   3.1
Metals...................................................................   0.9
Mining...................................................................   1.1
Oil & Gas................................................................   4.7
Oil Services.............................................................   1.4
Pharmaceutical...........................................................   6.3
Publishing & Broadcasting................................................   1.5
Retail...................................................................   5.8
Semiconductors...........................................................   7.3
Software.................................................................   4.4
Technology...............................................................   2.5
Telecommunications.......................................................   3.7
Short-Term Investments...................................................   0.3
Liabilities, less cash, receivables and other assets.....................  (0.1)

FASCIANO FUND Portfolio Commentary
----------------------------------

Small-cap stocks continued to lead the market in the first half of the fiscal year ending August 31, 2006, with the Russell 2000 Index outpacing the S&P 500 Index by a wide margin. A significant percentage of small-caps' performance advantage came in the first two months of calendar 2006, a period in which smaller, more speculative stocks excelled. The Neuberger Berman Fasciano Fund posted respectable gains during this six-month reporting period, but lagged its Russell 2000 benchmark.

Industrial sector investments had the most favorable impact on absolute returns. Our Industrial holdings underperformed the benchmark sector component, but still produced returns above the broad market average. Maintenance equipment and supplies distributor MSC Industrial Direct made the single largest contribution to performance, with heavy equipment manufacturer Bucyrus International coming in third, and oil and air filter manufacturer CLARCOR also making our top-ten contributors' list. MSC Industrial Direct dominates its niche and continues to increase market share and profitability. Bucyrus International is one of just two major manufacturers of draglines and electric shovels used in strip mining coal and oil sands. Expensive oil has energized the coal mining industry and made producing oil from Canadian oil sands profitable again. Bucyrus International's backlog has increased significantly; foreshadowing what we believe will be an extended period of improved profitability. We also like the fact that around 70% of the company's revenues come from replacement parts and service for the large installed base of its cranes. CLARCOR is the leading manufacturer of oil and air filters for the heavy duty trucking industry. We find CLARCOR to be a well-managed company for which recurring revenues support consistent earnings growth.

Financial sector investments also contributed to returns, with municipal bond insurer Assured Guaranty and property and casualty insurer HCC Insurance Holdings among the best performers. Assured Guaranty, the third largest municipal bond insurer behind MBNA and Ambac, is successfully making the transition from being primarily a reinsurer to engaging in the more profitable business of direct underwriting. HCC is a versatile company in that it both underwrites and brokers property and casualty policies. When the property and casualty pricing cycle is strong (as it is currently), HCC functions primarily as an underwriter. As evidenced by the fact that the company has never had an underwriting loss, it does a very good job in this business. When the pricing cycle weakens, HCC becomes a more active broker of other insurance companies' products. This has helped smooth earnings through the property and casualty pricing cycle.

The poor showing of the portfolio's Consumer Discretionary investments, most notably newspaper publishers Journal Register and Journal Communications and radio broadcaster Emmis Communications, is largely responsible for the Fund's lagging performance relative to its Russell 2000 benchmark over this six-month reporting period. It appears that so-called "old media" companies such as newspaper publishers and television and radio broadcasters have been given up for dead by investors enamored of Internet-oriented "new media" companies. Yes, "eyeballs" and advertising dollars are migrating to the Internet and MP3 players, and satellite radio is diverting "ears" from traditional radio. However, while newspaper publishing and radio broadcasting may no longer be growth businesses, most newspaper companies and radio broadcasters remain solidly profitable. Because we believe that these businesses are anchored by content and have well-established franchises in their markets, we expect that

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

they will continue to generate free cash for the foreseeable future. We think investors will eventually recognize that "old media" companies are worth considerably more than their current valuations. If these stocks continue to drift, we expect to see deal activity (takeovers and leveraged buyouts) help surface value.

Small-cap stocks have now outperformed large-caps for more than five years, leading an increasing number of market observers to anticipate that small-caps' dominance is on the wane. We don't expect small-cap stocks to outperform indefinitely and concede that, after this long run, small-cap stock valuations generally look somewhat rich relative to large-caps. However, we believe the small-cap stock market is still fertile ground for research-driven stock pickers and that over the long term, the ability to identify fundamentally attractive small companies will be productive.

Sincerely,

                            /s/ MICHAEL F. FASCIANO
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN FASCIANO FUND(1),(7),(9)

                      INCEPTION DATE    SIX MONTH    AVERAGE ANNUAL TOTAL
                                     PERIOD ENDED    RETURN ENDED 3/31/06
                                        2/28/2006 1 YEAR 5 YEARS 10 YEARS

INVESTOR CLASS            11/10/1988        4.71% 18.15%  10.83%    9.85%
ADVISOR CLASS(3b),(6)     05/24/2002        4.55% 17.84%  10.49%    9.69%
RUSSELL 2000 INDEX(2)                      10.24% 25.85%  12.59%   10.15%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND
CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)



Banking......................................   0.5%
Banking & Financial..........................   2.9
Basic Materials..............................   0.8
Biotechnology................................   1.0
Building, Construction & Furnishing..........   0.5
Business Services............................   8.2
Chemicals....................................   1.2
Consumer Discretionary.......................   0.5
Consumer Products & Services.................   0.9
Cosmetics....................................   1.2
Defense......................................   0.8
Distributor..................................   4.5
Education....................................   0.8
Electrical & Electronics.....................   1.0
Entertainment................................   1.3
Filters......................................   1.8
Financial Services...........................   3.5
Health Products & Services...................   8.9
Heavy Industry...............................   1.0
Home Builders................................   0.9
Industrial & Commercial Products.............   3.4
Insurance....................................   5.5
Internet.....................................   1.2
Machinery & Equipment........................   6.2
Manufacturing................................   0.9
Materials....................................   1.1
Office.......................................   1.0
Oil & Gas....................................   0.8
Oil Services.................................   6.1
Publishing & Broadcasting....................   6.2
Restaurants..................................   2.8
Retail.......................................   1.2
Semiconductors...............................   1.2
Specialty Retail.............................   0.8
Technology...................................   4.5
Transportation...............................   6.1
Waste Management.............................   3.1
Short-Term Investments.......................  23.5
Liabilities, less cash, receivables and other
 assets...................................... (17.8)

FOCUS FUND Portfolio Commentary
-------------------------------

Large-cap stocks as represented by the S&P 500 and Russell 1000 Value indices closed the first half of the fiscal year ending August 31, 2006 with respectable gains. We are pleased to report that the Neuberger Berman Focus Fund outperformed both of these benchmarks.

Consumer Discretionary sector investments had a favorable impact on relative returns, with specialty bedding manufacturer Select Comfort, marketing services company Vertrue, and retailer Home Depot among our best performers in the sector. Although the portfolio was materially underweight in the Health Care sector, the excellent performance of holdings such as laboratory equipment manufacturer Thermo Electron and specialty pharmaceuticals company Novartis helped generate sector returns more than five times that of the S&P 500's Health Care component. Although the portfolio had only modest exposure in the Energy sector, our choices produced good returns. The portfolio received a big boost from owning natural gas exploration and production company EOG Resources, which soared as natural gas prices spiked following Hurricane Katrina. We eliminated the position as an inventory bubble emerged due to the Northeast's extremely mild winter weather. We rolled some of these profits into leading oil sands producer Canadian Natural, which to date has performed strongly, and integrated energy producer ConocoPhillips, which has drifted, but which we think has good upside potential. Financial sector investments modestly lagged the corresponding S&P 500 sector component. However, the portfolio's overweight in the sector -- the S&P 500's second best performer in the six-month period -- contributed significantly to total return. Stockbroker/investment bankers Merrill Lynch and Goldman Sachs and financial giant Citigroup made our top-ten performance contributors' list.

Although we had some winners in the Information Technology sector (contract manufacturer Jabil Circuit and specialty software maker Amdocs made our top-ten list), the sharp decline in our single largest tech sector position, specialty semiconductor company International Rectifier, penalized returns. The stock got hit hard when self-induced production problems resulted in disappointing third and fourth quarter operating results. The company appears to have solved its production problems, the stock is now well off its lows, and we expect it to contribute to performance in the year ahead.

I took over the portfolio management responsibilities of retiring Co-Manager Kent Simons on October 1, 2005 and, over the last several months, have been gradually modifying the portfolio. We are employing the same basic investment philosophy and methodology, maintaining a concentrated portfolio of high quality companies trading at opportunistic prices. However, we have been trimming some of the Fund's largest positions and, going forward, we plan to limit single positions to no more than 10% of portfolio assets. While maintaining the Fund's investment strategy of investing mainly in six sectors, we are also making the portfolio more diversified by investing more in a broader array of industry groups. To date, we have reduced the portfolio's weighting in the Financial sector and selectively increased exposure to Consumer and Health Care stocks. As mentioned, our initial investments in the Energy sector have worked quite well and we may do more buying in this sector as opportunities present themselves. We are biased in favor of oil over natural gas companies because oil is a scarcer commodity and the rapidly rising cost of incremental production will likely keep it that way.

WHILE THE VALUE-ORIENTED APPROACH IS INTENDED TO LIMIT RISKS, THE FUND -- WITH ITS CONCENTRATION IN SECTORS -- MAY BE MORE GREATLY AFFECTED BY ANY SINGLE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENT THAN A MORE DIVERSIFIED MUTUAL FUND.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


We strive to add value to the investment process through stock selection rather than economic forecasting or timing the market. However, we will offer our opinions on the outlook for the economy and stock market. As always, there are things to feel both good and bad about. We believe that positive forces include still subdued inflation, the possibility that the Federal Reserve tightening cycle may be coming to an end, and enough corporate cash to help companies support capital spending, finance growth internally or through acquisitions, and/or enhance stock prices through share repurchases. Synchronized global growth and the fact that equity valuations appear quite reasonable are also positives. We believe the negatives include the overextended consumer, expensive energy, and the potential for an economically destabilizing geopolitical event, such as military action in response to Iran's nuclear ambitions. In our view, it seems likely that the economy and corporate earnings will slow but continue to grow at a respectable pace, supporting high-single-digit to low-double-digit percentage equity returns in the year ahead. Our goal is to add value through a concentrated portfolio of out-of-favor companies with above-market-average earnings growth potential.

Sincerely,

                              /s/ ROBERT B. CORMAN
                               ROBERT B. CORMAN
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN FOCUS FUND(1),(9),(10)

                    Inception Date    Six Month    Average Annual Total
                                   Period Ended    Return Ended 3/31/06
                                      2/28/2006 1 Year 5 Years   10 Years

Investor Class          10/19/1955        7.75% 15.79%   4.20%     9.74%
Trust Class(3a)         08/30/1993        7.66% 15.57%   4.02%     9.60%
Advisor Class(3a),(6)   09/03/1996        7.53% 15.36%   3.78%     9.73%
Russell 1000 Value
 Index(2)                                 7.33% 13.31%   7.79%    10.97%
S&P 500 Index(2)                          5.92% 11.72%   3.97%     8.95%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

SECTOR DIVERSIFICATION
(% OF TOTAL NET ASSETS)


Consumer Goods & Services....................  5.2%
Energy.......................................  3.2
Financial Services........................... 34.2
Health Care..................................  5.6
Machinery & Equipment........................  4.9
Media & Entertainment........................  4.0
Retail....................................... 11.3
Technology................................... 30.4
Short-Term Investments.......................  6.5
Repurchase Agreements........................  2.2
Liabilities, less cash, receivables and other
  assets..................................... (7.5)

GENESIS FUND Portfolio Commentary
---------------------------------

The Neuberger Berman Genesis Fund invests primarily in quality small companies with a history of consistent profits. As a result of this bias, the portfolio is somewhat defensively postured by nature. However, our decision to underweight Consumer Discretionary stocks in addition to our normal underweight in Information Technology has made the portfolio even less economically sensitive in recent years. For this reason, we have been comfortable overweighting Energy, a traditionally cyclical industry but one that we believe will continue to benefit from powerfully favorable supply/demand dynamics over the long term. Our "counter-balanced" portfolio performed in line with its Russell 2000 and Russell 2000 Value Index benchmarks through most of the first half of the fiscal year ending August 31, 2006, before suffering a relative performance shortfall in February due to a sharp sell-off in energy stocks. Overall, the Fund finished the reporting period with a solid gain.

Industrial sector investments made the biggest contribution to absolute returns, with mining equipment manufacturer Joy Global at the top of our performance charts. Mining and construction equipment maker Terex and automotive filtration company CLARCOR also finished on our top-ten contributors' list. Although the portfolio was underweighted in Financials, our holdings outperformed the benchmark component by a substantial margin. Property and casualty insurer W. R. Berkley was a big winner along with insurance broker Brown & Brown. As is often the case when the small-cap Information Technology sector heats up, the Fund's "low voltage" technology stocks lagged, but still generated attractive returns. Bar code printer company Zebra Technologies was our biggest contributor in the sector. In contrast, our decision to underweight the relatively weak Consumer Discretionary sector worked to our advantage.

Collectively, our Health Care investments disappointed, producing positive returns but significantly underperforming the benchmark's Health Care component. Reconstructive and cosmetic surgery product company Mentor Corp. and dental equipment and supplies leader Patterson Companies were among the poorest performers in the Health Care category. However, we believe that both companies will overcome what we think are temporary problems and will ultimately reward shareholders.

We increased our holdings in Energy three years ago when we became convinced that a major change in the global supply/demand dynamics of the Energy sector would support significantly higher energy prices, well-above-average earnings growth for energy companies, and much higher energy stock prices. Over the last two years, we have been generously rewarded for our commitments in the sector. However, with energy stocks coming under severe pressure in February, we have revisited our original investment thesis. After giving the matter considerable thought, we came to a simple and straightforward conclusion: as long as the world continues to consume considerably more energy than it is producing, a supply/demand imbalance will continue to support high prices and healthy company earnings in the sector.

We note that the big increase in natural gas inventories that caused the sharp drop in price resulted from the fifth mildest winter on record -- rather than from a change in long-term supply/demand dynamics. The fact that natural gas futures are materially higher than current spot market prices is a reflection of the markets' recognition of Mother Nature's recent beneficence. Recently, we have heard increasing chatter about how oil prices of $60 or more reflect more

THIS FUND IS CURRENTLY CLOSED TO NEW INVESTORS.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

than pure supply/demand fundamentals. Clearly there is a geopolitical risk premium discounted in oil prices, but considering the political instability in the Middle East and Nigeria, a risk premium is justified in our view.

Looking ahead, as always, there are a few things to worry about. Our present concern centers on rising longer term market interest rates and what appears to be a deteriorating housing market, both of which could negatively affect the economy and investor psychology. Also, the European Central Bank has begun to raise interest rates and the Bank of Japan is hinting that its highly accommodative monetary policy may be ending. We worry that the potential for a slowing in the U.S. and international economies could undermine corporate earnings, making it difficult for stocks to make much progress. But, then again, value investors are always worried. We will simply keep working hard to find reasonably valued small companies with potentially big futures.

Sincerely,

                               /s/ JUDITH M. VALE
                              /s/ ROBERT D'ALELIO
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GENESIS FUND(1)

                          INCEPTION DATE    SIX MONTH    AVERAGE ANNUAL TOTAL
                                         PERIOD ENDED    RETURN ENDED 3/31/06
                                            2/28/2006 1 YEAR 5 YEARS 10 YEARS

INVESTOR CLASS(3a)            09/27/1988        4.92% 20.58%  16.30%   15.96%
TRUST CLASS(3a)               08/26/1993        4.88% 20.49%  16.24%   15.92%
ADVISOR CLASS(3a),(6)         04/02/1997        4.74% 20.17%  15.95%   15.68%
INSTITUTIONAL CLASS(3b),(8)   07/01/1999        4.98% 20.81%  16.54%   16.16%
RUSSELL 2000 INDEX(2)                          10.24% 25.85%  12.59%   10.15%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)



Aerospace....................................  0.7%
Agriculture..................................  0.5
Automotive...................................  0.4
Banking & Financial..........................  6.4
Building, Construction & Furnishing..........  1.0
Business Services............................  3.2
Capital Equipment............................  3.3
Consumer Products & Services.................  5.3
Defense......................................  6.6
Diagnostic Equipment.........................  1.9
Energy.......................................  0.3
Filters......................................  2.4
Financial Services...........................  0.7
Financial Technology.........................  1.2
Food Products................................  0.3
Health Care.................................. 12.1
Health Products & Services...................  1.9
Heavy Industry...............................  1.1
Industrial & Commercial Products.............  3.7
Insurance....................................  3.2
Manufacturing................................  0.0
Medical Equipment............................  0.3
Medical Services.............................  0.9
Metals.......................................  2.4
Mining.......................................  0.8
Office Equipment.............................  1.3
Oil & Gas.................................... 16.5
Oil Services.................................  6.9
Packing & Containers.........................  1.6
Pharmaceutical...............................  1.8
Publishing & Broadcasting....................  1.0
Restaurants..................................  0.6
Retail.......................................  2.8
Technology...................................  3.7
Technology-Semiconductor.....................  0.4
Short-Term Investments.......................  2.9
Liabilities, less cash, receivables and other
 assets...................................... (0.1)

GUARDIAN FUND Portfolio Commentary
----------------------------------

The Neuberger Berman Guardian Fund posted a respectable gain in the first half of the fiscal year ending August 31, 2006, but lagged its S&P 500 benchmark. While we would love to outperform our benchmark in each and every six-month reporting period, our longer-term shareholders understand that our investment methodology resembles the racing strategy of the tortoise more than that of the hare. We focus on high-quality companies whose share prices do not reflect our assessment of favorable longer-term (three- to five-year) fundamental prospects. At times, this demands patience as it can take time for value to surface.

Our Financial sector investments had the most positive impact on absolute returns in this six-month reporting period. The portfolio was neutral-weighted in Financials, but our holdings outpaced the S&P 500's Financial component. State Street and Goldman Sachs were among our best performers. The portfolio was overweight in Industrials, but more importantly, returns from our holdings nearly doubled the return of the benchmark sector component. Canadian National Railway, industrial conglomerate Danaher, and trash disposal leader Waste Management appeared on our top-ten contributors' list. Health Care sector investments also buoyed returns. The portfolio was modestly underweight in Health Care, but our return in the sector nearly tripled that of the S&P 500 Health Care component. Longtime portfolio favorite UnitedHealth Group and pharmaceutical company Novartis excelled.

Our exposure to the Telecommunications Services sector was limited to one stock -- global wireless communications giant Vodafone. However, the stock's poor performance had a significantly negative impact on absolute and relative returns. After the close of this reporting period, we eliminated our position in Vodafone, because the company was not making the operational progress we had anticipated.

Information Technology (IT) sector investments disappointed, with leading computer retailer Dell and semiconductor manufacturers Altera and Texas Instruments losing ground. For us, the current state of the technology stock market is a good news/bad news proposition. The good news is that we have been able to build positions in great technology businesses at very compelling valuations. The bad news is that investors remain skittish towards tech stocks. As we look ahead, we continue to believe that our IT holdings are well positioned in their respective businesses. With this in mind, we have been willing to tolerate short-term volatility in what we believe will prove to be productive longer-term investments.

Collectively, the portfolio's Consumer Discretionary investments penalized returns, with cable television companies Liberty Global and Comcast among the poorest performers. Today, cable stocks are out of favor with Wall Street. The bad news, which we believe is already fully discounted in cable TV stock prices, is that subscriber growth has slowed in this relatively mature industry and that the eventual competitive entry by the regional telephone companies into video will pressure pricing. Furthermore, there is the secular concern that the bundled, tiered programming offered by cable companies today may be disintermediated by streaming video over the Internet. We believe that these concerns are overstated. In fact, Comcast today has a relatively low market penetration rate and is in the process of rolling out a $100 per month three-in-one package providing digital video services, a high-speed Internet connection, and Voice Over Internet Protocol or "VOIP" telephone services. We think this is a very good package that will not only help reenergize subscriber growth but also generate incremental profits.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN MID- TO LARGE-CAP STOCKS ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


In closing, we hope to build on the Neuberger Berman Guardian Fund's first-half gains over the balance of fiscal 2006. Barring any unforeseeable economic shocks or geopolitical events, we believe the stock market will continue to present opportunities for research-driven stock pickers.

Sincerely,

                               /s/ ARTHUR MORETTI
                                ARTHUR MORETTI
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GUARDIAN FUND(1),(9)


                    INCEPTION DATE    SIX MONTH    AVERAGE ANNUAL TOTAL
                                   PERIOD ENDED    RETURN ENDED 3/31/06
                                      2/28/2006 1 YEAR 5 YEARS 10 YEARS

INVESTOR CLASS          06/01/1950        4.33% 13.86%   5.95%    6.49%
TRUST CLASS             08/03/1993        4.27% 13.61%   5.80%    6.37%
ADVISOR CLASS(3b),(6)   09/03/1996        4.00% 13.05%   5.43%    5.91%
S&P 500 INDEX(2)                          5.92% 11.72%   3.97%    8.95%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)


Automotive...................................   4.3%
Banking & Financial..........................   4.2
Cable Systems................................   6.2
Consumer Staples.............................   2.6
Defense......................................   3.5
Energy.......................................   2.0
Financial Services...........................   7.1
Health Products & Services...................   4.6
Industrial...................................   4.7
Insurance....................................   5.9
Media........................................   6.6
Oil & Gas....................................   2.8
Oil Services.................................   0.5
Pharmaceutical...............................   5.5
Real Estate..................................   1.5
Technology...................................   6.9
Technology-Semiconductor.....................   9.3
Technology-Semiconductor Capital
 Equipment...................................   3.4
Telecommunications...........................   3.3
Transportation...............................   3.6
Utilities....................................   4.3
Waste Management.............................   4.5
Short-Term Investments.......................  20.8
Liabilities, less cash, receivables and other
 assets...................................... (18.1)

INTERNATIONAL FUND Portfolio Commentary
---------------------------------------

International stocks continued to outperform U.S. equities in the first half of the fiscal year ending August 31, 2006, with the MSCI EAFE Index more than doubling the return of the S&P 500. The Neuberger Berman International Fund outperformed its EAFE benchmark for the reporting period.

Financial sector investments had the most positive impact on total returns. The portfolio was underweighted in Financials, but our holdings materially outperformed EAFE's Financial sector component. Three financial companies, U.K. mortgage lender Kensington Group, long-time portfolio holding Anglo Irish Bank, and U.K. reinsurance company Amlin PLC finished on our top-ten contributors list. Energy sector investments, most notably Petroleo Brasileiro and the U.K.'s Tullow Oil PLC and Burren Energy, excelled. Our focus on "upstream" operators, notably exploration and production companies, rather than "downstream" or integrated energy companies involved in refining and marketing, was largely responsible for the portfolio's almost 16% return in the Energy sector compared to a small loss for EAFE's Energy component. Information Technology (IT) investments also contributed to the Fund's absolute and relative returns. The portfolio was modestly overweighted in technology, but more importantly, led by big winners such as Hong Kong's TPV Technology and Japan's Brother Industries, our IT holdings more than doubled the return of the EAFE's technology component.

Relative returns were negatively affected by the portfolio's Consumer Discretionary sector investments. As reflected in the Fund's positive return in this sector, we had some winners. However, the five consumer stocks (the U.K.'s MFI Furniture Group, Canada's Great Canadian Gaming, Japanese food company PLENUS Co., Brazilian Internet service provider and portal Universo Online SA, and German television and radio broadcaster Premiere AG) that finished on our bottom-ten contributors' list were a drag on performance. Although the portfolio's Telecommunications Services investments outperformed the corresponding benchmark component, the Fund had negative returns in this sector. The U.K.'s Vodafone was the single largest performance detractor. The Fund's significant underweighting in the above-market-average performing Utilities sector also lowered relative returns.

On average, during this six-month reporting period, the Fund held 20.5% of assets outside of EAFE's boundaries. Returns from the portfolio's Argentine, Brazilian, Korean and South African holdings contributed significantly to returns. Our Canadian investments (at around 10% of total portfolio assets, our largest non-EAFE commitment) produced positive returns, but modestly lagged the EAFE Index. The superior performance of our U.K. investments, which more than doubled the return of EAFE's U.K. component, also enhanced returns. The Fund's significant underweighting in the strong Japanese stock market and the disappointing relative performance of our holdings penalized returns.

International equities have now outperformed U.S. stocks for more than three years. The strong flow of funds into international stocks may help keep this relative performance winning streak alive through 2006. However, looking ahead, we do not expect international equity returns to be quite as generous as in recent years. Although international economies have been gaining momentum as the U.S. economy has begun to slow, the European Central Bank has begun tightening in response to inflationary concerns and the Bank of Japan is considering ending its loose monetary policy. We expect rising short-term interest rates to take some of the steam out of international equity markets. In addition, while valuations among international equities are still lower than

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES BASED OUTSIDE THE UNITED STATES ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

in the U.S., after recent years of strong performance they are not quite as compelling. Put another way, we believe that, in general, international equities are still attractively priced but are no longer deeply discounted. For calendar year 2006, we expect to see total percentage returns for international equities in the low double-digits, with perhaps 5% coming from stock price appreciation and dividends, and the balance from favorable currency translation -- if, as we anticipate, the dollar once again weakens against the euro and yen. We, of course, will be striving to outperform the Fund's EAFE benchmark through our research-driven stock selection methodology.

Sincerely,

                               /s/ BENJAMIN SEGAL
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN INTERNATIONAL FUND(1),(9)


                   INCEPTION DATE    SIX MONTH    AVERAGE ANNUAL TOTAL
                                  PERIOD ENDED    RETURN ENDED 3/31/06
                                     2/28/2006 1 YEAR 5 YEARS 10 YEARS

INVESTOR CLASS(3a)     06/15/1994       16.20% 32.71%  16.37%   11.80%
TRUST CLASS(3a),(5)    06/29/1998       16.22% 32.60%  16.78%   12.20%
MSCI EAFE INDEX(2)                      15.23% 24.94%  10.04%    6.83%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automobiles & Components.....................  5.4%
Banks........................................ 12.5
Capital Goods................................  3.4
Chemicals....................................  1.5
Commercial Services & Supplies...............  4.1
Construction Materials.......................  2.9
Consumer Discretionary.......................  2.2
Consumer Durables & Apparel..................  4.2
Diversified Financials.......................  0.8
Energy.......................................  0.2
Energy Services & Equipment..................  2.9
Financial Services...........................  2.2
Food, Beverage & Tobacco.....................  3.6
Health Care Equipment & Services.............  0.6
Hotels, Restaurants & Leisure................  6.0
Household & Personal Products................  0.7
Industrial & Commercial Products.............  0.4
Insurance....................................  0.3
Materials....................................  0.4
Materials-Metals & Mining....................  1.8
Media........................................  3.7
Oil & Gas.................................... 18.1
Pharmaceutical & Biotechnology...............  1.0
Retailing....................................  1.1
Technology...................................  0.3
Technology-Hardware..........................  5.4
Telecommunications-Diversified...............  1.1
Telecommunications-Wireless..................  3.3
Transportation...............................  1.3
Short-Term Investments....................... 14.5
Liabilities, less cash, receivables and other
 assets...................................... (5.9)

INTERNATIONAL INSTITUTIONAL FUND Portfolio Commentary
--------------------------------

International stocks continued to outpace U.S. equities in the first half of the fiscal year ending August 31, 2006, with the MSCI EAFE Index more than doubling the return of the S&P 500. Due in part to its larger-than-normal cash allocation (a result of money coming in from its growing shareholder base), the Neuberger Berman International Institutional Fund lagged its EAFE benchmark.

Financial sector holdings made the largest contribution to total returns. Although the portfolio was underweighted in Financials, its investments materially outperformed the EAFE's Financial sector component. U.K. mortgage lender Kensington Group was the Fund's single largest performance contributor and Anglo Irish Bank also excelled. Our bias favoring "upstream" exploration and production companies over "downstream" operators such as integrated oils involved in refining and marketing helped us generate healthy returns in the Energy sector compared to a loss for EAFE's Energy sector component. Petroleo Brasileiro and the U.K.'s Tullow Oil PLC and Burren Energy were among our top-ten performance contributors. Information Technology (IT) investments also produced superior returns. The portfolio was modestly overweight in IT, but stock selection was the key to our success, with the return of the Fund's technology holdings more than doubling EAFE's IT component. Japan's Brother Industries and Hong Kong's TPV Technology were our two best tech performers.

Consumer Discretionary sector investments disappointed during the six-month reporting period. Although collectively our Consumer Discretionary holdings posted decent gains, the portfolio's substantial overweight and poor relative performance in the sector penalized relative returns. Six Consumer Discretionary stocks (the U.K.'s MFI Furniture Group and Trinity Mirror, Canada's Great Canadian Gaming, Japanese food company PLENUS Co., Brazilian Internet service provider and portal Universo Online SA, and German television and radio broadcaster Premiere AG) finished on our bottom-ten contributors' list. The Fund's Telecommunications Services investments posted negative returns, with a substantial loss for the U.K.'s Vodafone having the most negative impact on portfolio performance. The portfolio's significant underweight in the above-market-average performing Utilities sector also lowered relative returns.

On average, the Fund held 17.7% of assets outside of EAFE's boundaries during first-half fiscal 2006. The portfolio's Argentine, Brazilian and South African investments contributed significantly to returns. The Fund's Canadian holdings (at approximately 10% of total assets, our largest non-EAFE allocation) posted solid gains, but trailed the EAFE index. The superior performance of our U.K. investments, which more than doubled that of the EAFE's U.K. component, enhanced relative returns. The Fund's significant underweight in Japan, the top-performing developed international stock market over the last six months, and our Japanese holdings' disappointing relative performance restrained returns.

International stocks as represented by EAFE have significantly outperformed the S&P 500 over the last three years. Emerging market equities (not included in EAFE) have performed even better. With so much money flowing into international markets, we can envision this trend continuing in calendar 2006. However, we doubt that international equity returns will be quite as generous as those enjoyed in recent years. Although most international economies are gaining momentum while the U.S. economy is beginning to slow, the European Central Bank has begun tightening and the Bank of Japan is considering ending its loose monetary policy. We believe the headwind created by rising short-term interest

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES BASED OUTSIDE THE UNITED STATES ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

rates will restrain equity performance. In addition, while valuations in the international markets are still lower than in the U.S., after recent years of strong performance they are not quite as compelling. Put another way, we believe that, in general, international equities are still attractively priced, but that they are no longer deeply discounted. In calendar 2006, we expect to see total percentage returns for international equities in the low double-digits, with perhaps 5% coming from stock price appreciation and dividends, and the balance from favorable currency translation -- if, as we anticipate, the dollar once again weakens against the euro and yen. We, of course, will be striving to outperform the Fund's EAFE benchmark through our research-driven stock selection methodology.

Sincerely,

                               /s/ BENJAMIN SEGAL
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND(1),(9)

                        INCEPTION DATE    SIX MONTH     CUMULATIVE TOTAL
                                       PERIOD ENDED RETURN ENDED 3/31/06
                                          2/28/2006         LIFE OF FUND

INSTITUTIONAL CLASS(3b)     06/17/2005       13.37%               27.46%
MSCI EAFE INDEX(2)                           15.23%               26.45%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automobiles & Components.....................   5.9%
Banks........................................  13.7
Capital Goods................................   3.1
Chemicals....................................   1.1
Commercial Services & Supplies...............   3.7
Construction Materials.......................   3.2
Consumer Discretionary.......................   2.2
Consumer Durables & Apparel..................   4.9
Diversified Financials.......................   0.8
Energy.......................................   0.2
Energy Services & Equipment..................   3.0
Financial Services...........................   2.3
Food, Beverage & Tobacco.....................   3.8
Health Care Equipment & Services.............   0.6
Hotels, Restaurants & Leisure................   6.5
Industrial & Commercial Products.............   0.3
Insurance....................................   0.1
Materials....................................   0.3
Materials-Metals & Mining....................   1.7
Media........................................   4.0
Oil & Gas....................................  20.0
Pharmaceutical & Biotechnology...............   1.5
Retailing....................................   1.1
Technology...................................   0.3
Technology-Hardware..........................   6.2
Telecommunications-Diversified...............   1.4
Telecommunications-Wireless..................   3.9
Transportation...............................   1.7
Short-Term Investments.......................  14.1
Liabilities, less cash, receivables and other
 assets...................................... (11.6)

MANHATTAN FUND Portfolio Commentary
-----------------------------------

The Neuberger Berman Manhattan Fund posted positive returns and outperformed the Russell Midcap Growth Index in the first half of the fiscal year ending August 31, 2006. During this reporting period, the largest contributor to relative portfolio performance was strong stock selection, while sector allocation also helped results.

Stock selection in the Financial, Industrial and Energy sectors was positive for the portfolio. Financial stocks such as Chicago Mercantile Exchange Holdings Inc. benefited from a favorable market environment. Among Industrials, Fastenal and C.H. Robinson provided standout performance. Within Energy, Peabody Energy and Denbury Resources excelled.

Security selection across the Health Care sector added to returns. Several areas, including drug manufacturing and biotechnology, were particularly strong. Holdings in the Materials sector such as Airgas and Eagle Materials were beneficial to returns versus the index.

In aggregate, our sector selection contributed to performance, primarily due to an overweight in Telecommunications, the strongest performing sector of the past six months. In addition, our underweight in the anemic Consumer Discretionary sector also aided relative returns.

On the downside, our security selection in the Consumer Discretionary sector detracted from results, as several service companies were particularly weak.

Equity market returns for the first half of fiscal year 2006 were generally positive, as stocks rallied starting in October. Gains have been driven by the strength of the U.S. economy, which has enabled companies, on average, to post double-digit earnings growth for 15 consecutive quarters. Over the past six months, smaller-cap indices have outperformed larger-cap indices, and value stocks, led by the cyclical sectors, have outpaced growth shares. The upward move in stocks is impressive considering the increase in interest rates by the Federal Reserve, higher crude oil prices, and ongoing geopolitical tensions.

Interestingly, for the first time in the 25 years since the recession in 1980, there may be simultaneous increases in interest rates by the European Central Bank, the Bank of Japan and the Federal Reserve. In early March (after the reporting period), interest rates backed up across the globe with the U.S. 10-year Treasury bond yield breaking out to higher levels. Currently, the futures market is pricing in at least two more "tightenings" by the Fed as conditions are becoming more hostile for the financial markets. Risk aversion among investors appears to be relatively low, judging from credit spreads, the large amount of capital allocated to emerging markets, low levels of volatility and huge flows to alternative investments. As central banks increase rates, we believe that risk will be priced higher in the financial markets.

Our outlook for the domestic economy calls for a mid-cycle slowing and lower earnings growth. The driver of the U.S.'s stellar economic performance over the past five years has been the resilient consumer. The litany of negatives facing the consumer and discouraging personal spending include the slowing housing market, negative real income growth, slowing disposable income, a negative savings rate, higher energy costs and levered balance sheets -- all of which may finally weigh on consumer behavior. A slower mode of economic growth is reflected in many macro indicators, such as the negative yield curve, a decline in "money zero maturity" (a measure of the money supply) since last year, sentiment surveys and slower bank lending.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH MID-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


Since economic growth and earnings are becoming an increasing concern for us, we intend to make changes in our portfolio that reflect our more cautious attitude. In our view, the theme this decade will be companies and industries that benefit from Asian growth. However, as our economy slows, now appears to be a good time to take some money off the table in some more cyclical areas of the market. Currently, we are overweight in Energy, Health Care and Industrials, and underweight in Consumer Staples, Consumer Discretionary and Financials.

Sincerely,

                               /s/ JON D. BRORSON
                                JON D. BRORSON
                                  TEAM LEADER
                              /s/ KENNETH J. TUREK
                               KENNETH J. TUREK
                       PORTFOLIO MANAGER MID-CAP GROWTH

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MANHATTAN FUND(1),(9)

                        INCEPTION DATE    SIX MONTH         AVERAGE ANNUAL TOTAL
                                       PERIOD ENDED         RETURN ENDED 3/31/06
                                          2/28/2006  1 YEAR   5 YEARS   10 YEARS

INVESTOR CLASS           03/01/1979(4)       13.29%  29.54%     5.44%     6.79%
TRUST CLASS(3b)          08/30/1993          13.00%  29.27%     5.31%     6.61%
ADVISOR CLASS(3b),(6)    09/03/1996          12.88%  29.05%     4.95%     6.20%
RUSSELL MIDCAP GROWTH
 INDEX(2)                                     9.69%  22.68%     8.99%     9.39%
RUSSELL MIDCAP INDEX(2)                       8.90%  21.54%    12.52%    12.66%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)



Aerospace....................................  2.1%
Basic Materials..............................  2.3
Biotechnology................................  5.6
Broadcasting.................................  0.3
Building Materials...........................  0.3
Business Services............................  9.6
Capital Equipment............................  2.1
Communications Equipment.....................  1.2
Consumer Discretionary.......................  3.2
Consumer Staples.............................  1.9
Diagnostic Equipment.........................  1.7
Electrical & Electronics.....................  0.9
Energy.......................................  8.2
Financial Services...........................  5.8
Hardware.....................................  0.6
Health Care..................................  6.3
Industrial...................................  4.6
Leisure......................................  5.4
Medical Equipment............................  5.2
Metals.......................................  0.5
Oil & Gas....................................  2.1
Retail.......................................  5.4
Semiconductors...............................  9.7
Software.....................................  1.7
Technology...................................  4.7
Telecommunications...........................  4.6
Transportation...............................  1.4
Utilities....................................  0.8
Short-Term Investments.......................  9.1
Liabilities, less cash, receivables and other
 assets...................................... (7.3)

MILLENNIUM FUND Portfolio Commentary
------------------------------------

The Neuberger Berman Millennium Fund posted positive returns and outperformed the Russell 2000 Growth Index in the first half of the fiscal year ending August 31, 2006. Strong security selection across much of the portfolio was primarily responsible for this outperformance.

Stock selection within the Health Care sector provided the largest contribution to relative performance. Names that did well in this sector were Intuitive Surgical and Hologic Inc. Our selection of stocks within the Financial and Consumer Discretionary sectors also proved beneficial to returns versus the index. Performance leaders included business services companies such as the Nasdaq Stock Market (Financials) and niche retailers including Tractor Supply and GameStop Corp. (Consumer Discretionary).

Our security selection within the Telecommunications sector was favorable, as SBA Communications posted strong returns. Industrial stocks were also a positive, with services companies UTI Worldwide and Watsco benefiting returns, along with Materials and Energy stocks such as Eagle Materials and Ultra Petroleum.

The largest detraction from portfolio performance came from stock selection within Information Technology, as Bluecoat and Activision were particularly weak. In aggregate, our sector selection was a slight negative relative to the index, with the majority of that underperformance due to our overweight position in Energy and underweight position in Materials.

Equity market returns for the first half of fiscal year 2006 were generally positive, as stocks rallied starting in October. Gains have been driven by the strength of the U.S. economy, which has enabled companies on average to post double-digit earnings growth for 15 consecutive quarters. Over the past six months, smaller-cap indices have outperformed larger-cap indices, and value stocks, led by the cyclical sectors, have outpaced growth shares. The upward move in stocks is impressive considering the increase in interest rates by the Federal Reserve, higher crude oil prices, and ongoing geopolitical tensions.

Interestingly, for the first time in the 25 years since the recession in 1980, there may be simultaneous increases in interest rates by the European Central Bank, the Bank of Japan and the Federal Reserve. In early March (after the reporting period), interest rates backed up across the globe with the U.S. 10-year Treasury bond yield breaking out to higher levels. Currently, the futures market is pricing in at least two more "tightenings" by the Fed as conditions are becoming more hostile for the financial markets. Risk aversion among investors appears to be relatively low, judging from credit spreads, the large amount of capital allocated to emerging markets, low levels of volatility and huge flows to alternative investments. As central banks increase rates, we believe that risk will be priced higher in the financial markets.

Our outlook for the domestic economy calls for a mid-cycle slowing and lower earnings growth. The driver of the U.S.'s stellar economic performance over the past five years has been the resilient consumer. In our view the litany of negatives facing the consumer and discouraging personal spending include the slowing housing market, negative real income growth, slowing disposable income, a negative savings rate, higher energy costs and levered balance sheets -- all of which may finally weigh on consumer behavior. A slower mode of economic growth is reflected in many macro indicators, such as the negative yield curve, a decline in "money zero maturity" (a measure of the money supply) since last year, sentiment surveys and slower bank lending.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


Since economic growth and earnings are becoming an increasing concern for us, we intend to make changes in our portfolio that reflect our more cautious attitude. In our view, the theme this decade will be companies and industries that benefit from Asian growth. However, as our economy slows, now appears to be a good time to take some money off the table in some more cyclical areas of the market.


Sincerely,

                               /s/ JON D. BRORSON
                                JON D. BRORSON
                                  TEAM LEADER

                             /s/ DAVID H. BURSHTAN
                               DAVID H. BURSHTAN
                               PORTFOLIO MANAGER
                               SMALL CAP GROWTH

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN MILLENNIUM FUND(1)


                      INCEPTION DATE    SIX MONTH        AVERAGE ANNUAL TOTAL
                                     PERIOD ENDED        RETURN ENDED 3/31/06
                                        2/28/2006 1 YEAR 5 YEARS LIFE OF FUND

INVESTOR CLASS(3b)        10/20/1998       14.38% 30.53%   4.23%       11.83%
TRUST CLASS(3b),(5)       11/03/1998       14.34% 30.51%   4.18%       11.76%
ADVISOR CLASS(3b),(6)     05/03/2002       14.20% 30.22%   4.19%       11.80%
RUSSELL 2000 GROWTH
 INDEX(2)                                  11.69% 27.84%   8.59%        8.33%
RUSSELL 2000 INDEX(2)                      10.24% 25.85%  12.59%       12.38%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace.....................   3.0%
Banking & Financial...........   1.9
Building Products.............   1.5
Business Services.............   5.8
Coal..........................   1.1
Consumer Discretionary........   4.2
Consumer Products & Services..   2.8
Distributor...................   0.9
Entertainment.................   4.3
Financial Services............   7.2
Health Care...................   7.5
Health Products & Services....   3.6
Industrial....................   3.4
Insurance.....................   2.0
Internet......................   2.7
Medical Equipment.............   6.0
Medical Services..............   2.8
Oil & Gas.....................   4.2
Retail........................   3.9
Semiconductor.................   1.8
Software......................   5.1
Technology....................  12.4
Technology-Semiconductor......   3.0
Telecommunication Equipment...   1.3
Telecommunications-Wireless...   2.2
Transportation................   6.9
Short-Term Investments........  19.9
Liabilities, less cash,
 receivables and other assets. (21.4)

PARTNERS FUND Portfolio Commentary
----------------------------------

The S&P 500 and Russell 1000 Value indices closed the first half of the fiscal year ending August 31, 2006 with respectable gains. Due to favorable stock selection, the Neuberger Berman Partners Fund outperformed the S&P 500, although it trailed the Russell benchmark.

Financial sector investments made the largest contribution to absolute returns during the reporting period, with brokerage/investment banking firms Merrill Lynch and Goldman Sachs near the top of our performance leader board. Industrial sector investments had the most favorable impact on relative returns. Helped by the excellent performance of mining equipment leader Joy Global and construction equipment giant Caterpillar, the portfolio's return from Industrial holdings more than tripled that of the S&P 500's Industrials component. The portfolio was underweight in the Health Care sector versus the S&P 500 but, led by Aetna, our Health Care holdings more than quadrupled benchmark component gains. Energy sector investments continued to contribute to returns. We were significantly overweight in Energy and our holdings nearly doubled the return of the benchmark's Energy sector. Coal mining companies Peabody Energy and Arch Coal were major factors in the Fund's superior performance in the sector. Although we had a relatively small commitment to the Materials sector, the excellent performance of Phelps Dodge enhanced absolute and relative returns.

The portfolio's Information Technology (IT) investments, most notably computer printer maker Lexmark International and Internet security software company Symantec, disappointed. We have maintained our underweight IT position versus the S&P 500 in part because companies whose operating results fail to meet or beat consensus expectations or who warn that future results may fall short of Wall Street forecasts have been so severely punished. Although we have tried to be extremely careful in the sector, any mistake tends to translate into a sizable loss.

Relative returns were penalized by the portfolio's overweight in Consumer Discretionary stocks, the S&P 500's worst performing sector over the last six months. Declines in homebuilders Pulte Homes and KB HOME restrained performance in this sector. Judging from the current valuations of homebuilder stocks, it appears that investors are expecting the housing market to collapse. However, due to favorable demographics, strong job growth, and still low mortgage rates, we believe the housing industry will have a soft landing, with new housing starts declining no more than 10%. If we are right, homebuilding stocks should rebound.

As we enter the second half of fiscal-year 2006, the portfolio remains overweighted in the Energy sector. In our view, the reason we decided to overweight Energy several years ago -- our conviction that there would be a long-term supply/demand imbalance that would support high energy prices and good energy company earnings -- remains valid. The depletion rate of global energy reserves now exceeds 6%. Due to limited marginal capacity, the world is not able to replace the energy assets it is consuming. We believe this should create a floor under oil and natural gas prices and continue to drive earnings for alternative energy companies such as coal miners and oil sands and oil shale producers, which are currently trading at valuations indicating that investors believe oil prices will come tumbling back down. Also, we note that the big drop in natural gas prices was not due to a shift in longer term supply/demand dynamics, but rather a result of the fifth mildest winter on record.

We continue to like stockbroker/investment banking firms. Corporate cash is at record levels and we believe a fair amount of it will be used to grow via acquisition. We expect to see an extended period of increased merger and acquisition activity, a high margin business for investment banks. We will

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN MID- TO LARGE-CAP STOCKS ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

likely be adding to the portfolio's Materials and Industrial sector exposure in the coming months. We see ongoing strong demand for the materials and equipment needed to build emerging nation infrastructures and to repair and maintain that of the U.S.

In closing, we always have an opinion on the outlook for the stock market, but never let it influence our stock-specific investment decisions. We are still finding good value in select issues and trust that good value will translate into good returns.

Sincerely,

                              /s/ S. BASU MULLICK
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN PARTNERS FUND(1),(9)

                       INCEPTION DATE      SIX MONTH        AVERAGE ANNUAL TOTAL
                                        PERIOD ENDED        RETURN ENDED 3/31/06
                                           2/28/2006   1 YEAR  5 YEARS  10 YEARS

INVESTOR CLASS          01/20/1975(4)          6.83%    21.41%   9.36%     9.79%
TRUST CLASS(3a)         08/30/1993             6.70%    21.19%   9.18%     9.65%
ADVISOR CLASS(3a,6)     08/16/1996             6.66%    20.98%   8.93%     9.29%
RUSSELL 1000 VALUE
     INDEX(2)                                  7.33%    13.31%   7.79%    10.97%
S&P 500 INDEX(2)                               5.92%    11.72%   3.97%     8.95%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
Industry Diversification
(% of Total Net Assets)

 Auto Related.................................   2.5%
 Banking & Financial..........................   4.1
 Building, Construction & Furnishing..........  13.2
 Building Materials...........................   1.5
 Business Services............................   1.0
 Coal.........................................   4.0
 Consumer Cyclicals...........................   1.8
 Consumer Goods & Services....................   0.7
 Electric Utilities...........................   2.6
 Energy.......................................  11.6
 Financial Services...........................   7.5
 Health Care..................................   6.4
 Industrial...................................   1.2
 Insurance....................................   6.0
 Machinery & Equipment........................   4.2
 Metals.......................................   1.7
 Oil & Gas....................................   9.0
 Pharmaceutical...............................   1.1
 Retail.......................................   3.9
 Software.....................................   4.3
 Technology...................................   2.3
 Transportation...............................   3.2
 Short-Term Investments.......................  25.0
 Liabilities, less cash, receivables and other
  assets...................................... (18.8)

REAL ESTATE FUND Portfolio Commentary
-------------------------------------

Improving commercial real estate fundamentals, increased merger and acquisition activity in the sector, and a strong flow of funds from institutional and retail investors translated into excellent gains for the real estate investment trust (REIT) market in the first half of the fiscal year ending August 31, 2006. We are pleased to report that, driven by favorable stock selection, the Neuberger Berman Real Estate Fund once again outperformed its FTSE NAREIT Equity REITs Index benchmark.

Office sector investments had the most favorable impact on absolute and relative performance. The portfolio was overweighted in the group and our holdings outperformed the benchmark's Office sector component by a wide margin. The portfolio was overweighted in the Diversified (REITs owning more than one property type) and Industrial sectors and our holdings also outpaced corresponding benchmark sector returns. Apartment sector holdings modestly lagged, but the portfolio's overweight in this sector, the single best performing REIT sector, contributed significantly to total return.

Although the portfolio had very limited exposure to Manufactured Housing, our one small position declined, resulting in negative returns. The portfolio's Regional Mall and Lodging/Resort sector investments lagged benchmark components and our zero weighting in the Self Storage sector, the third best performing sector in the benchmark, penalized relative returns.

Rising demand and restrained supply growth in most property sectors continue to drive commercial real estate industry fundamentals. Industrywide demand growth is expected to be in the 2% to 3% range while supply growth is expected to be in the 1% to 1.5% range due largely to a significant increase in building and development costs (rising land and materials prices) and a shortage of skilled labor. Rising demand and limited supply is generally good news for owners of commercial real estate.

Merger and acquisition activity has increased significantly due to the fact that it is still cheaper to buy real estate in the stock market than in the private market. Much of this deal activity has involved well-funded private real estate opportunity funds, which have become increasingly aggressive in the REIT market this year. Deals are being done at a 10% to 15% premium to published net asset values (NAV). We believe the fact that private equity funds have so much capital and that collectively REITs are trading at only about a 5% premium to NAV should support ongoing deal activity. Due to recent years' exceptional performance, REIT mutual funds are also attracting capital. More money investing in fewer REITs has also bolstered public market prices.

Looking ahead, we believe the fundamental outlook for commercial real estate remains strong. Industrial REITs continue to benefit from the robust manufacturing sector. Occupancy rates and rents in the Apartments sector, in our view, have clearly bottomed. With the increase in adjustable and fixed mortgage rates finally taking some steam out of the new housing market, demand for apartments should pick up substantially in the year ahead. Office sector fundamentals should also improve as the strong demand we have seen in the New York, Washington, DC, and Los Angeles markets spreads to Sun Belt cities such as Atlanta, Houston and Phoenix. Retail REITs (regional malls and shopping centers) remain quite profitable, with the American consumer thus far shrugging off more expensive energy and rising interest rates. The hotel business appears solid although new issuance among Lodging/Resort REITs has been weighing on returns.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION AND INCOME FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL- AND MID-MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

Much of this good fundamental news is reflected in REIT valuations. As of mid-March, the average REIT yield is around 4% compared to a historical average of about 6.3%. Price/earnings (P/E) multiples are in the 14 to 14.5 range compared to a historical average of 12.5. While REITs appear a bit pricey based on yield and P/E metrics, they remain modestly undervalued on a price/net asset value basis, trading at a 5% premium to published net asset value, or somewhat below the long-term average of about 7%.

In conclusion, although REIT valuations are now in the higher end of the their historical range, we believe they are supported by a continued strengthening of private real estate values and healthy M&A activity fueled by increasing investor allocations to public and private real estate. We expect this environment to support respectable returns for investors for the balance of this year.

Sincerely,

                              /s/ STEVEN R. BROWN
                                 STEVEN R. BROWN
                                PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Real Estate Fund(1),(9),(11)

                     INCEPTION DATE      SIX MONTH          AVERAGE ANNUAL TOTAL
                                      PERIOD ENDED          RETURN ENDED 3/31/06
                                         2/28/2006      1 YEAR      LIFE OF FUND

TRUST CLASS(3b)           05/01/2002       13.12%       39.25%            24.74%
FTSE NAREIT EQUITY REITS
INDEX(2)                                   11.57%       38.46%            22.39%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Apartments................................... 22.4%
Community Centers............................  7.7
Diversified..................................  9.7
Health Care..................................  4.8
Industrial...................................  4.5
Lodging......................................  8.2
Office....................................... 19.4
Office-Industrial............................  1.9
Regional Malls............................... 18.1
Short-Term Investments.......................  3.9
Liabilities, less cash, receivables and other
 assets...................................... (0.6)

REGENCY FUND Portfolio Commentary
---------------------------------

Mid-cap value stocks performed relatively well in the first half of the fiscal year ending August 31, 2006, with the Russell Midcap Value Index continuing to outpace the S&P 500, albeit by a smaller margin than in recent years. The Neuberger Berman Regency Fund posted a solid return, but lagged its Russell Midcap Value benchmark.

The Fund had positive returns in seven of the nine sectors it was invested in during this six-month reporting period. Overall, stock selection enhanced returns. However, sector allocation, most notably a substantial overweight in Consumer Discretionary stocks (the Russell Midcap Value's worst performing sector), was a relative performance negative.

Our Industrial sector investments made the greatest contribution to absolute and relative returns. The portfolio was slightly overweight in Industrials and, aided by the strong performance of mining equipment manufacturer Joy Global and mining and construction equipment maker Terex, our holdings nearly doubled the benchmark's Industrial sector return. Health Care investments also enhanced relative returns. Highlighted by the excellent performance of pharmaceuticals manager Omnicare and specialty drug company Shire PLC, our Health Care holdings nearly doubled the return from the benchmark sector component. Although Financial sector holdings modestly underperformed, they contributed substantially to total return. Stockbroker/investment banker Bear Stearns was our most productive Financial sector investment.

The portfolio was overweight in Consumer Discretionary stocks and although our holdings outperformed the benchmark sector component, returns were anemic. The poor showing of homebuilders Hovnanian Enterprises and Pulte Homes, and retirement community developer WCI Communities undermined returns in this sector. Given investors' recent treatment of homebuilders and real estate developers, you might think that the market for new housing was about to collapse. We doubt that this will happen. Strong demographics and supply/demand dynamics along with still relatively low mortgage rates should, in our view, produce a soft landing for the housing industry, with housing starts falling no more than about 10% from peak levels. If investors realize their worst fears on housing will not be realized, we think that these stocks will rebound nicely.

The portfolio's overweight in the lackluster Energy sector penalized returns in the reporting period. A big decline in coal mining company Alpha Natural Resources, which failed to meet consensus earnings expectations, and the disappointing performance of oil shale producer Quicksilver Resources were negatives, but the broad-based sell-off of energy stocks in February did more to undermine returns. We think it is important to note that the fifth warmest winter on record was the cause of sector issues, not any change in longer term supply/demand dynamics. The depletion rate of global energy reserves now exceeds 6%. With limited marginal production capacity, unless we see demand crater as a result of a major global economic contraction, the world will continue to consume a lot more oil than it can hope to produce. We believe this systemic supply/demand imbalance should continue to support high energy prices and good energy company earnings, especially for alternative energy companies such as coal miners and oil sands and oil shale producers. If investors recognize that expensive energy will be a long-term phenomenon, we believe that energy stocks will regain momentum. In the interim, ever-present geopolitical risk in the increasingly unstable Middle East and Nigeria should serve as a floor under energy stock prices.

Despite the Fund's relative performance shortfall over this six-month reporting period, we remain enthusiastic about prospects for mid-cap stocks in general and confident in our ability to identify high quality mid-cap companies trading

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN MID-CAP STOCKS ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

at compelling valuations. As mentioned, we feel quite positive about select homebuilders and energy companies. We also like the prospects for materials and industrial companies involved in building emerging nation infrastructures. Less economically sensitive sectors such as Health Care and Financials continue to present opportunities for research-driven stock pickers. Although it would make our job easier, we don't think we will need to see a particularly robust economy or especially strong stock market to generate attractive returns in the mid-cap arena in the years ahead.

Sincerely,

                              /s/ S. BASU MULLICK
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN REGENCY FUND(1),(9)

                     INCEPTION DATE    SIX MONTH        AVERAGE ANNUAL TOTAL
                                    PERIOD ENDED        RETURN ENDED 3/31/06
                                       2/28/2006 1 YEAR 5 YEARS LIFE OF FUND

INVESTOR CLASS(3b)       06/01/1999        5.18% 17.78%  12.86%       13.94%
TRUST CLASS(3b),(5)      06/10/1999        5.02% 17.63%  12.79%       13.89%
RUSSELL MIDCAP VALUE
 INDEX(2)                                  8.18% 20.30%  14.69%       11.77%
RUSSELL MIDCAP
 INDEX(2)                                  8.90% 21.54%  12.52%       10.17%


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Auto Related.................................  4.6%
Banking & Financial..........................  3.4
Building, Construction & Furnishing.......... 11.0
Business Services............................  1.4
Coal.........................................  4.5
Communication Services.......................  2.4
Consumer Cyclicals...........................  1.6
Consumer Discretionary.......................  1.5
Electric Utilities...........................  4.2
Energy.......................................  9.4
Financial Services...........................  3.0
Food & Beverage..............................  1.3
Health Care..................................  6.9
Industrial...................................  1.4
Insurance....................................  2.6
Machinery & Equipment........................  5.4
Manufacturing................................  2.1
Metals.......................................  1.6
Oil & Gas....................................  5.6
Pharmaceutical...............................  1.3
Real Estate..................................  3.0
Retail.......................................  4.5
Semiconductors...............................  1.1
Software.....................................  3.8
Technology...................................  1.3
Telecommunications...........................  0.8
Transportation...............................  4.6
Short-Term Investments.......................  9.3
Liabilities, less cash, receivables and other
 assets...................................... (3.6)

SOCIALLY RESPONSIVE FUND Portfolio Commentary
---------------------------------------------

In the first half of the fiscal year ending August 31, 2006, the Neuberger Berman Socially Responsive Fund posted a solid gain but underperformed the S&P
500. As our longer-term investors will recall, we evaluate the business prospects of investment candidates on a three-to-five year basis. Our objective is to invest in high quality businesses when shares are statistically inexpensive and when we are confident in our analysis of value. If we are right in our research, over our investment time horizon, earnings develop faster and better than Wall Street expects and the company's share price benefits from earnings growth and multiple expansion as others become attracted to the opportunity. With this in mind, we do not manage the Fund for short-term performance, but rather for superior long-term returns.

Financial sector investments made the largest contribution to absolute returns, with State Street and Goldman Sachs finishing near the top of our performance charts. Industrial sector holdings were our relative performance leaders. Big gains in Canadian National Railway, industrial conglomerate Danaher, and global temporary help leader Manpower helped returns from this sector more than double the performance of the corresponding benchmark component. Health Care sector holdings, most notably longtime favorite UnitedHealth Group, also contributed to absolute and relative returns.

Vodafone, our only Telecommunications Services sector investment, disappointed. We had anticipated that strength in Vodafone's 3G wireless communications franchises would compensate for increased competition in other businesses. Unfortunately, the company's 3G subscriber growth was not enough to offset heightened price competition in certain of the company's core markets. Consequently the company's growth outlook deteriorated and, shortly after the close of this reporting period, we eliminated our position.

Information Technology sector investments also disappointed, collectively posting a loss versus a modest gain for the benchmark component over this six-month reporting period. We see outstanding value in technology blue chips such as personal computer leader Dell and semiconductor manufacturers Altera and Texas Instruments. While recent returns for tech stocks have been inconsistent, for the most part volatility has masked steady fundamental improvement in the portfolio's high quality technology companies. Going forward, we believe that better operating results for these companies will attract more favorable investor attention.

In 2005, investors abandoned so-called "old media" companies such as newspaper publishers, broadcasters, and cable television operators in favor of "new media" darlings -- the Internet companies now sporting quite lofty valuations. We find that new media companies such as Google and Yahoo are exciting. However, we prefer deeply discounted old media companies that are finding creative ways to leverage their brands and market presence via the Internet. We have recently built a position in E.W. Scripps. Best known as a newspaper publisher and group broadcaster, Scripps also has a stable of cable television networks that includes The Food Network, HGTV (Home & Garden Television), DIY (Do It Yourself) and Fine Living. These cable TV networks have now evolved into highly trafficked websites as well, providing an additional platform for selling related merchandise and attracting advertising dollars. Despite the excellent potential of these growth-oriented businesses, which today represent two-thirds of the company's operations, Scripps is trading at a distinctly "old media" multiple.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS IN MID- TO LARGE-CAP STOCKS THAT MEET THE FUND'S FINANCIAL CRITERIA AND SOCIAL POLICY ARE SET FORTH IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy.

The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


Leading cable television operator Comcast is another example of how traditional content and distribution companies have suffered in the equity market. Cable subscriber growth has slowed and Wall Street is worried about the competitive threat to video that may be posed by the eventual competitive entry by telephone companies. We note that Comcast has a relatively low penetration rate. More importantly, the company is now in the early stages of what will be an aggressive rollout of a $100 per month three-in-one package consisting of digital video services, a high-speed Internet connection, and Voice Over Internet Protocol or "VOIP" telephony services. Comcast and other cable companies are beating the big telephone companies to the punch with this kind of package, which we think has the potential to reenergize subscriber growth and produce incremental earnings.

In closing, we expect a relatively benign stock market environment over the next several quarters and will be striving to generate superior returns by identifying good corporate citizens that are good investment opportunities as well.

Sincerely,

                               /s/ ARTHUR MORETTI
                              /s/ INGRID S. DYOTT
                       ARTHUR MORETTI AND INGRID S. DYOTT
                              PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND(1),(9)

                   INCEPTION DATE    SIX MONTH         AVERAGE ANNUAL TOTAL
                                  PERIOD ENDED         RETURN ENDED 3/31/06
                                     2/28/2006    1 YEAR 5 YEARS   10 YEARS
INVESTOR CLASS(3a)     03/16/1994        4.28%    13.00%   8.81%      9.36%
TRUST CLASS(3a),(5)    03/03/1997        4.27%    12.81%   8.57%      9.16%
S&P 500 INDEX(2)                         5.92%    11.72%   3.97%      8.95%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT
WWW.NB.COM/PERFORMANCE.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive...................................   5.2%
Banking & Financial..........................   4.2
Business Services............................   3.2
Cable Systems................................   6.8
Consumer Staples.............................   2.5
Energy.......................................   1.9
Financial Services...........................   7.2
Health Products & Services...................   4.5
Industrial...................................   4.6
Insurance....................................   5.8
Media........................................   6.5
Oil & Gas....................................   3.4
Pharmaceutical...............................   9.3
Real Estate..................................   1.5
Technology...................................   7.0
Technology-Semiconductor.....................   9.0
Technology-Semiconductor Capital
 Equipment...................................   3.2
Telecommunications...........................   3.3
Transportation...............................   3.6
Utilities....................................   4.1
Repurchase Agreements........................   2.7
Short-Term Investments.......................  11.5
Liabilities, less cash, receivables and other
 assets...................................... (11.0)

ENDNOTES
--------

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

                    a. Management previously absorbed or waived certain operating expenses.

                    b. Management currently absorbs certain operating expenses.

               4. These dates reflect when Management first became investment advisor to these Funds.

               5. Performance shown prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds; prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

               7. Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001, are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and/or investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. AS OF APRIL 2, 2001, THE FUND CHANGED ITS INVESTMENT POLICY TO BECOME "NON-DIVERSIFIED" UNDER THE INVESTMENT COMPANY ACT OF 1940. AS A RESULT, THE FUND CAN INVEST A GREATER PERCENTAGE OF ASSETS IN ANY SINGLE SECURITY. THIS PRACTICE COULD INCREASE THE RISK OF INVESTING IN THE FUND BECAUSE IT MAY OWN FEWER SECURITIES. The Fund's name prior to
                    January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

GLOSSARY OF INDICES

                 S&P 500 INDEX: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         RUSSELL 1000(R) INDEX: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   RUSSELL 1000(R) VALUE INDEX: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  RUSSELL 1000(R) GROWTH INDEX: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         RUSSELL 2000(R) INDEX: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The smallest company's market capitalization is roughly $117 million.

  RUSSELL 2000(R) GROWTH INDEX: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   RUSSELL 2000(R) VALUE INDEX: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

            MSCI EAFE(R) INDEX: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

       RUSSELL MIDCAP(R) INDEX: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 RUSSELL MIDCAP(R) VALUE INDEX: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

FTSE NAREIT EQUITY REITS INDEX: The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

INFORMATION ABOUT YOUR FUND'S EXPENSES
--------------------------------------

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

           ACTUAL EXPENSES AND PERFORMANCE:     The first section of the table provides
                                                information about actual account values and
                                                actual expenses in dollars, based on the fund's
                                                actual performance during the period. You may
                                                use the information in this line, together with
                                                the amount you invested, to estimate the
                                                expenses you paid over the period. Simply
                                                divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by
                                                $1,000 = 8.6), then multiply the result by the
                                                number in the first section of the table under
                                                the heading entitled "Expenses Paid During the
                                                Period" to estimate the expenses you paid over
                                                the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides
                                                information about hypothetical account values
                                                and hypothetical expenses based on the fund's
                                                actual expense ratio and an assumed rate of
                                                return at 5% per year before expenses. This
                                                return is not the fund's actual return. The
                                                hypothetical account values and expenses may
                                                not be used to estimate the actual ending
                                                account balance or expenses you paid for the
                                                period. You may use this information to compare
                                                the ongoing costs of investing in these funds
                                                versus other funds. To do so, compare the
                                                expenses shown in this 5% hypothetical example
                                                with the 5% hypothetical examples that appear
                                                in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

EXPENSE INFORMATION AS OF 2/28/06 (UNAUDITED)
---------------------------------------------

NEUBERGER BERMAN CENTURY FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,058.90       $7.64

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,017.37       $7.49

NEUBERGER BERMAN FASCIANO FUND


                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,047.10       $5.95
                 Advisor Class      $1,000 $1,045.50       $7.57

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,018.98       $5.87
                 Advisor Class      $1,000 $1,017.39       $7.47

NEUBERGER BERMAN FOCUS FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,077.50       $4.54
                 Trust Class        $1,000 $1,076.60       $5.48
                 Advisor Class      $1,000 $1,075.30       $6.51

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.42       $4.42
                 Trust Class        $1,000 $1,019.52       $5.33
                 Advisor Class      $1,000 $1,018.52       $6.34

NEUBERGER BERMAN GENESIS FUND

                                  BEGINNING    ENDING    EXPENSES
                                    ACCOUNT   ACCOUNT PAID DURING
              ACTUAL                  VALUE     VALUE THE PERIOD*
              ---------------------------------------------------

              Investor Class         $1,000 $1,049.20       $5.16
              Trust Class            $1,000 $1,048.80       $5.53
              Advisor Class          $1,000 $1,047.40       $6.81
              Institutional Class    $1,000 $1,049.80       $4.31

              HYPOTHETICAL (5% ANNUAL
              RETURN BEFORE EXPENSES)**
              ---------------------------------------------------
              Investor Class         $1,000 $1,019.76       $5.09
              Trust Class            $1,000 $1,019.40       $5.45
              Advisor Class          $1,000 $1,018.14       $6.71
              Institutional Class    $1,000 $1,020.59       $4.25

NEUBERGER BERMAN GUARDIAN FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,043.30       $4.53
                 Trust Class        $1,000 $1,042.70       $5.30
                 Advisor Class      $1,000 $1,040.00       $7.56

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.36       $4.48
                 Trust Class        $1,000 $1,019.60       $5.24
                 Advisor Class      $1,000 $1,017.38       $7.48

NEUBERGER BERMAN INTERNATIONAL FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,162.00       $6.97
                 Trust Class        $1,000 $1,162.20       $7.27

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,018.34       $6.51
                 Trust Class        $1,000 $1,018.07       $6.78

 * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

EXPENSE INFORMATION AS OF 2/28/06 CONT'D (UNAUDITED)
----------------------------------------------------

NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND

                                  BEGINNING    ENDING    EXPENSES
                                    ACCOUNT   ACCOUNT PAID DURING
              ACTUAL                  VALUE     VALUE THE PERIOD*
              ---------------------------------------------------

              Institutional Class    $1,000 $1,133.70       $4.50

              HYPOTHETICAL (5% ANNUAL
              RETURN BEFORE EXPENSES)**
              ---------------------------------------------------
              Institutional Class    $1,000 $1,020.57       $4.26

NEUBERGER BERMAN MANHATTAN FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,132.90       $5.66
                 Trust Class        $1,000 $1,130.00       $7.01
                 Advisor Class      $1,000 $1,128.80       $7.88

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.49       $5.36
                 Trust Class        $1,000 $1,018.21       $6.64
                 Advisor Class      $1,000 $1,017.40       $7.46

NEUBERGER BERMAN MILLENNIUM FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,143.80       $9.18
                 Trust Class        $1,000 $1,143.40       $9.09
                 Advisor Class      $1,000 $1,142.00       $9.97

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,016.23       $8.63
                 Trust Class        $1,000 $1,016.31       $8.55
                 Advisor Class      $1,000 $1,015.49       $9.38

NEUBERGER BERMAN PARTNERS FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,068.30       $4.20
                 Trust Class        $1,000 $1,067.00       $5.11
                 Advisor Class      $1,000 $1,066.60       $5.98

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.73       $4.11
                 Trust Class        $1,000 $1,019.85       $4.99
                 Advisor Class      $1,000 $1,019.01       $5.84

NEUBERGER BERMAN REAL ESTATE FUND

                                BEGINNING      ENDING    EXPENSES
                                  ACCOUNT     ACCOUNT PAID DURING
                  ACTUAL            VALUE       VALUE THE PERIOD*
                  -----------------------------------------------

                  Trust Class      $1,000   $1,131.20       $6.70

                  HYPOTHETICAL (5% ANNUAL
                  RETURN BEFORE EXPENSES)**
                  -----------------------------------------------
                  Trust Class      $1,000   $1,018.51       $6.35

NEUBERGER BERMAN REGENCY FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,051.80       $5.33
                 Trust Class        $1,000 $1,050.20       $6.31

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.60       $5.24
                 Trust Class        $1,000 $1,018.64       $6.21

NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND

                                 BEGINNING    ENDING    EXPENSES
                                   ACCOUNT   ACCOUNT PAID DURING
                 ACTUAL              VALUE     VALUE THE PERIOD*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,042.80       $4.91
                 Trust Class        $1,000 $1,042.70       $5.72

                 HYPOTHETICAL (5% ANNUAL
                 RETURN BEFORE EXPENSES)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.99       $4.85
                 Trust Class        $1,000 $1,019.20       $5.65

 * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS CENTURY FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

    HOLDING            %

 1  General Electric 3.6

 2  Microsoft Corp.  3.1

 3  Intel Corp.      2.6

 4  Boeing Co.       2.5

 5  Motorola, Inc.   2.4

 6  Celgene Corp.    2.4

 7  Goldman Sachs    2.3

 8  SONY CORP. ADR   2.3

 9  Medtronic, Inc.  2.2

10  Staples, Inc.    2.2

--------------------------------------------------------------------------------

                NUMBER OF SHARES                 MARKET VALUE(+)
                                                 (000'S OMITTED)
                COMMON STOCKS (99.8%)

                BIOTECHNOLOGY (7.2%)
                 2,200 Amgen Inc.                    $   166*
                 6,800 Celgene Corp.                     258*
                 2,000 Genentech, Inc.                   171*
                 2,900 Gilead Sciences                   181*
                                                     -------
                                                         776

                BUILDING PRODUCTS (0.6%)
                 1,200 Eagle Materials                    65

                BUSINESS SERVICES--IT BUSINESS
                SERVICES (2.4%)
                 1,800 Accenture Ltd.                     59
                 2,200 Automatic Data Processing         101
                 2,300 First Data                        104
                                                     -------
                                                         264

                COAL (1.3%)
                 3,000 Peabody Energy                    145

                COMMERCIAL SERVICES (1.8%)
                 4,900 Paychex, Inc.                     196

                COMMUNICATIONS (2.4%)
                12,200 Motorola, Inc.                    261

                COMMUNICATIONS EQUIPMENT (1.2%)
                 6,625 Cisco Systems                     134*

                COMPUTER RELATED (0.8%)
                 1,300 Apple Computer                     89*

                COMPUTERS & SYSTEMS (1.2%)
                 9,400 EMC Corp.                         132*

                CONSUMER STAPLES (1.5%)
                 2,800 Procter & Gamble                  168

                DEFENSE & AEROSPACE (2.5%)
                 3,700 Boeing Co.                        269

                ELECTRONICS (4.8%)
                 2,600 Emerson Electric                  213
                 1,600 Jabil Circuit                      60*
                 5,200 SONY CORP. ADR                    244
                                                     -------
                                                         517

                ENTERTAINMENT (2.0%)
                 3,200 Station Casinos                   219

                FINANCIAL SERVICES (4.1%)
                 1,900 American Express                  103
                 1,800 Goldman Sachs                     254
                 1,600 SLM Corp.                          90
                                                     -------
                                                         447

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

              FOOD & BEVERAGE (1.5%)
               3,900 Cadbury Schweppes ADR            $   160

              HARDWARE (2.1%)
               2,400 Dell Inc.                             70*
               2,000 IBM                                  160
                                                      -------
                                                          230

              HEALTH CARE (0.5%)
               1,100 Caremark Rx                           55*

              HEALTH PRODUCTS & SERVICES (4.6%)
               4,400 Medtronic, Inc.                      237
               2,300 UnitedHealth Group                   134
               1,700 Wellpoint Inc.                       131*
                                                      -------
                                                          502

              INDUSTRIAL (2.9%)
               2,500 Fastenal Co.                         110
               2,700 W.W. Grainger                        200
                                                      -------
                                                          310

              INSURANCE (1.5%)
               1,700 American International Group         113
               1,200 RenaissanceRe Holdings                53
                                                      -------
                                                          166

              INTERNET (2.4%)
               2,100 eBay Inc.                             84*
                 300 Google Inc. Class A                  109*
               2,000 Yahoo! Inc.                           64*
                                                      -------
                                                          257

              LEISURE (1.1%)
               1,750 Marriott International               120

              MACHINERY & EQUIPMENT (3.1%)
               2,700 Danaher Corp.                        163
               2,200 Deere & Co.                          168
                                                      -------
                                                          331

              MANUFACTURING (3.6%)
              11,900 General Electric                     391

              MEDICAL EQUIPMENT (3.1%)
               2,700 Kyphon Inc.                           96*
               2,100 St. Jude Medical                      96*
               2,150 Zimmer Holdings                      149*
                                                      -------
                                                          341

              METALS (0.9%)
                 700 Phelps Dodge                          97

              MINING (1.1%)
               2,300 Freeport-McMoRan Copper &
                      Gold                                116

SCHEDULE OF INVESTMENTS CENTURY FUND CONT'D

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               OIL & GAS (4.7%)
                2,300 Canadian Natural Resources     $   126
                  700 EOG Resources                       47
                1,900 GlobalSantaFe Corp.                105
                1,200 Quicksilver Resources               44*
                2,600 Valero Energy                      140
                2,200 Williams Cos                        47
                                                     -------
                                                         509

               OIL SERVICES (1.4%)
                1,300 Schlumberger Ltd.                  149

               PHARMACEUTICAL (6.3%)
                3,600 AstraZeneca PLC ADR                167
                2,554 Johnson & Johnson                  147
                3,600 MGI Pharma                          63*
                3,700 Novartis AG ADR                    197
                2,800 Schering-Plough                     52
                1,200 Wyeth                               60
                                                     -------
                                                         686

               PUBLISHING & BROADCASTING (1.5%)
                3,000 McGraw-Hill Cos.                   159

               RETAIL (5.8%)
                4,200 Home Depot                         177
                2,100 Kohl's Corp.                       101*
                9,550 Staples, Inc.                      235
                2,500 Walgreen Co.                       112
                                                     -------
                                                         625

               SEMICONDUCTORS (7.3%)
                5,400 Applied Materials                   99
               13,700 Intel Corp.                        282
                  500 KLA-Tencor                          26
                1,900 Linear Technology                   70
                1,600 Microchip Technology                56
                3,400 National Semiconductor              96
                5,300 Texas Instruments                  158
                                                     -------
                                                         787

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             SOFTWARE (4.4%)
                800 Adobe Systems                      $    31
             12,300 Microsoft Corp.                        331
              8,900 Oracle Corp.                           110*
                                                       -------
                                                           472

             TECHNOLOGY (2.5%)
              1,000 Agilent Technologies                    36*
                900 Cognizant Technology Solutions          52*
              5,300 Corning Inc.                           129*
              3,000 RightNow Technologies                   50*
                                                       -------
                                                           267

             TELECOMMUNICATIONS (3.7%)
              3,400 ALLTEL Corp.                           215
              3,900 QUALCOMM Inc.                          184
                                                       -------
                                                           399

             TOTAL COMMON STOCKS
             (COST $9,270)                              10,811
                                                       -------

             SHORT-TERM INVESTMENTS (0.3%)
             27,416 Neuberger Berman Prime
                     Money Fund Trust Class
                     (COST $27)                             27#@
                                                       -------

             TOTAL INVESTMENTS (100.1%)
             (COST $9,297)                              10,838##
             Liabilities, less cash,
              receivables and other assets
              [(0.1%)]                                      (8)
                                                       -------

             TOTAL NET ASSETS (100.0%)                 $10,830
                                                       -------
See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Fasciano Fund
-------------------------------------

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS


     HOLDING             %

  1  MSC Industrial
     Direct            2.6

  2  HCC Insurance
     Holdings          2.3

  3  Bucyrus
     International     2.2

  4  G & K Services    2.2

  5  Landstar System   2.2

  6  IDEX Corp.        2.1

  7  Stericycle, Inc.  2.1

  8  ScanSource, Inc.  1.9

  9  Meredith Corp.    1.9

 10  Plantronics, Inc. 1.8

--------------------------------------------------------------------------------

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             COMMON STOCKS (94.3%)

             BANKING (0.5%)
             131,200 Texas Capital Bancshares         $   2,831*

             BANKING & FINANCIAL (2.9%)
             188,330 Boston Private Financial
                     Holdings                             5,765
             157,421 Wilshire Bancorp                     3,030
             149,400 Wintrust Financial                   7,870E
                                                      ---------
                                                         16,665

             BASIC MATERIALS (0.8%)
             169,900 AMCOL International                  4,691E

             BIOTECHNOLOGY (1.0%)
              97,100 Techne Corp.                         5,775*

             BUILDING, CONSTRUCTION &
             FURNISHING (0.5%)
             134,200 Interline Brands                     3,120*E

             BUSINESS SERVICES (8.2%)
             320,087 G & K Services                      12,515
             322,300 Korn/Ferry International             6,784*
             312,700 Navigant Consulting                  6,095*
             144,620 Ritchie Bros. Auctioneers            6,903E
             491,735 Rollins, Inc.                        9,525E
             170,100 Watson Wyatt Worldwide
                      Class A                             5,198E
                                                      ---------
                                                         47,020

             CHEMICALS (1.2%)
             305,100 Rockwood Holdings                    6,987*

             CONSUMER DISCRETIONARY (0.5%)
              86,493 RC2 Corp.                            3,116*

             CONSUMER PRODUCTS & SERVICES (0.9%)
              14,800 Central Garden & Pet                   805*
             152,140 Tootsie Roll Industries              4,299E
                                                      ---------
                                                          5,104

             COSMETICS (1.2%)
             287,000 Elizabeth Arden                      7,003*

             DEFENSE (0.8%)
             145,600 ARGON ST                             4,326*E

             DISTRIBUTOR (4.5%)
             316,200 MSC Industrial Direct               14,978
             183,200 ScanSource, Inc.                    10,646*E
                                                      ---------
                                                         25,624

             EDUCATION (0.8%)
             140,000 Universal Technical Institute        4,313*E

             ELECTRICAL & ELECTRONICS (1.0%)
             242,200 LoJack Corp.                         5,510*

               NUMBER OF SHARES                   MARKET VALUE(+)
                                                  (000'S OMITTED)
               ENTERTAINMENT (1.3%)
               159,600 International Speedway        $   7,559

               FILTERS (1.8%)
               301,200 CLARCOR Inc.                     10,196

               FINANCIAL SERVICES (3.5%)
                71,700 FactSet Research Systems          2,807E
               251,100 Financial Federal                 7,013E
                96,813 ITLA Capital                      4,480*
                94,400 W.P. Stewart & Co.                1,893
               138,000 World Acceptance                  3,558*
                                                     ---------
                                                        19,751

               HEALTH PRODUCTS & SERVICES (8.9%)
               200,100 Apria Healthcare Group            4,600*E
               118,800 Computer Programs and
                        Systems                          5,460
               131,200 Healthspring, Inc.                3,096*
               900,700 Hooper Holmes                     2,558
               100,800 ICU Medical                       3,538*E
               442,700 K-V Pharmaceutical               10,169*E
               112,400 MWI Veterinary Supply             3,412*
               315,100 STERIS Corp.                      7,805
               291,477 Young Innovations                 9,823
                                                     ---------
                                                        50,461

               HEAVY INDUSTRY (1.0%)
               231,100 Chicago Bridge & Iron             5,655

               HOME BUILDERS (0.9%)
                81,800 Beazer Homes USA                  5,190E

               INDUSTRIAL & COMMERCIAL PRODUCTS (3.4%)
               134,900 Actuant Corp.                     7,433
                51,900 Middleby Corp.                    4,915*
               251,200 Modine Manufacturing              7,046
                                                     ---------
                                                        19,394

               INSURANCE (5.5%)
               268,900 American Equity Investment
                        Life Holding                     3,600E
               287,500 Amerisafe Inc.                    2,789*
               327,200 Assured Guaranty                  8,638
               402,450 HCC Insurance Holdings           12,955
                87,500 Hilb, Rogal and Hamilton          3,382E
                                                     ---------
                                                        31,364

               INTERNET (1.2%)
               156,800 j2 Global Communications          6,836*E

               MACHINERY & EQUIPMENT (6.2%)
               203,300 Bucyrus International            12,804E
               122,800 H&E Equipment Services            3,081*

SCHEDULE OF INVESTMENTS Fasciano Fund cont'd
--------------------------------------------

                NUMBER OF SHARES                MARKET VALUE(+)
                                                (000'S OMITTED)
                258,200 IDEX Corp.                 $  12,200E
                179,200 Regal-Beloit                   7,211E
                                                   ---------
                                                      35,296

                MANUFACTURING (0.9%)
                156,600 Drew Industries                5,082*E

                MATERIALS (1.1%)
                256,500 Spartech Corp.                 6,207

                OFFICE (1.0%)
                232,000 Acco Brands                    5,517*E

                OIL & GAS (0.8%)
                 70,700 Berry Petroleum Class A        4,776

                OIL SERVICES (6.1%)
                220,700 Bristow Group                  6,590*
                172,000 CARBO Ceramics                 9,417E
                142,600 FMC Technologies               6,691*
                 48,000 Hydril                         3,232*
                228,150 TETRA Technologies             8,579*
                                                   ---------
                                                      34,509

                PUBLISHING & BROADCASTING (6.2%)
                 94,590 Courier Corp.                  3,733
                528,400 Emmis Communications           8,650*E
                490,300 Journal Communications         6,036
                488,000 Journal Register               6,276
                192,200 Meredith Corp.                10,588
                                                   ---------
                                                      35,283

                RESTAURANTS (2.8%)
                252,200 Ruby Tuesday                   7,200E
                477,200 Steak n Shake                  8,700*
                                                   ---------
                                                      15,900

                RETAIL (1.2%)
                175,200 Regis Corp.                    6,707

                SEMICONDUCTORS (1.2%)
                207,600 Cabot Microelectronics         7,083*E

                SPECIALTY RETAIL (0.8%)
                 83,100 Guitar Center                  4,301*E

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               TECHNOLOGY (4.5%)
                  250,900 Kanbay International      $   4,260*
                  150,500 Landauer, Inc.                6,923
                  336,690 Methode Electronics           4,131
                  303,700 Plantronics, Inc.            10,496E
                                                    ---------
                                                       25,810

               TRANSPORTATION (6.1%)
                  191,700 Forward Air                   6,802
                  392,495 Heartland Express             9,078
                  157,200 Hub Group Class A             6,555*
                  264,900 Landstar System              12,342E
                                                    ---------
                                                       34,777

               WASTE MANAGEMENT (3.1%)
                  196,400 Stericycle, Inc.             11,873*
                  166,000 Waste Connections             6,082*E
                                                    ---------
                                                       17,955

               TOTAL COMMON STOCKS
               (COST $406,394)                        537,694
                                                    ---------

               SHORT-TERM INVESTMENTS (23.5%)
               98,532,445 Neuberger Berman
                           Securities Lending
                           Quality Fund, LLC           98,533(++)
               35,141,184 Neuberger Berman Prime
                           Money Fund
                           Trust Class                 35,141@
                                                    ---------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $133,674)                        133,674#
                                                    ---------

               TOTAL INVESTMENTS (117.8%)
               (COST $540,068)                        671,368##
               Liabilities, less cash,
                receivables and other assets
                [(17.8%)]                            (101,292)
                                                    ---------

               TOTAL NET ASSETS (100.0%)            $ 570,076
                                                    ---------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Focus Fund
----------------------------------

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

     HOLDING           %

  1  International
     Rectifier       9.6

  2  Capital One
     Financial       8.6

  3  Merrill Lynch   8.2

  4  Nokia Corp. ADR 7.5

  5  Citigroup Inc.  6.3

  6  Amdocs Ltd.     5.8

  7  American
     International
     Group           5.0

  8  Bank of America 4.9

  9  Home Depot      3.8

 10  Select Comfort  3.3

--------------------------------------------------------------------------------

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

              COMMON STOCKS (98.8%)

              CONSUMER GOODS & SERVICES (5.2%)
              1,300,000 Sprint Nextel                $ 31,239
                844,200 Vertrue Inc.                   37,196*^
                                                     --------
                                                       68,435

              ENERGY (3.2%)
                650,000 Canadian Natural
                         Resources                     35,464
                100,000 ConocoPhillips                  6,096
                                                     --------
                                                       41,560

              FINANCIAL SERVICES (34.2%)
              1,000,000 American International
                         Group                         66,360
              1,400,000 Bank of America                64,190
              1,300,000 Capital One Financial         113,880
              1,800,000 Citigroup Inc.                 83,466
                100,000 Goldman Sachs                  14,129
              1,400,000 Merrill Lynch                 108,094
                                                     --------
                                                      450,119

              HEALTH CARE (5.6%)
                600,000 Novartis AG ADR                31,950E
              1,200,000 Thermo Electron                41,544*
                                                     --------
                                                       73,494

              MACHINERY & EQUIPMENT (4.9%)
              1,000,000 American Standard              39,580E
              1,000,000 Tyco International             25,790
                                                     --------
                                                       65,370

              MEDIA & ENTERTAINMENT (4.0%)
                600,000 CBS Corp. Class B              14,676
                700,000 Comcast Corp. Class A
                         Special                       18,725*
                500,000 Viacom Inc. Class B            19,980*
                                                     --------
                                                       53,381

              RETAIL (11.3%)
              1,200,000 Home Depot                     50,580
              1,200,000 Select Comfort                 43,860*
              1,200,000 TJX Cos.                       29,388
                550,000 Wal-Mart Stores                24,948
                                                     --------
                                                      148,776

              TECHNOLOGY (30.4%)
                900,000 Advanced Micro Devices         34,803*
              2,300,000 Amdocs Ltd.                    76,176*E
                700,000 Cisco Systems                  14,168*
              1,900,000 Flextronics International      20,501*
              3,400,000 International Rectifier       126,140*E

             NUMBER OF SHARES                     MARKET VALUE(+)
                                                  (000'S OMITTED)
                 800,000 Jabil Circuit              $   30,280*
               5,300,000 Nokia Corp. ADR                98,474E
                                                    ----------
                                                       400,542

             TOTAL COMMON STOCKS
             (COST $873,296)                         1,301,677
                                                    ----------

             SHORT-TERM INVESTMENTS (6.5%)
              68,649,101 Neuberger Berman
                          Securities Lending
                          Quality Fund, LLC             68,649(++)
              16,516,153 Neuberger Berman
                          Prime Money Fund
                          Trust Class                   16,516@
                                                    ----------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $85,165)                             85,165#
                                                    ----------

             PRINCIPAL AMOUNT

             REPURCHASE AGREEMENTS (2.2%)
             $29,300,000 Merrill Lynch Repurchase
                          Agreement, 4.50%,
                          due 3/1/06, dated
                          2/28/06, Maturity
                          Value $29,303,663
                          Collateralized by
                          $30,225,000
                          U.S. Treasury Note,
                          4.13%, due 8/15/08
                          (Collateral Value
                          $29,888,333)
                          (COST $29,300)                29,300#
                                                    ----------

             TOTAL INVESTMENTS (107.5%)
             (COST $987,761)                         1,416,142##
             Liabilities, less cash,
              receivables and other assets
              [(7.5%)]                                 (98,643)
                                                    ----------

             TOTAL NET ASSETS (100.0%)              $1,317,499
                                                    ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Genesis Fund
------------------------------------

TOP TEN EQUITY HOLDINGS

     HOLDING              %

  1  National-Oilwell
     Varco              2.7

  2  XTO Energy         2.6

  3  Southwestern
     Energy             2.1

  4  Alberto-Culver
     Class B            2.1

  5  Church & Dwight    2.1

  6  DRS
     Technologies       1.9

  7  Zebra
     Technologies       1.8

  8  Pharmaceutical
     Product
     Development        1.8

  9  Denbury
     Resources          1.8

 10  Henry Schein       1.8

--------------------------------------------------------------------------------

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

              COMMON STOCKS (97.2%)

              AEROSPACE (0.7%)
              1,342,100 Curtiss-Wright               $ 82,995^

              AGRICULTURE (0.5%)
              2,627,000 UAP Holding                    57,164^

              AUTOMOTIVE (0.4%)
              2,760,614 Gentex Corp.                   45,992

              BANKING & FINANCIAL (6.4%)
                255,100 Alabama National               17,747
              1,898,400 Bank of Hawaii                101,375
              1,557,619 Bank of the Ozarks             55,389^
              1,154,494 BOK Financial                  52,957
                575,900 Central Pacific Financial      21,308
              1,670,900 Cullen/Frost Bankers           92,100
                966,800 Dime Community
                         Bancshares                    13,226
              3,177,400 East West Bancorp             119,756^
                897,500 Frontier Financial             28,917
                642,539 Glacier Bancorp                20,266
                382,200 Harbor Florida Bancshares      14,527
                246,600 Main Street Banks               6,372
                787,550 OceanFirst Financial           18,665^
                803,370 Prosperity Bancshares          23,185
                400,000 Signature Bank                 12,960*
              1,042,162 Sterling Bancshares            18,571
              1,038,552 Texas Regional Bancshares      32,071
              2,355,900 UCBH Holdings                  42,171
              1,184,000 Westamerica Bancorp            64,220
                                                     --------
                                                      755,783

              BUILDING, CONSTRUCTION & FURNISHING (1.0%)
              3,043,600 Simpson Manufacturing         118,974^

              BUSINESS SERVICES (3.2%)
              2,761,300 Arbitron Inc.                 108,243^
              3,952,731 Copart, Inc.                  102,139*
              2,038,000 Harte-Hanks                    57,084
              2,199,300 Ritchie Bros. Auctioneers     104,973^
                200,000 Trimble Navigation              8,182*
                                                     --------
                                                      380,621

              CAPITAL EQUIPMENT (3.3%)
              1,582,900 Bucyrus International          99,691^
              3,995,200 Joy Global                    205,993
              1,071,700 Terex Corp.                    84,825*
                                                     --------
                                                      390,509

              CONSUMER PRODUCTS & SERVICES (5.3%)
              5,489,450 Alberto-Culver Class B        250,703^
              7,072,850 Church & Dwight               244,225^
              3,731,007 Matthews International        138,570^
                                                     --------
                                                      633,498

              NUMBER OF SHARES                     MARKET VALUE(+)
                                                   (000'S OMITTED)

              DEFENSE (6.6%)
              2,683,962 Alliant Techsystems          $  205,108*^
                 43,200 Anteon International              2,388*
              1,526,996 Applied Signal Technology        35,793^
              1,821,300 CACI International              109,770*^
              4,315,342 DRS Technologies                227,721^
                162,700 FLIR Systems                      4,204*
              2,410,700 ManTech International            67,741*^
              1,711,200 MTC Technologies                 47,212*^
                381,299 NCI, Inc. Class A                 5,323*^
                650,000 SI International                 21,164*^
              1,674,000 SRA International                57,786*
                                                     ----------
                                                        784,210

              DIAGNOSTIC EQUIPMENT (1.9%)
              2,121,897 Biosite Inc.                    114,752*^
              3,558,300 Cytyc Corp.                     102,586*
                463,583 Immucor, Inc.                    13,824*
                                                     ----------
                                                        231,162

              ENERGY (0.3%)
              1,529,700 KFx Inc.                         31,940*

              FILTERS (2.4%)
              5,386,222 CLARCOR Inc.                    182,324^
              3,002,400 Donaldson Co.                   104,063
                                                     ----------
                                                        286,387

              FINANCIAL SERVICES (0.7%)
              1,125,600 Eaton Vance                      31,719
                780,100 FactSet Research Systems         30,541
                501,600 Nuveen Investments               24,162
                                                     ----------
                                                         86,422

              FINANCIAL TECHNOLOGY (1.2%)
              3,400,437 Fair Isaac                      144,927^

              FOOD PRODUCTS (0.3%)
                956,075 J & J Snack Foods                32,459^

              HEALTH CARE (12.1%)
              3,602,100 Charles River Laboratories
                         International                  174,161*
              1,938,100 DENTSPLY International          110,452
              2,359,900 Diagnostic Products             108,909^
              4,549,600 Henry Schein                    212,239*^
              2,403,586 IDEXX Laboratories              188,874*^
              3,059,250 K-V Pharmaceutical               70,271*^
              4,641,000 Mentor Corp.                    199,749^
              4,104,900 Patterson Companies             147,941*
              3,955,256 Respironics, Inc.               143,813*^
              1,607,747 Taro Pharmaceutical
                         Industries                      26,576*^
              2,033,494 VCA Antech                      56,836 *
                                                     ----------
                                                      1,439,821

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Genesis Fund cont'd
-------------------------------------------

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

              HEALTH PRODUCTS & SERVICES (1.9%)
              2,758,418 Arrow International          $ 85,345^
                990,800 ICU Medical                    34,777*^
              2,734,200 Sybron Dental Specialties     104,611*^
                                                     --------
                                                      224,733

              HEAVY INDUSTRY (1.1%)
              5,221,700 Chicago Bridge & Iron         127,775^

              INDUSTRIAL & COMMERCIAL
              Products (3.7%)
              3,475,100 Brady Corp.                   128,509^
              2,313,432 Dionex Corp.                  126,938*^
                879,600 Pentair, Inc.                  35,316
              3,269,400 Roper Industries              147,352
                                                     --------
                                                      438,115

              INSURANCE (3.2%)
              1,384,000 Arthur J. Gallagher            40,814
              3,669,600 Brown & Brown                 114,748
              1,206,907 Erie Indemnity                 64,051
              1,462,200 HCC Insurance Holdings         47,068
              1,919,287 W. R. Berkley                 111,108
                                                     --------
                                                      377,789

              MANUFACTURING (0.0%)
                112,500 Reddy Ice Holdings              2,273

              MEDICAL EQUIPMENT (0.3%)
              1,399,265 American Medical Systems
                         Holdings                      30,322*

              MEDICAL SERVICES (0.9%)
              2,993,718 AmSurg Corp.                   65,592*^
              2,260,890 Wright Medical Group           43,703*^
                                                     --------
                                                      109,295

              METALS (2.4%)
              9,456,400 Eldorado Gold                  40,662*
              2,432,700 Glamis Gold                    66,194*
              8,142,300 Ivanhoe Mines                  65,138*
              3,705,100 NovaGold Resources             45,387*
              2,283,680 Royal Gold, Inc.               71,776^
                                                     --------
                                                      289,157

              MINING (0.8%)
              3,515,700 Compass Minerals
                         International                 87,717^

              OFFICE EQUIPMENT (1.3%)
              3,074,200 United Stationers             152,173*^

              OIL & GAS (16.5%)
              1,179,100 Cabot Oil & Gas                53,366

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)
                1,785,000 CARBO Ceramics           $   97,729^
                1,482,527 Carrizo Oil & Gas            34,528*^
                1,814,380 Cimarex Energy               77,401
                1,983,700 Comstock Resources           55,742*
                7,514,600 Denbury Resources           213,039*^
                3,994,500 Encore Acquisition          122,392*^
                1,093,200 Energy Partners              25,133*
                3,586,900 EXCO Resources               45,912*
                1,509,400 KCS Energy                   35,622*
                  818,400 Newfield Exploration         31,631*
                1,325,000 Pioneer Drilling             19,067*
                3,264,850 Quicksilver Resources       118,579*
                7,820,000 Southwestern Energy         250,944*
                2,994,400 St. Mary Land &
                           Exploration                114,955^
                  978,290 Swift Energy                 37,919*
                2,609,900 Unit Corp.                  138,768*^
               11,025,000 UTS Energy                   64,522*
                  716,000 Western Gas Resources        33,874
                2,987,200 Western Oil Sands
                           Class A                     81,374*
                7,279,000 XTO Energy                  304,917
                                                   ----------
                                                    1,957,414

               OIL SERVICES (6.9%)
                  370,400 Bristow Group                11,060*
                5,025,340 Cal Dive International      176,942*^
                  909,100 Helmerich & Payne            59,791
                1,264,742 Hydril                       85,168*^
                  177,600 Nabors Industries            11,713*
                5,303,189 National-Oilwell Varco      322,858*
                  818,400 Oceaneering
                           International               45,127*
                  201,100 OPTI Canada                   7,387*
                  721,400 Patterson-UTI Energy         19,875
                2,135,000 Smith International          82,688
                                                   ----------
                                                      822,609

               PACKING & CONTAINERS (1.6%)
                3,478,600 AptarGroup Inc.             184,540^

               PHARMACEUTICAL (1.8%)
                3,062,700 Pharmaceutical Product
                           Development                213,133^

               PUBLISHING & BROADCASTING (1.0%)
                1,849,000 R.H. Donnelley              112,789*

               RESTAURANTS (0.6%)
                1,231,500 IHOP Corp.                   62,684^
                  267,775 Lone Star Steakhouse &
                           Saloon                       7,219
                                                   ----------
                                                       69,903

SCHEDULE OF INVESTMENTS Genesis Fund cont'd
-------------------------------------------

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

              RETAIL (2.8%)
                2,278,049 Big 5 Sporting
                           Goods                    $    49,639^
                1,592,300 Hibbett Sporting
                           Goods                         51,081*
                2,495,000 Michaels Stores                80,089
                1,474,000 Regis Corp.                    56,425
                1,731,138 School Specialty               60,382*^
                  558,300 Tractor Supply                 35,273*
                                                    -----------
                                                        332,889

              TECHNOLOGY (3.7%)
                3,750,400 Electronics for Imaging       100,586*^
                  936,300 Kronos Inc.                    38,397*
                1,861,000 MICROS Systems                 80,563*
                4,939,647 Zebra Technologies            218,036*^
                                                    -----------
                                                        437,582

              TECHNOLOGY--SEMICONDUCTOR (0.4%)
                1,753,900 Cognex Corp.                   48,250

              TOTAL COMMON STOCKS
              (COST $7,281,291)                      11,521,322
                                                    -----------

              SHORT-TERM INVESTMENTS (2.9%)
              342,844,499 Neuberger Berman
                           Prime Money Fund
                           Trust Class
                           (COST $342,845)              342,845#@
                                                    -----------

              TOTAL INVESTMENTS (100.1%)
              (COST $7,624,136)                      11,864,167##
              Liabilities, less cash,
               receivables and other assets
               [(0.1%)]                                  (9,983)
                                                    -----------

              TOTAL NET ASSETS (100.0%)             $11,854,184
                                                    -----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Guardian Fund
-------------------------------------

TOP TEN EQUITY HOLDINGS

    HOLDING            %

 1  Altera Corp.     4.8

 2  Danaher Corp.    4.7

 3  Texas
    Instruments      4.5

 4  State Street     4.2

 5  National Grid    4.0

 6  Willis Group
    Holdings         4.0

 7  National
    Instruments      4.0

 8  Canadian
    National Railway 3.6

 9  L-3
    Communications
    Holdings         3.5

10  Novartis AG ADR  3.4

--------------------------------------------------------------------------------

                NUMBER OF SHARES                 MARKET VALUE(+)
                                                 (000'S OMITTED)

                COMMON STOCKS (97.3%)

                AUTOMOTIVE (4.3%)
                  442,800 BorgWarner, Inc.         $   24,695E
                  416,900 Toyota Motor ADR             44,554E
                                                   ----------
                                                       69,249

                BANKING & FINANCIAL (4.2%)
                1,069,900 State Street                 66,847

                CABLE SYSTEMS (6.2%)
                1,496,500 Comcast Corp.
                           Class A Special             40,032*E
                1,567,363 Liberty Global Class A       31,833*E
                1,425,463 Liberty Global Class C       27,654*E
                                                   ----------
                                                       99,519

                CONSUMER STAPLES (2.6%)
                  801,100 Costco Wholesale             41,080E

                DEFENSE (3.5%)
                  681,100 L-3 Communications
                           Holdings                    56,606E

                ENERGY (2.0%)
                  488,300 BP PLC ADR                   32,433E

                FINANCIAL SERVICES (7.1%)
                1,065,514 Citigroup Inc.               49,408E
                  475,100 Freddie Mac                  32,017
                  224,200 Goldman Sachs                31,677E
                                                   ----------
                                                      113,102

                HEALTH PRODUCTS & SERVICES (4.6%)
                  641,500 Quest Diagnostics            33,916E
                  683,000 UnitedHealth Group           39,771
                                                   ----------
                                                       73,687

                INDUSTRIAL (4.7%)
                1,239,000 Danaher Corp.                75,059E

                INSURANCE (5.9%)
                  271,700 Progressive Corp.            29,194E
                1,875,400 Willis Group Holdings        64,589
                                                   ----------
                                                       93,783

                MEDIA (6.6%)
                1,989,427 Discovery Holding            29,046*E
                  670,700 E.W. Scripps                 32,247E
                5,425,676 Liberty Media                44,708*
                                                   ----------
                                                      106,001

                 NUMBER OF SHARES               MARKET VALUE(+)
                                                (000'S OMITTED)

                 OIL & GAS (2.8%)
                   213,850 Cimarex Energy         $    9,123E
                   930,700 Newfield Exploration       35,971*
                                                  ----------
                                                      45,094

                 OIL SERVICES (0.5%)
                    74,200 Schlumberger Ltd.           8,533E

                 PHARMACEUTICAL (5.5%)
                   485,850 Millipore Corp.            33,684*
                 1,032,800 Novartis AG ADR            54,997E
                                                  ----------
                                                      88,681

                 REAL ESTATE (1.5%)
                   436,400 AMB Property               23,413

                 TECHNOLOGY (6.9%)
                 1,578,000 Dell Inc.                  45,762*
                 1,966,800 National Instruments       63,823
                                                  ----------
                                                     109,585

                 TECHNOLOGY--SEMICONDUCTOR (9.3%)
                 3,856,100 Altera Corp.               77,276*
                 2,400,650 Texas Instruments          71,660E
                                                  ----------
                                                     148,936

                 TECHNOLOGY--SEMICONDUCTOR CAPITAL
                 Equipment (3.4%)
                 3,256,750 Teradyne, Inc.             54,681*E

                 TELECOMMUNICATIONS (3.3%)
                 2,758,300 Vodafone Group ADR         53,290E

                 TRANSPORTATION (3.6%)
                   615,150 Canadian National
                            Railway                   58,039E

                 UTILITIES (4.3%)
                 6,143,532 National Grid              64,651
                    67,218 National Grid ADR           3,539E
                                                  ----------
                                                      68,190

                 WASTE MANAGEMENT (4.5%)
                   757,400 Republic Services          29,440
                 1,259,600 Waste Management           41,894
                                                  ----------
                                                      71,334

                 TOTAL COMMON STOCKS
                 (COST $1,148,653)                 1,557,142
                                                  ----------

SCHEDULE OF INVESTMENTS Guardian Fund cont'd
--------------------------------------------

                NUMBER OF SHARES                MARKET VALUE(+)
                                                (000'S OMITTED)

                SHORT-TERM INVESTMENTS (20.8%)
                301,909,837 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC    $  301,910(++)
                 30,739,632 Neuberger
                             Berman
                             Prime Money
                             Fund Trust Class         30,739@
                                                  ----------

                TOTAL SHORT-TERM INVESTMENTS
                (COST $332,649)                      332,649#
                                                  ----------

                TOTAL INVESTMENTS (118.1%)
                (COST $1,481,302)                  1,889,791##
                Liabilities, less cash,
                 receivables and other assets
                 [(18.1%)]                          (289,296)
                                                  ----------

                TOTAL NET ASSETS (100.0%)         $1,600,495
                                                  ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS International Fund
------------------------------------------

TOP TEN EQUITY HOLDINGS

    HOLDING                        COUNTRY        INDUSTRY                     %

 1  Anglo Irish Bank               Ireland        Banks                      3.0

 2  Petroleo Brasileiro ADR        Brazil         Oil & Gas                  2.1

 3  Burren Energy                  United Kingdom Oil & Gas                  2.1

 4  Brother Industries             Japan          Technology--Hardware       1.9

 5  Woodside Petroleum             Australia      Oil & Gas                  1.9

 6  Porsche AG                     Germany        Automobiles & Components   1.9

 7  CRH PLC                        Ireland        Construction Materials     1.9

 8  InBev NV                       Belgium        Food, Beverage & Tobacco   1.8

 9  Canadian Natural Resources     Canada         Oil & Gas                  1.8

10  Companhia Vale do Rio Doce ADR Brazil         Materials--Metals & Mining 1.8

--------------------------------------------------------------------------------
               NUMBER OF SHARES                   MARKET VALUE(+)
                                                  (000'S OMITTED)

               COMMON STOCKS (85.4%)

               ARGENTINA (0.8%)
                   76,440 Tenaris SA ADR            $   12,242

               AUSTRALIA (3.8%)
               13,335,568 Hardman Resources             18,625*E
                  854,760 Paladin Resources              2,286*
                2,333,197 Timbercorp Ltd.                5,634
                  929,222 Woodside Petroleum            27,951
                                                    ----------
                                                        54,496

               BELGIUM (4.0%)
                  624,283 Euronav SA                    18,137
                  283,210 Fortis                        10,095
                  575,669 InBev NV                      26,621
                   60,605 Omega Pharma SA                3,281
                                                    ----------
                                                        58,134

               BRAZIL (2.9%)
                  185,000 Natura Cosmeticos             10,823
                  354,870 Petroleo Brasileiro ADR       31,066*
                                                    ----------
                                                        41,889

               CANADA (9.6%)
                  189,000 Addax Petroleum                3,820*
                  186,000 Addax Petroleum                3,759*O

              NUMBER OF SHARES                    MARKET VALUE(+)
                                                  (000'S OMITTED)

                483,700 Canadian Natural
                         Resources                  $   26,391
                776,700 Corus Entertainment Inc.,
                         B Shares                       24,707
              1,088,887 Great Canadian Gaming           13,252*
                202,740 Great Canadian Gaming            2,467*N
                597,873 MacDonald Dettwiler             20,379*
                263,100 Suncor Energy                   19,652
                478,455 Talisman Energy                 25,104
                                                    ----------
                                                       139,531

              FRANCE (5.5%)
                260,280 BNP Paribas                     24,094E
                621,555 GameLoft                         4,572*
                 74,189 Ipsos                            9,915
                174,630 Publicis Groupe                  6,668
                227,894 Saft Groupe SA                   6,588*
                 66,764 Societe Generale                 9,464
                149,115 Total SA ADR                    18,808
                                                    ----------
                                                        80,109

              GERMANY (2.7%)
                152,973 Continental AG                  15,658
                145,475 Rhoen-Klinikum AG                6,330
                130,060 Wincor Nixdorf AG               16,591E
                                                    ----------
                                                        38,579

SCHEDULE OF INVESTMENTS International Fund cont'd
-------------------------------------------------

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               GREECE (0.5%)
                  159,310 Titan Cement             $    7,597

               HONG KONG (1.5%)
               20,181,000 TPV Technology               22,239E

               IRELAND (9.0%)
                  628,507 Allied Irish Banks           15,008
                2,620,275 Anglo Irish Bank             42,952
                3,696,597 C&C Group                    25,119
                  820,771 CRH PLC                      26,869
                  271,130 DCC PLC                       6,174
                3,799,505 Dragon Oil PLC               14,727*
                                                   ----------
                                                      130,849

               ITALY (0.9%)
                  608,250 Indesit Co.                   7,614E
                  422,210 Marazzi Group                 4,907*
                                                   ----------
                                                       12,521

               JAPAN (13.6%)
                  177,490 Acom Co.                     10,941
                  384,700 Aica Kogyo                    5,241
                2,584,000 Brother Industries           27,996
                  289,000 CHIYODA Corp.                 7,061E
                  363,000 F.C.C. Co.                   15,669
                1,191,200 Heiwa Corp.                  18,346E
                  857,400 Mars Engineering             24,278E
                  302,400 Maruichi Steel Tube           7,714E
                   91,200 NAMCO BANDAI                  1,132*
                  112,400 Nihon Kohden                  1,898
                1,672,100 Nissan Motor                 19,343
                  168,000 Nissha Printing               5,613
                  372,400 Nissin Healthcare
                           Food Service                 5,578E
                  415,500 PLENUS Co.                   12,842
                  536,000 Ricoh Co.                    10,018
                  123,700 Takeda Pharmaceutical         6,941
                  839,000 Takuma Co.                    6,816E
                  195,100 Tamron Co.                    3,037E
                  376,200 TENMA Corp.                   6,934
                   24,830 TKC Corp.                       481
                                                   ----------
                                                      197,879

               KOREA (1.8%)
                  169,110 Kangwon Land                  3,379
                  334,965 KT Corp. ADR                  9,782
                   59,983 SK Telecom                   12,509
                                                   ----------
                                                       25,670

               NETHERLANDS (1.8%)
                  104,505 Aalberts Industries NV        7,444
                  560,581 TNT NV                       18,251
                                                   ----------
                                                       25,695

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             NORWAY (1.6%)
                472,210 Prosafe ASA                  $   23,437

             SINGAPORE (0.7%)
              1,029,000 DBS Group                        10,408

             SPAIN (0.8%)
                397,148 Banco Popular Espanol             5,326E
                138,942 Telefonica SA ADR                 6,422
                                                     ----------
                                                         11,748

             SWEDEN (2.4%)
                 50,835 Capio AB                            879*
              1,313,800 Intrum Justitia AB               11,529*
                482,200 Lundin Petroleum AB               5,328*E
                722,400 Nobia AB                         17,422
                                                     ----------
                                                         35,158

             SWITZERLAND (0.7%)
                 89,131 Advanced Digital Broadcast        9,713*

             UNITED KINGDOM (20.8%)
              3,891,590 888 Holdings PLC                 13,497*
                848,875 Amlin PLC                         3,774*
              2,030,936 Barclays PLC                     23,812
                801,248 Barratt Developments             14,517
              1,759,579 Burren Energy                    30,691
                165,986 GlaxoSmithKline PLC               4,210
              1,179,644 Kensington Group                 23,431
              9,728,221 MFI Furniture Group              15,655
              1,530,620 NETeller PLC                     20,188*
                908,507 Northern Rock                    17,958
              1,573,931 Punch Taverns PLC                23,616
              2,159,096 Redrow PLC                       20,667
              4,240,896 RPS Group                        13,277
              1,210,970 Trinity Mirror                   12,266
              4,766,386 Tullow Oil PLC                   24,954
             13,108,480 Vodafone Group                   25,060
              1,318,779 William Hill                     13,450
                                                     ----------
                                                        301,023

             TOTAL COMMON STOCKS
             (COST $1,032,395)                        1,238,917
                                                     ----------

             PREFERRED STOCKS (6.0%)

             BRAZIL (4.1%)
                627,200 Companhia Vale do Rio
                         Doce ADR                        25,527
                979,200 Ultrapar Participacoes           15,939
              2,389,190 Universo Online SA               17,698*
                                                     ----------
                                                         59,164

             GERMANY (1.9%)
                 32,535 Porsche AG                       27,401

             TOTAL PREFERRED STOCKS
             (COST $78,566)                              86,565
                                                     ----------

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS International Fund cont'd
-------------------------------------------------

                NUMBER OF SHARES                MARKET VALUE(+)
                                                (000'S OMITTED)

                SHORT-TERM INVESTMENTS (14.5%)
                121,613,938 Neuberger Berman
                             Prime Money Fund
                             Trust Class          $  121,614@
                 88,344,090 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC        88,344(++)
                                                  ----------

                TOTAL SHORT-TERM INVESTMENTS
                (COST $209,958)                      209,958#
                                                  ----------

                TOTAL INVESTMENTS (105.9%)
                (COST $1,320,919)                  1,535,440##
                Liabilities, less cash,
                 receivables and other assets
                 [(5.9%)]                            (84,965)
                                                  ----------

                TOTAL NET ASSETS (100.0%)         $1,450,475
                                                  ----------

SUMMARY SCHEDULE OF INVESTMENTS BY Industry International Fund
--------------------------------------------------------------

                                          MARKET VALUE(+) PERCENTAGE OF
         INDUSTRY                         (000'S OMITTED)    NET ASSETS
         --------                         --------------- -------------

         Oil & Gas                          $  263,118        18.1%
         Banks                                 182,550        12.5%
         Hotels, Restaurants & Leisure          87,353         6.0%
         Technology--Hardware                   79,881         5.4%
         Automobiles & Components               78,071         5.4%
         Consumer Durables & Apparel            61,352         4.2%
         Commercial Services & Supplies         59,706         4.1%
         Media                                  53,555         3.7%
         Food, Beverage & Tobacco               51,740         3.6%
         Capital Goods                          49,650         3.4%
         Telecommunications--Wireless           47,351         3.3%
         Construction Materials                 42,180         2.9%
         Energy Services & Equipment            41,574         2.9%
         Financial Services                     31,717         2.2%
         Consumer Discretionary                 31,195         2.2%
         Materials--Metals & Mining             25,527         1.8%
         Chemicals                              21,180         1.5%
         Transportation                         18,251         1.3%
         Telecommunications--Diversified        16,135         1.1%
         Retailing                              15,655         1.1%
         Pharmaceutical & Biotechnology         14,432         1.0%
         Diversified Financials                 10,940         0.8%
         Household & Personal Products          10,823         0.7%
         Health Care Equipment & Services        9,107         0.6%
         Industrial & Commercial Products        6,174         0.4%
         Materials                               5,633         0.4%
         Technology                              4,572         0.3%
         Insurance                               3,774         0.3%
         Energy                                  2,286         0.2%
         Other Assets--Net                     124,993         8.6%
                                            ----------       ------
                                            $1,450,475       100.0%
                                            ----------       ------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS International Institutional Fund
--------------------------------------------------------

TOP TEN EQUITY HOLDINGS

    HOLDING                 COUNTRY        INDUSTRY                   %

 1  Anglo Irish Bank        Ireland        Banks                    3.3

 2  Petroleo Brasileiro ADR Brazil         Oil & Gas                2.4

 3  Woodside Petroleum      Australia      Oil & Gas                2.2

 4  Brother Industries      Japan          Technology--Hardware     2.2

 5  Burren Energy           United Kingdom Oil & Gas                2.2

 6  InBev NV                Belgium        Food, Beverage & Tobacco 2.1

 7  Tullow Oil PLC          United Kingdom Oil & Gas                2.0

 8  Porsche AG              Germany        Automobiles & Components 2.0

 9  CRH PLC                 Ireland        Construction Materials   1.9

10  Talisman Energy         Canada         Oil & Gas                1.9


--------------------------------------------------------------------------------

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               COMMON STOCKS (91.9%)

               ARGENTINA (0.8%)
                  18,580 Tenaris SA ADR             $  2,976

               AUSTRALIA (4.2%)
               3,777,634 Hardman Resources             5,276*
                 206,240 Paladin Resources               552*
                 508,499 Timbercorp Ltd.               1,228
                 267,432 Woodside Petroleum            8,044
                                                    --------
                                                      15,100

               BELGIUM (4.0%)
                 145,470 Euronav SA                    4,226
                  63,300 Fortis                        2,257
                 161,240 InBev NV                      7,456
                   8,280 Omega Pharma SA                 448
                                                    --------
                                                      14,387

               BRAZIL (2.4%)
                  96,950 Petroleo Brasileiro ADR       8,487*

               CANADA (10.1%)
                  48,100 Addax Petroleum                 972*
                  45,100 Addax Petroleum                 911*O
                 117,700 Canadian Natural
                          Resources                    6,422

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               204,650 CORUS ENTERTAINMENT INC.,
                        B Shares                    $  6,510
               355,140 Great Canadian Gaming           4,322*
                 5,790 Great Canadian Gaming              70*N
               151,235 MacDonald Dettwiler             5,155*
                67,560 Suncor Energy                   5,046
               130,100 Talisman Energy                 6,826
                                                    --------
                                                      36,234

               FRANCE (5.6%)
                66,820 BNP Paribas                     6,186E
               135,710 Gameloft                          998*
                18,560 Ipsos                           2,480
                41,580 Publicis Groupe                 1,588
                39,535 Saft Groupe SA                  1,143*
                20,370 Societe Generale                2,887
                36,650 Total SA ADR                    4,623
                                                    --------
                                                      19,905

               GERMANY (3.0%)
                40,790 Continental AG                  4,175
                39,900 Rhoen-Klinikum AG               1,736
                36,950 Wincor Nixdorf AG               4,714E
                                                    --------
                                                      10,625

               GREECE (0.5%)
                36,150 Titan Cement                    1,724

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS International Institutional Fund cont'd
---------------------------------------------------------------

                NUMBER OF SHARES                 MARKET VALUE(+)
                                                 (000'S OMITTED)

                HONG KONG (1.6%)
                5,200,000 TPV Technology            $  5,730

                IRELAND (9.5%)
                  154,440 Allied Irish Banks           3,692
                  712,359 Anglo Irish Bank            11,686
                  924,827 C&C Group                    6,284
                  210,236 CRH PLC                      6,867
                   42,830 DCC PLC                        975
                1,144,255 Dragon Oil PLC               4,435*
                                                    --------
                                                      33,939

                ITALY (1.2%)
                  250,470 Indesit Co.                  3,135E
                  105,010 Marazzi Group                1,221*
                                                    --------
                                                       4,356

                JAPAN (14.7%)
                   46,260 Acom Co.                     2,852
                  101,900 Aica Kogyo                   1,388
                  735,000 Brother Industries           7,963
                   63,000 CHIYODA Corp.                1,539
                   93,400 F.C.C. Co.                   4,032
                  301,300 Heiwa Corp.                  4,640E
                  208,900 Mars Engineering             5,915
                  114,800 Maruichi Steel Tube          2,929E
                   23,450 NAMCO BANDAI                   291*
                   27,000 Nihon Kohden                   456
                  492,200 Nissan Motor                 5,694
                   49,000 Nissha Printing              1,637
                   84,700 Nissin Healthcare
                           Food Service                1,269
                  135,800 PLENUS Co.                   4,197
                  163,000 Ricoh Co.                    3,047
                   31,300 Takeda Pharmaceutical        1,756
                  163,000 Takuma Co.                   1,324E
                   42,500 Tamron Co.                     662E
                   50,400 TENMA Corp.                    929
                    4,050 TKC Corp.                       78
                                                    --------
                                                      52,598

                KOREA (2.1%)
                  148,660 KT Corp. ADR                 3,036
                  178,560 SK Telecom ADR               4,312E
                                                    --------
                                                       7,348

                NETHERLANDS (2.2%)
                   24,540 Aalberts Industries NV       1,748
                  183,242 TNT NV                       5,966
                                                    --------
                                                       7,714

                NORWAY (1.9%)
                  133,360 Prosafe ASA                  6,619

              NUMBER OF SHARES                     MARKET VALUE(+)
                                                   (000'S OMITTED)

              SINGAPORE (0.8%)
                273,000 DBS Group                     $  2,761

              SPAIN (1.4%)
                161,960 Banco Popular Espanol            2,172E
                 61,010 Telefonica SA ADR                2,820
                                                      --------
                                                         4,992

              SWEDEN (2.7%)
                  4,700 Capio AB                            82*
                320,800 Intrum Justitia AB               2,815*
                232,800 Lundin Petroleum AB              2,572*
                177,600 Nobia AB                         4,283
                                                      --------
                                                         9,752

              SWITZERLAND (0.7%)
                 21,560 Advanced Digital Broadcast       2,350*

              UNITED KINGDOM (22.5%)
                994,230 888 Holdings PLC                 3,448*
                 61,254 Amlin PLC                          272*
                572,060 Barclays PLC                     6,707
                221,610 Barratt Developments             4,015
                443,420 Burren Energy                    7,734
                121,280 GlaxoSmithKline PLC              3,076
                236,402 Kensington Group                 4,696
              2,364,560 MFI Furniture Group              3,805
                422,040 NETeller PLC                     5,566*
                285,460 Northern Rock                    5,643
                420,530 Punch Taverns PLC                6,310
                609,455 Redrow PLC                       5,834
                709,958 RPS Group                        2,223
                381,640 Trinity Mirror                   3,866
              1,351,420 Tullow Oil PLC                   7,075
              3,416,049 Vodafone Group                   6,531
                353,112 William Hill                     3,601
                                                      --------
                                                        80,402

              TOTAL COMMON STOCKS
              (COST $303,444)                          327,999
                                                      --------

              PREFERRED STOCKS (5.6%)

              BRAZIL (3.6%)
                149,880 Companhia Vale do Rio
                         Doce ADR                        6,100
                  6,800 Ultrapar Participacoes             110
                139,080 Ultrapar Participacoes ADR       2,334
                593,690 Universo Online SA               4,398*
                                                      --------
                                                        12,942

              GERMANY (2.0%)
                  8,299 Porsche AG                       6,990

              TOTAL PREFERRED STOCKS
              (COST $19,147)                            19,932
                                                      --------

SCHEDULE OF INVESTMENTS International Institutional Fund cont'd
---------------------------------------------------------------

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               SHORT-TERM INVESTMENTS (14.1%)
               28,339,686 Neuberger Berman Prime
                           Money Fund
                           Trust Class              $ 28,340@
               22,226,140 Neuberger Berman
                           Securities Lending
                           Quality
                           Fund, LLC                  22,226(++)
                                                    --------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $50,566)                         50,566#
                                                    --------

               TOTAL INVESTMENTS (111.6%)
               (COST $373,157)                       398,497##
               Liabilities, less cash,
                receivables and other assets
                [(11.6%)]                            (41,513)
                                                    --------

               TOTAL NET ASSETS (100.0%)            $356,984
                                                    --------

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY International Institutional Fund
----------------------------------------------------------------------------

                                          MARKET VALUE(+) PERCENTAGE OF
         INDUSTRY                         (000'S OMITTED)    NET ASSETS
         --------                         --------------- -------------

         OIL & GAS                           $ 71,400         20.0%
         BANKS                                 48,686         13.7%
         HOTELS, RESTAURANTS & LEISURE         23,142          6.5%
         TECHNOLOGY--HARDWARE                  22,116          6.2%
         AUTOMOBILES & COMPONENTS              20,890          5.9%
         CONSUMER DURABLES & APPAREL           17,558          4.9%
         MEDIA                                 14,444          4.0%
         TELECOMMUNICATIONS--WIRELESS          13,878          3.9%
         FOOD, BEVERAGE & TOBACCO              13,741          3.8%
         COMMERCIAL SERVICES & SUPPLIES        13,039          3.7%
         CONSTRUCTION MATERIALS                11,520          3.2%
         CAPITAL GOODS                         11,142          3.1%
         ENERGY SERVICES & EQUIPMENT           10,845          3.0%
         FINANCIAL SERVICES                     8,382          2.3%
         CONSUMER DISCRETIONARY                 7,846          2.2%
         MATERIALS--METAL & MINING              6,100          1.7%
         TRANSPORTATION                         5,966          1.7%
         PHARMACEUTICAL & BIOTECHNOLOGY         5,280          1.5%
         TELECOMMUNICATIONS--DIVERSIFIED        5,169          1.4%
         CHEMICALS                              3,833          1.1%
         RETAILING                              3,805          1.1%
         DIVERSIFIED FINANCIALS                 2,851          0.8%
         HEALTH CARE EQUIPMENT & SERVICES       2,273          0.6%
         MATERIALS                              1,228          0.3%
         TECHNOLOGY                               998          0.3%
         INDUSTRIAL & COMMERCIAL PRODUCTS         975          0.3%
         ENERGY                                   552          0.2%
         INSURANCE                                272          0.1%
         OTHER ASSETS--NET                      9,053          2.5%
                                             --------        ------
                                             $356,984        100.0%
                                             --------        ------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Manhattan Fund
--------------------------------------

TOP TEN EQUITY HOLDINGS

    Holding            %

 1  Corporate
    Executive Board  2.4

 2  Cognizant
    Technology
    Solutions        2.3

 3  Celgene Corp.    2.2

 4  Coach, Inc.      2.1

 5  Station Casinos  1.9

 6  Chicago
    Mercantile
    Exchange         1.8

 7  Fastenal Co.     1.8

 8  XTO Energy       1.7

 9  CB Richard Ellis
    Group            1.7

10  Microsemi Corp.  1.6


--------------------------------------------------------------------------------

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               COMMON STOCKS (98.2%)

               AEROSPACE (2.1%)
                60,000 Precision Castparts           $ 3,182
                93,000 Rockwell Collins                4,943
                                                     -------
                                                       8,125

               BASIC MATERIALS (2.3%)
               120,000 Airgas, Inc.                    4,367
                90,000 Peabody Energy                  4,344
                                                     -------
                                                       8,711

               BIOTECHNOLOGY (5.6%)
               220,000 Celgene Corp.                   8,360*
               100,000 Gilead Sciences                 6,227*
                42,000 Invitrogen Corp.                2,979*
                61,000 PDL BioPharma                   1,910*
                45,000 Vertex Pharmaceuticals          1,946*
                                                     -------
                                                      21,422

               BROADCASTING (0.3%)
                19,500 Lamar Advertising                 995*

               BUILDING MATERIALS (0.3%)
                22,500 Eagle Materials                 1,218E

               BUSINESS SERVICES (9.6%)
               130,000 Alliance Data Systems           5,624*
                93,500 CB Richard Ellis Group          6,422*
                90,000 Corporate Executive Board       9,000
                25,000 Ecolab Inc.                       905
                55,500 Getty Images                    4,497*
                21,500 Iron Mountain                     939*E
                40,000 Laureate Education              2,071*
                90,000 Monster Worldwide               4,406*
                38,000 NAVTEQ                          1,760*
                25,000 Trimble Navigation              1,023*
                                                     -------
                                                      36,647

               CAPITAL EQUIPMENT (2.1%)
                68,500 Danaher Corp.                   4,150E
               113,300 Donaldson Co.                   3,927E
                                                     -------
                                                       8,077

               COMMUNICATIONS EQUIPMENT (1.2%)
                45,000 ADC Telecommunications          1,139*
                40,500 Harris Corp.                    1,850
               120,000 Tellabs, Inc.                   1,763*
                                                     -------
                                                       4,752

               CONSUMER DISCRETIONARY (3.2%)
                78,750 Advance Auto Parts              3,256*
                50,000 Fortune Brands                  3,878
                47,000 Harman International
                        Industries                     5,186
                                                     -------
                                                      12,320

            NUMBER OF SHARES                        MARKET VALUE(+)
                                                    (000'S OMITTED)

            CONSUMER STAPLES (1.9%)
            100,000 Shoppers Drug Mart                  $ 3,898
             52,000 Whole Foods Market                    3,322
                                                        -------
                                                          7,220

            DIAGNOSTIC EQUIPMENT (1.7%)
            180,000 Cytyc Corp.                           5,189*
             15,000 IDEXX Laboratories                    1,179*
                                                        -------
                                                          6,368

            ELECTRICAL & ELECTRONICS (0.9%)
             88,000 Jabil Circuit                         3,331*

            ENERGY (8.2%)
             60,000 Canadian Natural Resources            3,274
             70,000 EXCO Resources                          896*E
             68,500 GlobalSantaFe Corp.                   3,791E
             60,000 Maverick Tube                         2,792*E
             67,500 National-Oilwell Varco                4,109*
             70,000 Quicksilver Resources                 2,542*E
            138,750 Range Resources                       3,320
            105,000 Smith International                   4,067E
            157,500 XTO Energy                            6,598
                                                        -------
                                                         31,389

            FINANCIAL SERVICES (5.8%)
             16,500 Chicago Mercantile Exchange           7,022
                900 IntercontinentalExchange Inc.            49*
             43,500 Legg Mason                            5,681
             85,000 Moody's Corp.                         5,695
             77,000 Nuveen Investments                    3,709
                                                        -------
                                                         22,156

            HARDWARE (0.6%)
             65,000 Network Appliance                     2,155*

            HEALTH CARE (6.3%)
             54,500 Allscripts Healthcare Solutions       1,022*E
            111,000 Cerner Corp.                          4,621*E
             45,000 Gen-Probe                             2,248*
             35,000 Healthways, Inc.                      1,524*
             37,500 IMS Health                              904
             67,000 Omnicare, Inc.                        4,077
             78,500 Psychiatric Solutions                 2,593*
             50,000 United Surgical Partners
                     International                        1,757*
            128,500 VCA Antech                            3,592*
             47,000 WellCare Health Plans                 1,831*
                                                        -------
                                                         24,169

            INDUSTRIAL (4.6%)
            159,000 Fastenal Co.                          6,981
             22,500 Fluor Corp.                           1,942
             70,500 Rockwell International                4,806
             52,000 W.W. Grainger                         3,850
                                                        -------
                                                         17,579

SCHEDULE OF INVESTMENTS Manhattan Fund cont'd
---------------------------------------------

               NUMBER OF SHARES                  MARKET VALUE(+)
                                                 (000'S OMITTED)

               LEISURE (5.4%)
                82,500 Gaylord Entertainment        $  3,684*
               100,000 Hilton Hotels                   2,420
                67,500 Marriott International          4,617
                85,000 Scientific Games Class A        2,599*
               106,500 Station Casinos                 7,290
                                                    --------
                                                      20,610

               MEDICAL EQUIPMENT (5.2%)
                45,000 C. R. Bard                      2,947
                50,000 Hologic, Inc.                   2,391*
                13,000 Intuitive Surgical              1,173*
               110,000 Kyphon Inc.                     3,928*E
               110,000 ResMed Inc.                     4,465*
                86,000 Varian Medical Systems          4,978*
                                                    --------
                                                      19,882

               METALS (0.5%)
                13,500 Phelps Dodge                    1,863

               OIL & GAS (2.1%)
               191,000 Denbury Resources               5,415*
                90,000 Western Oil Sands Class A       2,451*
                                                    --------
                                                       7,866

               RETAIL (5.4%)
               100,000 AnnTaylor Stores                3,630*
               220,000 Coach, Inc.                     7,858*
                70,000 Michaels Stores                 2,247
               145,000 Nordstrom, Inc.                 5,510
                42,500 Tiffany & Co.                   1,578
                                                    --------
                                                      20,823

               SEMICONDUCTORS (9.7%)
                55,000 Advanced Micro Devices          2,127*
                60,000 Analog Devices                  2,288
                84,750 Broadcom Corp.                  3,821*
                20,000 KLA-Tencor                      1,045
                62,000 Linear Technology               2,285
                77,500 Marvell Technology Group        4,744*
               130,000 MEMC Electronic Materials       4,354*
               128,000 Microchip Technology            4,506
               204,900 Microsemi Corp.                 6,301*E
               121,500 National Semiconductor          3,408
                51,500 Varian Semiconductor
                        Equipment                      2,429*
                                                    --------
                                                      37,308

               SOFTWARE (1.7%)
               105,000 Autodesk, Inc.                  3,953
                70,500 Salesforce.com, Inc.            2,457*
                                                    --------
                                                       6,410

             NUMBER OF SHARES                       MARKET VALUE(+)
                                                    (000'S OMITTED)

             TECHNOLOGY (4.7%)
                 33,700 Agilent Technologies           $  1,213*
                 52,000 Akamai Technologies               1,378*
                 46,500 CACI International                2,803*E
                155,000 Cognizant Technology
                         Solutions                        8,930*
                 65,000 Comverse Technology               1,869*
                 40,000 Logitech International
                         ADR                              1,622*E
                                                       --------
                                                         17,815

             TELECOMMUNICATIONS (4.6%)
                146,500 American Tower                    4,663*
                190,000 Dobson Communications             1,376*
                140,000 Leap Wireless International       5,895*
                113,000 NII Holdings                      5,788*
                                                       --------
                                                         17,722

             TRANSPORTATION (1.4%)
                124,000 C. H. Robinson Worldwide          5,558

             UTILITIES (0.8%)
                 53,000 Energen Corp.                     1,894
                 50,000 Mirant Corp.                      1,230*E
                                                       --------
                                                          3,124

             TOTAL COMMON STOCKS
             (COST $241,180)                            375,615
                                                       --------

             SHORT-TERM INVESTMENTS (9.1%)
             29,571,801 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC               29,572(++)
              5,224,781 Neuberger Berman Prime
                         Money Fund Trust Class           5,225@
                                                       --------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $34,797)                              34,797#
                                                       --------

             TOTAL INVESTMENTS (107.3%)
             (COST $275,977)                            410,412##
             Liabilities, less cash,
              receivables and other assets
              [(7.3%)]                                  (27,815)
                                                       --------

             TOTAL NET ASSETS (100.0%)                 $382,597
                                                       --------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Millennium Fund
---------------------------------------

Top Ten Equity Holdings

     Holding             %

  1  Trammell Crow     3.4

  2  Orient-Express
     Hotel             2.7

  3  Tractor Supply    2.4

  4  SBA
     Communications    2.2

  5  Kirby Corp.       2.2

  6  ProAssurance
     Corp.             2.0

  7  Station Casinos   2.0

  8  Powerwave
     Technologies      1.8

  9  aQuantive, Inc.   1.8

 10  Per-Se
     Technologies      1.8

--------------------------------------------------------------------------------

              NUMBER OF SHARES                     MARKET VALUE(+)
                                                   (000'S OMITTED)

              COMMON STOCKS (101.5%)

              AEROSPACE (3.0%)
              36,500 AAR Corp.                        $    924*
              35,000 BE Aerospace                          839*
                                                      --------
                                                         1,763

              BANKING & FINANCIAL (1.9%)
              14,500 Cathay General Bancorp                517
              19,750 Glacier Bancorp                       623E
                                                      --------
                                                         1,140

              BUILDING PRODUCTS (1.5%)
              16,800 Eagle Materials                       909

              BUSINESS SERVICES (5.8%)
               8,300 Corporate Executive Board             830
              36,000 Labor Ready                           885*
              19,600 Laureate Education                  1,015*
              11,200 Websense, Inc.                        692*
                                                      --------
                                                         3,422

              COAL (1.1%)
              16,900 Foundation Coal Holdings              676

              CONSUMER DISCRETIONARY (4.2%)
              45,400 Orient-Express Hotel                1,584E
              22,100 Steiner Leisure                       942*
                                                      --------
                                                         2,526

              CONSUMER PRODUCTS & SERVICES (2.8%)
              31,000 Aaron Rents                           812
              13,100 Carter's, Inc.                        838*E
                                                      --------
                                                         1,650

              DISTRIBUTOR (0.9%)
              13,100 Central European Distribution         549*E

              ENTERTAINMENT (4.3%)
               9,800 Kerzner International                 660*
              17,200 Station Casinos                     1,177
              39,500 Trump Entertainment Resorts           731*
                                                      --------
                                                         2,568

              FINANCIAL SERVICES (7.2%)
               8,200 Affiliated Managers Group             807*
              13,000 GFI Group                             781*E
              17,000 Nasdaq Stock Market                   688*
              61,600 Trammell Crow                       2,001*
                                                      --------
                                                         4,277

              HEALTH CARE (7.5%)
              24,150 Matria Healthcare                   1,045*E
              26,600 Radiation Therapy Services            755*E
              15,000 Techne Corp.                          892*
              36,200 Thoratec Corp.                        728*
              36,200 VCA Antech                          1,012*
                                                      --------
                                                         4,432

             NUMBER OF SHARES                       MARKET VALUE(+)
                                                    (000'S OMITTED)

             HEALTH PRODUCTS & SERVICES (3.6%)
             10,900 Covance, Inc.                      $    615*E
             20,000 Integra LifeSciences Holdings           797*E
             22,500 Vital Images                            747*E
                                                       --------
                                                          2,159

             INDUSTRIAL (3.4%)
             14,200 DRS Technologies                        749
             12,500 Mobile Mini                             681*
              8,600 Watsco, Inc.                            599
                                                       --------
                                                          2,029

             INSURANCE (2.0%)
             23,100 ProAssurance Corp.                    1,185*

             INTERNET (2.7%)
             62,000 Digitas Inc.                            876*
             42,000 ValueClick, Inc.                        735*
                                                       --------
                                                          1,611

             MEDICAL EQUIPMENT (6.0%)
             30,000 AngioDynamics, Inc.                     753*
             14,400 ArthroCare Corp.                        650*E
             36,000 ev3 Inc.                                600*
             17,500 Hologic, Inc.                           837*
             33,000 Meridian Bioscience                     736
                                                       --------
                                                          3,576

             MEDICAL SERVICES (2.8%)
             33,000 Allscripts Healthcare Solutions         619*E
             42,000 Per-Se Technologies                   1,061*E
                                                       --------
                                                          1,680

             OIL & GAS (4.2%)
             28,500 Edge Petroleum                          796*
             24,500 TETRA Technologies                      921*
             15,400 Ultra Petroleum                         802*
                                                       --------
                                                          2,519

             RETAIL (3.9%)
             22,800 GameStop Corp. Class A                  913*E
             22,200 Tractor Supply                        1,402*
                                                       --------
                                                          2,315

             SEMICONDUCTORS (1.8%)
             22,400 Varian Semiconductor
                     Equipment                            1,056*

             SOFTWARE (5.1%)
             50,500 Informatica Corp.                       809*
             22,500 SPSS Inc.                               734*
             26,450 THQ Inc.                                635*E
             36,000 Ultimate Software Group                 843*E
                                                       --------
                                                          3,021

SCHEDULE OF INVESTMENTS Millennium Fund cont'd
----------------------------------------------

                NUMBER OF SHARES                 MARKET VALUE(+)
                                                 (000'S OMITTED)

                TECHNOLOGY (12.4%)
                40,500 aQuantive, Inc.              $  1,077*
                19,000 Computer Programs and
                        Systems                          873
                11,000 Itron, Inc.                       654*
                41,000 Marchex, Inc. Class B             900*E
                16,700 MICROS Systems                    723*
                74,500 Powerwave Technologies          1,094*
                40,000 Redback Networks                  758*
                43,500 RightNow Technologies             717*
                40,000 Sigma Designs                     588*E
                                                    --------
                                                       7,384

                TECHNOLOGY--SEMICONDUCTOR (3.0%)
                28,700 Microsemi Corp.                   883*E
                24,000 SiRF Technology Holdings          898*E
                                                    --------
                                                       1,781

                TELECOMMUNICATION EQUIPMENT (1.3%)
                14,500 NICE-Systems ADR                  755*

                TELECOMMUNICATIONS--WIRELESS (2.2%)
                58,200 SBA Communications              1,309*

                TRANSPORTATION (6.9%)
                21,300 Kirby Corp.                     1,306*
                20,000 Landstar System                   932
                30,825 Old Dominion Freight Line         812*E
                 9,800 UTI Worldwide                   1,025E
                                                    --------
                                                       4,075

                TOTAL COMMON STOCKS
                (COST $46,543)                        60,367
                                                    --------

                 NUMBER OF SHARES               MARKET VALUE(+)
                                                (000'S OMITTED)

                 SHORT-TERM INVESTMENTS (19.9%)
                 11,275,801 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC     $ 11,276(++)
                    589,837 Neuberger Berman
                             Prime Money Fund
                             Trust Class                590@
                                                   --------

                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $11,866)                      11,866#
                                                   --------

                 TOTAL INVESTMENTS (121.4%)
                 (COST $58,409)                      72,233##
                 Liabilities, less cash,
                  receivables and other assets
                  [(21.4%)]                         (12,726)
                                                   --------

                 TOTAL NET ASSETS (100.0%)         $ 59,507
                                                   --------
See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Partners Fund
-------------------------------------

TOP TEN EQUITY HOLDINGS

    HOLDING            %

 1  American
    International
    Group            2.1

 2  Peabody Energy   2.1

 3  Canadian Natural
    Resources        2.1

 4  TXU Corp.        2.0

 5  Berkshire
    Hathaway
    Class B          2.0

 6  Arch Coal        1.9

 7  Centex Corp.     1.9

 8  Exxon Mobil      1.8

 9  D.R. Horton      1.8

10  Pulte Homes      1.7


              NUMBER OF SHARES                     MARKET VALUE(+)
                                                   (000'S OMITTED)

              COMMON STOCKS (93.8%)

              AUTO RELATED (2.5%)
              1,010,600 Harley-Davidson               $ 53,066E
                556,400 Johnson Controls                39,655
                                                      --------
                                                        92,721

              BANKING & FINANCIAL (4.1%)
              1,209,100 Bank of America                 55,437
              2,702,090 Hudson City Bancorp             34,884E
                772,400 Merrill Lynch                   59,637E
                                                      --------
                                                       149,958

              BUILDING, CONSTRUCTION &
              Furnishing (13.2%)
                999,200 Centex Corp.                    67,556E
              1,873,632 D.R. Horton                     63,909E
              1,430,300 Home Depot                      60,287E
                878,200 KB HOME                         58,866
              1,016,300 Lennar Corp. Class A            60,836E
                 70,900 NVR, Inc.                       53,388*E
              1,657,700 Pulte Homes                     63,672E
              1,639,800 Toll Brothers                   53,064*E
                                                      --------
                                                       481,578

              BUILDING MATERIALS (1.5%)
                875,300 Cemex S.A. de C.V. ADR          54,059E

              BUSINESS SERVICES (1.0%)
              1,112,800 Career Education                36,544*E

              COAL (4.0%)
                937,000 Arch Coal                       68,504E
              1,597,900 Peabody Energy                  77,131E
                                                      --------
                                                       145,635

              CONSUMER CYCLICALS (1.8%)
                570,475 Best Buy                        30,726E
                392,300 Whirlpool Corp.                 35,224
                                                      --------
                                                        65,950

              CONSUMER GOODS & SERVICES (0.7%)
                438,000 Colgate-Palmolive               23,862

              ELECTRIC UTILITIES (2.6%)
                934,700 Exelon Corp.                    53,381E
              1,610,600 Mirant Corp.                    39,621*E
                                                      --------
                                                        93,002

              ENERGY (11.6%)
                431,100 Anadarko Petroleum              42,748E
              1,384,800 Canadian Natural Resources      75,555
                529,200 ConocoPhillips                  32,260
              1,086,000 Exxon Mobil                     64,476
                703,200 Sempra Energy                   33,641
                926,800 Talisman Energy                 48,675

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             1,403,800 TXU Corp.                     $   73,545
             1,190,466 XTO Energy                        49,869
                                                     ----------
                                                        420,769

             FINANCIAL SERVICES (7.5%)
                25,100 Berkshire Hathaway Class B        72,489*E
               779,200 Citigroup Inc.                    36,132
             1,772,488 Countrywide Financial             61,115E
             1,368,500 General Electric                  44,983
               417,200 Goldman Sachs                     58,946E
                                                     ----------
                                                        273,665

             HEALTH CARE (6.4%)
             2,444,600 Boston Scientific                 59,697*E
               732,900 Caremark Rx                       36,462*
             2,256,500 NBTY, Inc.                        49,418*
               916,200 Teva Pharmaceutical
                        Industries ADR                   38,471E
               641,700 WellPoint Inc.                    49,276*
                                                     ----------
                                                        233,324

             INDUSTRIAL (1.2%)
             1,807,900 Chicago Bridge & Iron             44,239

             INSURANCE (6.0%)
             1,188,000 Aetna Inc.                        60,588
             1,177,500 American International
                        Group                            78,139
               541,800 Hartford Financial Services
                        Group                            44,633E
               783,900 PMI Group                         33,943E
                                                     ----------
                                                        217,303

             MACHINERY & EQUIPMENT (4.2%)
               775,000 Caterpillar Inc.                  56,637
             1,185,559 Joy Global                        61,127
               463,200 Terex Corp.                       36,662*
                                                     ----------
                                                        154,426

             METALS (1.7%)
               448,700 Phelps Dodge                      61,921

             OIL & GAS (9.0%)
             1,125,900 Denbury Resources                 31,919*E
               448,700 EOG Resources                     30,242E
               525,400 National-Oilwell Varco            31,986*E
               610,300 Petroleo Brasileiro ADR           53,426*E
             1,269,350 Quicksilver Resources             46,103*E
             1,410,700 Southwestern Energy               45,269*
               877,200 Valero Energy                     47,185
             1,475,900 Western Oil Sands
                        Class A                          40,205*
                                                     ----------
                                                        326,335

SCHEDULE OF INVESTMENTS Partners Fund cont'd
--------------------------------------------

              NUMBER OF SHARES                     MARKET VALUE(+)
                                                   (000'S OMITTED)

              PHARMACEUTICAL (1.1%)
                813,400 Shire PLC ADR                $   38,702E

              RETAIL (3.9%)
                658,500 Federated Department
                         Stores                          46,780E
                852,700 J.C. Penney                      50,002
              1,897,600 TJX Cos.                         46,472
                                                     ----------
                                                        143,254

              SOFTWARE (4.3%)
              1,593,000 Check Point Software
                         Technologies                    33,867*
              1,238,500 Microsoft Corp.                  33,316
              3,991,000 Oracle Corp.                     49,568*
              2,357,168 Symantec Corp.                   39,813*
                                                     ----------
                                                        156,564

              TECHNOLOGY (2.3%)
                435,900 IBM                              34,977
              1,048,700 Lexmark International
                         Group                           49,383*
                                                     ----------
                                                         84,360

              TRANSPORTATION (3.2%)
              1,006,350 Frontline Ltd.                   38,617E
                669,600 General Maritime                 24,527E
                290,400 Overseas Shipholding Group       14,685
                894,642 Ship Finance International       16,381E
                620,300 Teekay Shipping                  24,130E
                                                     ----------
                                                        118,340

              TOTAL COMMON STOCKS
              (COST $2,751,780)                       3,416,511
                                                     ----------

            NUMBER OF SHARES                        MARKET VALUE(+)
                                                    (000'S OMITTED)

            SHORT-TERM INVESTMENTS (25.0%)
            716,998,336 Neuberger Berman Securities
                         Lending Quality
                         Fund, LLC                    $  716,998(++)
            194,068,512 Neuberger Berman Prime
                         Money Fund
                         Trust Class                     194,069@
                                                      ----------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $911,067)                              911,067#
                                                      ----------

            TOTAL INVESTMENTS (118.8%)
            (COST $3,662,847)                          4,327,578##
            Liabilities, less cash,
             receivables and other assets
             [(18.8%)]                                  (684,784)
                                                      ----------

            TOTAL NET ASSETS (100.0%)                 $3,642,794
                                                      ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Real Estate Fund
----------------------------------------

Top Ten Equity Holdings

     HOLDING             %

  1  SL Green Realty   5.4

  2  Simon Property
     Group             5.2

  3  Trizec Properties 4.8

  4  General Growth
     Properties        4.7

  5  Camden Property
     Trust             4.5

  6  ProLogis          4.5

  7  Colonial
     Properties Trust  4.2

  8  Equity
     Residential       4.2

  9  Archstone-Smith
     Trust             3.8

 10  Avalonbay
     Communities       3.7

--------------------------------------------------------------------------------
             NUMBER OF SHARES                       MARKET VALUE(+)
                                                    (000'S OMITTED)

             COMMON STOCKS (96.7%)

             APARTMENTS (22.4%)
              4,200 Apartment Investment &
                     Management                         $   186
             45,900 Archstone-Smith Trust                 2,176
             20,400 Avalonbay Communities                 2,101
             39,100 Camden Property Trust                 2,575
             52,600 Equity Residential                    2,382
             14,100 Essex Property Trust                  1,405
             20,400 Mid-America Apartment
                     Communities                          1,108
             34,600 United Dominion Realty Trust            925
                                                        -------
                                                         12,858

             COMMUNITY CENTERS (7.7%)
             10,200 Developers Diversified Realty           512
              7,900 Federal Realty Investment Trust         550
             21,450 Pan Pacific Retail Properties         1,485
             28,700 Regency Centers                       1,851
                                                        -------
                                                          4,398

             DIVERSIFIED (9.7%)
             49,500 Colonial Properties Trust             2,393
             32,500 iStar Financial                       1,238
             21,400 Vornado Realty Trust                  1,905
                                                        -------
                                                          5,536

             HEALTH CARE (4.8%)
             46,300 Nationwide Health Properties          1,043
             55,100 OMEGA Healthcare Investors              713
             32,600 Ventas, Inc.                          1,010
                                                        -------
                                                          2,766

             INDUSTRIAL (4.5%)
             48,800 ProLogis                              2,563

             LODGING (8.2%)
             26,600 Host Marriott                           517
             27,600 LaSalle Hotel Properties              1,103

           NUMBER OF SHARES                          MARKET VALUE(+)
                                                     (000'S OMITTED)

              25,800 Starwood Hotels & Resorts
                      Worldwide                          $ 1,638
              66,900 Strategic Hotel Capital               1,445
                                                         -------
                                                           4,703

           OFFICE (19.4%)
              10,150 Alexandria Real Estate Equities         893
              25,800 Brookfield Asset Management
                      Class A                              1,412
              57,200 Maguire Properties                    1,936
              23,800 Reckson Associates Realty               973
              35,700 SL Green Realty                       3,103
             114,100 Trizec Properties                     2,769
                                                         -------
                                                          11,086

           OFFICE--INDUSTRIAL (1.9%)
              40,600 Digital Realty Trust                  1,121

           REGIONAL MALLS (18.1%)
              31,300 CBL & Associates Properties           1,333
              53,200 General Growth Properties             2,681
              25,100 Macerich Co.                          1,809
              35,700 Simon Property Group                  2,962
              39,200 Taubman Centers                       1,558
                                                         -------
                                                          10,343

           TOTAL COMMON STOCKS
           (COST $45,562)                                 55,374
                                                         -------

           SHORT-TERM INVESTMENTS (3.9%)
           2,213,206 Neuberger Berman Prime
                      Money Fund Trust Class
                      (Cost $2,213)                        2,213#@
                                                         -------

           TOTAL INVESTMENTS (100.6%)
           (Cost $47,775)                                 57,587##
           Liabilities, less cash,
            receivables and other assets
            [(0.6%)]                                        (361)
                                                         -------

           TOTAL NET ASSETS (100.0%)                     $57,226
                                                         -------
See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Regency Fund
------------------------------------

TOP TEN EQUITY HOLDINGS

     Holding            %

  1  Canadian Natural
     Resources        2.6

  2  Joy Global       2.3

  3  Terex Corp.      2.3

  4  Peabody Energy   2.3

  5  Arch Coal        2.2

  6  TXU Corp.        2.1

  7  Centex Corp.     2.1

  8  Talisman Energy  2.0

  9  Lennar Corp.
     Class A          1.9

 10  XTO Energy       1.9

--------------------------------------------------------------------------------

               NUMBER OF SHARES                   MARKET VALUE(+)
                                                  (000'S OMITTED)

               COMMON STOCKS (94.3%)

               AUTO RELATED (4.6%)
                64,150 Advance Auto Parts            $  2,652*
                46,900 Harley-Davidson                  2,463
                33,200 Johnson Controls                 2,366
                                                     --------
                                                        7,481

               BANKING & FINANCIAL (3.4%)
               240,200 Hudson City Bancorp              3,101
                63,700 IndyMac Bancorp                  2,473
                                                     --------
                                                        5,574

               BUILDING, CONSTRUCTION &
               FURNISHING (11.0%)
                25,600 Beazer Homes USA                 1,624
                49,400 Centex Corp.                     3,340
                56,900 Hovnanian Enterprises            2,624*
                29,500 KB HOME                          1,977
                52,600 Lennar Corp. Class A             3,149
                 2,900 NVR, Inc.                        2,184*
                74,600 Pulte Homes                      2,865
                                                     --------
                                                       17,763

               BUSINESS SERVICES (1.4%)
                67,800 Career Education                 2,226*

               COAL (4.5%)
                48,900 Arch Coal                        3,575
                76,200 Peabody Energy                   3,678
                                                     --------
                                                        7,253

               COMMUNICATIONS EQUIPMENT (2.4%)
               166,100 Arris Group                      2,108*E
               163,400 Avaya Inc.                       1,817*
                                                     --------
                                                        3,925

               CONSUMER CYCLICALS (1.6%)
                29,600 Whirlpool Corp.                  2,658

               CONSUMER DISCRETIONARY (1.5%)
                80,400 Jarden Corp.                     2,411*E

               ELECTRIC UTILITIES (4.2%)
                83,700 DPL Inc.                         2,253
                32,200 Edison International             1,428
                70,100 Mirant Corp.                     1,725*E
                33,100 NRG Energy                       1,432*E
                                                     --------
                                                        6,838

               ENERGY (9.4%)
                78,200 Canadian Natural Resources       4,266
                15,900 Sunoco, Inc.                     1,178
                61,900 Talisman Energy                  3,251
                65,200 TXU Corp.                        3,416
                74,142 XTO Energy                       3,106
                                                     --------
                                                       15,217

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             FINANCIAL SERVICES (3.0%)
              12,050 Ambac Financial Group            $    905
              18,700 Bear Stearns                        2,514
              35,800 iStar Financial                     1,364E
                                                      --------
                                                         4,783

             FOOD & BEVERAGE (1.3%)
              77,000 Constellation Brands                2,028*

             HEALTH CARE (6.9%)
              39,500 Coventry Health Care                2,356*
             133,800 NBTY, Inc.                          2,930*E
              50,300 Omnicare, Inc.                      3,061
              38,200 Triad Hospitals                     1,645*
              14,900 WellPoint Inc.                      1,144*
                                                      --------
                                                        11,136

             INDUSTRIAL (1.4%)
              93,900 Chicago Bridge & Iron               2,298

             INSURANCE (2.6%)
              63,900 Endurance Specialty Holdings        2,013
              49,500 PMI Group                           2,143
                                                      --------
                                                         4,156

             MACHINERY & EQUIPMENT (5.4%)
              72,950 Joy Global                          3,761
              16,800 Manitowoc Co.                       1,295
              47,300 Terex Corp.                         3,744*
                                                      --------
                                                         8,800

             MANUFACTURING (2.1%)
              23,900 Eaton Corp.                         1,665
              40,100 Ingersoll-Rand                      1,645
                                                      --------
                                                         3,310

             METALS (1.6%)
              19,100 Phelps Dodge                        2,636

             OIL & GAS (5.6%)
             108,400 Denbury Resources                   3,073*
              39,100 National Fuel Gas                   1,266E
              69,550 Quicksilver Resources               2,526*E
              66,700 Southwestern Energy                 2,141*
                                                      --------
                                                         9,006

             PHARMACEUTICAL (1.3%)
              44,700 Shire PLC ADR                       2,127

             REAL ESTATE (3.0%)
              34,000 Colonial Properties Trust           1,644E
              43,400 Developers Diversified Realty       2,178
              42,300 Trizec Properties                   1,027E
                                                      --------
                                                         4,849

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Regency Fund cont'd
-------------------------------------------

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             RETAIL (4.5%)
              36,800 Aeropostale, Inc.                $  1,056*
              49,600 Foot Locker                         1,146
              74,800 Hot Topic                             986*
              63,400 Ross Stores                         1,796
              95,600 TJX Cos.                            2,341
                                                      --------
                                                         7,325

             SEMICONDUCTORS (1.1%)
              47,400 International Rectifier             1,758*

             SOFTWARE (3.8%)
             133,300 Activision, Inc.                    1,666*
              84,100 Check Point Software
                      Technologies                       1,788*E
              56,300 McAfee Inc.                         1,310*
              88,400 Take-Two Interactive Software       1,377*E
                                                      --------
                                                         6,141

             TECHNOLOGY (1.3%)
              45,400 Lexmark International Group         2,138*E

             TELECOMMUNICATIONS (0.8%)
              40,300 Amdocs Ltd.                         1,335*

             TRANSPORTATION (4.6%)
              39,500 Frontline Ltd. ADR                  1,522E
              42,100 General Maritime                    1,542E
              21,500 Overseas Shipholding Group          1,087
              26,500 Teekay Shipping                     1,031
             107,600 Williams Cos.                       2,321
                                                      --------
                                                         7,503

             TOTAL COMMON STOCKS
             (COST $ 132,454)                          152,675
                                                      --------

             NUMBER OF SHARES                      MARKET VALUE(+)
                                                   (000'S OMITTED)

             SHORT-TERM INVESTMENTS (9.3%)
             9,675,601 Neuberger Berman Securities
                        Lending Quality
                        Fund, LLC                     $  9,676(++)
             5,389,263 Neuberger Berman Prime
                        Money Fund Trust Class           5,389@
                                                      --------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $15,065)                             15,065#
                                                      --------

             TOTAL INVESTMENTS (103.6%)
             (COST $147,519)                           167,740##
             Liabilities, less cash,
              receivables and other assets
              [(3.6%)]                                  (5,818)
                                                      --------

             TOTAL NET ASSETS (100.0%)                $161,922
                                                      --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Socially Responsive Fund
------------------------------------------------

TOP TEN EQUITY HOLDINGS

     HOLDING            %

  1  Danaher Corp.    4.6

  2  Altera Corp.     4.6

  3  Texas
     Instruments      4.4

  4  State Street     4.2

  5  Novo Nordisk
     A/S Class B      4.1

  6  Willis Group
     Holdings         4.1

  7  National
     Instruments      3.9

  8  Canadian
     National Railway 3.6

  9  National Grid    3.4

 10  Novartis AG ADR  3.3
--------------------------------------------------------------------------------

                NUMBER OF SHARES                 MARKET VALUE(+)
                                                 (000'S OMITTED)

                COMMON STOCKS (96.8%)

                AUTOMOTIVE (5.2%)
                  273,300 BorgWarner, Inc.          $ 15,242
                  151,200 Toyota Motor ADR            16,159E
                                                    --------
                                                      31,401

                BANKING & FINANCIAL (4.2%)
                  401,650 State Street                25,095E

                BUSINESS SERVICES (3.2%)
                  356,350 Manpower Inc.               19,115

                CABLE SYSTEMS (6.8%)
                  681,250 Comcast Corp. Class A
                           Special                    18,223*
                  711,311 Liberty Global Class A      14,447*
                  416,761 Liberty Global Class C       8,085*E
                                                    --------
                                                      40,755

                CONSUMER STAPLES (2.5%)
                  291,725 Costco Wholesale            14,960E

                ENERGY (1.9%)
                  175,100 BP PLC ADR                  11,630

                FINANCIAL SERVICES (7.2%)
                  420,300 Citigroup Inc.              19,489
                  177,100 Freddie Mac                 11,935
                   81,600 Goldman Sachs               11,529E
                                                    --------
                                                      42,953

                HEALTH PRODUCTS & SERVICES (4.5%)
                  233,250 Quest Diagnostics           12,332E
                  252,950 UnitedHealth Group          14,729
                                                    --------
                                                      27,061

                INDUSTRIAL (4.6%)
                  459,700 Danaher Corp.               27,849

                INSURANCE (5.8%)
                   95,400 Progressive Corp.           10,251
                  709,475 Willis Group Holdings       24,434
                                                    --------
                                                      34,685

                MEDIA (6.5%)
                  738,210 Discovery Holding           10,778*E
                  252,375 E.W. Scripps                12,134E
                1,976,606 Liberty Media               16,287*
                                                    --------
                                                      39,199

             NUMBER OF SHARES                     MARKET VALUE(+)
                                                  (000'S OMITTED)

             OIL & GAS (3.4%)
                184,519 Cimarex Energy               $  7,871E
                324,450 Newfield Exploration           12,540*
                                                     --------
                                                       20,411

             PHARMACEUTICAL (9.3%)
                157,800 Millipore Corp.                10,940*
                376,450 Novartis AG ADR                20,046E
                417,750 Novo Nordisk A/S Class B       24,567
                                                     --------
                                                       55,553

             REAL ESTATE (1.5%)
                162,250 AMB Property                    8,705

             TECHNOLOGY (7.0%)
                631,900 Dell Inc.                      18,325*
                728,201 National Instruments           23,630
                                                     --------
                                                       41,955

             TECHNOLOGY--SEMICONDUCTOR (9.0%)
              1,377,400 Altera Corp.                   27,603*
                893,150 Texas Instruments              26,661
                                                     --------
                                                       54,264

             TECHNOLOGY--SEMICONDUCTOR
             CAPITAL EQUIPMENT (3.2%)
              1,142,550 Teradyne, Inc.                 19,183*

             TELECOMMUNICATIONS (3.3%)
              1,035,850 Vodafone Group ADR             20,013E

             TRANSPORTATION (3.6%)
                228,700 Canadian National Railway      21,578

             UTILITIES (4.1%)
              1,916,963 National Grid                  20,173
                 85,618 National Grid ADR               4,508
                                                     --------
                                                       24,681

             TOTAL COMMON STOCKS
             (COST $499,234)                          581,046
                                                     --------

             SHORT-TERM INVESTMENTS (11.4%)
             68,491,701 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC
                         (COST $68,492)                68,492#(++)
                                                     --------

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Socially Responsive Fund cont'd
-------------------------------------------------------

                 PRINCIPAL AMOUNT               MARKET VALUE(+)
                                                (000'S OMITTED)

                 REPURCHASE AGREEMENTS (2.7%)
                 $16,308,000 State Street Bank
                              and Trust Co.,
                              Repurchase
                              Agreement, 4.10%,
                              due 3/1/06,
                              dated 2/28/06,
                              Maturity Value
                              $16,309,857
                              Collateralized by
                              $16,600,000
                              Federal Home
                              Loan Bank, 4.88%,
                              due 5/15/07
                              (Collateral Value
                              $16,797,822)
                              (COST $16,308)        16,308#
                                                    ------

                PRINCIPAL AMOUNT                 MARKET VALUE(+)
                                                 (000'S OMITTED)

                CERTIFICATES OF DEPOSIT (0.1%)
                $100,000 Community Capital Bank,
                          3.75%, due 3/30/06        $    100
                 100,000 Self Help Credit Union,
                          4.25%, due 5/16/06             100
                 100,000 Shorebank Chicago,
                          3.65%, due 5/2/06              100
                 100,000 Shorebank Pacific,
                          3.84%, due 5/2/06              100
                                                    --------

                TOTAL CERTIFICATES OF DEPOSIT
                (COST $400)                              400
                                                    --------

                TOTAL INVESTMENTS (111.0%)
                (COST $584,434)                      666,246##
                Liabilities, less cash,
                 receivables and other assets
                 [(11.0%)]                           (66,248)
                                                    --------

                TOTAL NET ASSETS (100.0%)           $599,998
                                                    --------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

               (+)  Investments in equity securities by each fund are valued at the latest sale price where that price is readily available;
                    securities for which no sales were reported, unless
                    otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund ("International") and
                    Neuberger Berman International Institutional Fund
                    ("International Institutional"), which are valued at the
                    last available bid price. Securities traded primarily on the
                    NASDAQ Stock Market are normally valued by the funds at the
                    NASDAQ Official Closing Price ("NOCP") provided by NASDAQ
                    each business day. The NOCP is the most recently reported
                    price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices
                    (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case,
                    NASDAQ will adjust the price to equal the inside bid or
                    asked price, whichever is closer. Because of delays in
                    reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities including securities for which
                    the necessary last sale, asked and/or bid prices are not
                    readily available, by methods the Board of Trustees of
                    Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors
                    may be considered when determining the fair value of a
                    security, including available analyst, media or other
                    reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities
                    outstanding. Foreign security prices are furnished by
                    independent quotation services and expressed in local
                    currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to
                    assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain
                    index suggest that the closing prices on the foreign
                    exchanges may no longer represent the amount that a fund
                    could expect to receive for those securities. In this event,
                    FT Interactive will provide adjusted prices for certain
                    foreign equity securities using a statistical analysis of
                    historical correlations of multiple factors. In the absence of precise information about the market values of these
                    foreign securities as of the close of the New York Stock
                    Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be
                    closer to the prices the funds could realize on a current
                    sale than are the prices of those securities established at the close of the foreign markets in which the securities
                    primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next
                    trades. Short-term debt securities with less than 60 days
                    until maturity may be valued at cost which, when combined
                    with interest earned, approximates market value.
               #    At cost, which approximates market value.
               ##   At February 28, 2006, selected fund information on a U.S.
                    federal income tax basis was as follows:

                                                   GROSS        GROSS          NET
(000'S OMITTED)                               UNREALIZED   UNREALIZED   UNREALIZED
NEUBERGER BERMAN                       COST APPRECIATION DEPRECIATION APPRECIATION


Century Fund                     $    9,297   $    1,706      $   165   $    1,541
Fasciano Fund                       540,068      142,793       11,493      131,300
Focus Fund                          987,761      431,841        3,460      428,381
Genesis Fund                      7,624,136    4,305,559       65,528    4,240,031
Guardian Fund                     1,481,302      411,285        2,796      408,489
International Fund                1,320,919      233,306       18,785      214,521
International Institutional Fund    373,157       29,743        4,403       25,340

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS cont'd
---------------------------------------

                                           GROSS        GROSS          NET
(000'S OMITTED)                       UNREALIZED   UNREALIZED   UNREALIZED
NEUBERGER BERMAN               COST APPRECIATION DEPRECIATION APPRECIATION

MANHATTAN FUND           $  275,977     $136,007      $ 1,572     $134,435
MILLENNIUM FUND              58,409       14,187          363       13,824
PARTNERS FUND             3,662,847      690,634       25,903      664,731
REAL ESTATE FUND             47,775        9,828           16        9,812
REGENCY FUND                147,519       23,697        3,476       20,221
SOCIALLY RESPONSIVE FUND    584,434       89,593        7,781       81,812

*  Non-income producing security.
O Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At February 28, 2006, these securities amounted to $3,759,000 or 0.26% of net assets for International and $911,000 or 0.26% of net assets for International Institutional.
N Restricted security subject to restrictions on resale under federal securities laws. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. Each fund will bear any costs incurred in connection with the disposition of such securities. These securities have been deemed by the investment manager to be liquid. The list below does not include other securities registered under Rule 144A which may also be deemed restricted.

                                                                  ACQUISITION
                                                                         COST                    FAIR VALUE
                                                                   PERCENTAGE                    PERCENTAGE
                                                                    OF FUND'S    FAIR VALUE       OF FUND'S
                                                                NET ASSETS AS         AS OF   NET ASSETS AS
(000'S OMITTED)             RESTRICTED ACQUISITION ACQUISITION OF ACQUISITION  FEBRUARY 28, OF FEBRUARY 28,
NEUBERGER BERMAN            SECURITIES        DATE        COST           DATE          2006            2006
INTERNATIONAL FUND            Great
                              Canadian
                              Gaming    01/24/2006      $3,387           0.27%       $2,467            0.17%
INTERNATIONAL INSTITUTIONAL   Great
 FUND                         Canadian
                              Gaming    01/24/2006          96           0.03%           70            0.02%

E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
^    Affiliated issuer (see Notes A & F of Notes to Financial Statements).
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money.
(++) Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

                                                                                                  -------------------

NEUBERGER BERMAN EQUITY FUNDS                                                                       CENTURY  FASCIANO
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                               FUND      FUND
ASSETS
    INVESTMENTS IN SECURITIES, AT MARKET VALUE*0(+) (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
    Unaffiliated issuers                                                                          $ 10,811  $537,694
    Affiliated issuers                                                                                  27   133,674
--------------------------------------------------------------------------------------------------------------------
                                                                                                    10,838   671,368
    Cash                                                                                                --        --
    Foreign currency                                                                                    --        --
    Dividends and interest receivable                                                                   23       371
    Receivable for securities sold                                                                     108     1,745
    Receivable for Fund shares sold                                                                     50     1,026
    Receivable from administrator-net (Note B)                                                          14        --
    Receivable for securities lending income (Note A)                                                   --       365
    Prepaid expenses and other assets                                                                   --         1
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                        11,033   674,876
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
    Payable for collateral on securities loaned (Note A)                                                --    98,533
    Payable for securities purchased                                                                   160     4,486
    Payable for Fund shares redeemed                                                                    13       840
    Payable to investment manager-net (Notes A & B)                                                      5       369
    Payable to administrator-net (Note B)                                                               --        75
    Payable for securities lending fees (Note A)                                                        --       363
    Accrued expenses and other payables                                                                 25       134
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                      203   104,800
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $ 10,830  $570,076
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
    Paid-in capital                                                                               $ 44,022  $429,397
    Undistributed net investment income (loss)                                                          --      (567)
    Distributions in excess of net investment income                                                   (17)       --
    Accumulated net realized gains (losses) on investments                                         (34,716)    9,946
    Net unrealized appreciation (depreciation) in value of investments                               1,541   131,300
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                $10,830  $570,076
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Investor Class                                                                                $ 10,830  $535,397
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --    34,679
    Institutional Class                                                                                 --        --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
    Investor Class                                                                                   1,645    12,101
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     2,959
    Institutional Class                                                                                 --        --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Investor Class                                                                                $   6.58  $  44.24
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     11.72
    Institutional Class                                                                                 --        --
(+)SECURITIES ON LOAN, AT MARKET VALUE:
    Unaffiliated issuers                                                                          $     --  $ 94,100
--------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
    Unaffiliated issuers                                                                          $  9,270  $406,394
    Affiliated issuers                                                                                  27   133,674
--------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                         $  9,297  $540,068
--------------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                                    $     --  $     --
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


-----------------------------------------------------------------------------------------

                                                    INTERNATIONAL
     FOCUS      GENESIS    GUARDIAN INTERNATIONAL   INSTITUTIONAL  MANHATTAN
      FUND         FUND        FUND          FUND            FUND       FUND
$1,293,781 $ 5,075,815  $1,557,142     $1,325,482        $347,931 $ 375,615
   122,361   6,788,352     332,649        209,958          50,566    34,797
---------------------------------------------------------------------------
 1,416,142  11,864,167   1,889,791      1,535,440         398,497   410,412
        --          --          --             --              --        --
        --          --       1,159          2,170             145        13
       914       5,965       1,387          2,866             571       251
       259      29,963      12,460            549             110     2,602
       232      18,091         781         11,390           1,835       495
        --          --          --             --             170        --
       267          --         929            392              89       167
         4          --          27             --              --         3
---------------------------------------------------------------------------
 1,417,818  11,918,186   1,906,534      1,552,807         401,417   413,943
---------------------------------------------------------------------------
    97,949          --     301,910         88,344          22,226    29,572
        --      41,579         911         11,726          21,810     1,008
       943      12,828         934            601              37       191
       503       6,029         600            836             212       158
       298       3,182         351            334              --        76
       357          --         902            329              71       148
       269         384         431            162              77       193
---------------------------------------------------------------------------
   100,319      64,002     306,039        102,332          44,433    31,346
---------------------------------------------------------------------------
$1,317,499 $11,854,184  $1,600,495     $1,450,475        $356,984 $ 382,597
---------------------------------------------------------------------------
$  821,889 $ 7,421,959  $1,176,158     $1,190,329        $329,620 $ 603,149
        38     (16,641)         --             --             273      (866)
        --          --      (1,010)          (302)             --        --
    67,191     208,835      16,849         45,924           1,771  (354,121)
   428,381   4,240,031     408,498        214,524          25,320   134,435
---------------------------------------------------------------------------
$1,317,499 $11,854,184  $1,600,495     $1,450,475        $356,984 $ 382,597
---------------------------------------------------------------------------
$1,148,207 $ 1,983,987  $1,432,848     $  843,432        $     -- $ 374,875
   137,044   6,992,189     166,572        607,043              --     6,048
    32,248     733,560       1,075             --              --     1,674
        --   2,144,448          --             --         356,984        --
    33,246      56,802      78,896         35,963              --    44,438
     5,398     140,076      11,647         23,641              --       467
     1,820      25,160          67             --              --       125
        --      44,747          --             --          28,971        --
$    34.54 $     34.93  $    18.16     $    23.45        $     -- $    8.44
     25.39       49.92       14.30          25.68              --     12.95
     17.72       29.16       16.11             --              --     13.41
        --       47.92          --             --           12.32        --
$   93,125 $        --  $  288,915     $   84,134        $ 21,286 $  27,859
---------------------------------------------------------------------------
$  880,730 $ 2,967,000  $1,148,653     $1,110,961        $322,591 $ 241,180
   107,031   4,657,136     332,649        209,958          50,566    34,797
---------------------------------------------------------------------------
$  987,761 $ 7,624,136  $1,481,302     $1,320,919        $373,157 $ 275,977
---------------------------------------------------------------------------
$       -- $        --  $    1,150     $    2,167        $    144 $      13
---------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES cont'd
-------------------------------------------

                                                                        ----------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS                                           MILLENNIUM    PARTNERS REAL ESTATE    REGENCY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                      FUND        FUND        FUND       FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*(+) (NOTES A & F)--SEE
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                  $  60,367  $3,416,511     $55,374  $152,675
   Affiliated issuers                                                       11,866     911,067       2,213    15,065
                                                                            72,233   4,327,578      57,587   167,740
--------------------------------------------------------------------------------------------------------------------
   Cash                                                                         --          --          --        --
   Foreign currency                                                             --       1,179          --        --
   Dividends and interest receivable                                             7       5,030          78       200
   Receivable for securities sold                                               --          --         231        --
   Receivable for Fund shares sold                                             224      53,238         309     4,289
   Receivable from administrator-net (Note B)                                   --          --          50        --
   Receivable for securities lending income (Note A)                            69       2,535          --        72
   Prepaid expenses and other assets                                            --           9          --        --
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                72,533   4,389,569      58,255   172,301
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                     11,276     716,998          --     9,676
   Payable for securities purchased                                             --      18,413         942       476
   Payable for Fund shares redeemed                                          1,576       6,401          16        49
   Payable to investment manager-net (Notes A & B)                              39       1,179          35        68
   Payable to administrator-net (Note B)                                         9         927          --        42
   Payable for securities lending fees (Note A)                                 65       2,530          --        58
   Accrued expenses and other payables                                          61         327          36        10
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           13,026     746,775       1,029    10,379
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $  59,507  $3,642,794     $57,226  $161,922
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $ 160,481  $2,957,996     $45,510  $141,991
   Undistributed net investment income (loss)                                 (372)      2,153          --        62
   Distributions in excess of net investment income                             --          --        (195)       --
   Accumulated net realized gains (losses) on investments                 (114,426)     17,948       2,099      (352)
   Net unrealized appreciation (depreciation) in value of investments       13,824     664,697       9,812    20,221
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $  59,507  $3,642,794     $57,226  $161,922
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Investor Class                                                        $  53,841  $2,227,595     $    --  $103,889
   Trust Class                                                               3,722     917,368      57,226    58,033
   Advisor Class                                                             1,944     497,831          --        --
   Institutional Class                                                          --          --          --        --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                            3,319      76,908          --     6,155
   Trust Class                                                                 208      41,044       4,090     3,942
   Advisor Class                                                               162      25,686          --        --
   Institutional Class                                                          --          --          --        --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                        $   16.23  $    28.96     $    --  $  16.88
   Trust Class                                                               17.87       22.35       13.99     14.72
   Advisor Class                                                             11.98       19.38          --        --
   Institutional Class                                                          --          --          --        --
(+)SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                  $  10,862  $  684,770     $    --  $  9,261
--------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                  $  46,543  $2,751,780     $45,562  $132,454
   Affiliated issuers                                                       11,866     911,067       2,213    15,065
TOTAL COST OF INVESTMENTS                                                $  58,409  $3,662,847     $47,775  $147,519
--------------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                           $      --  $    1,212     $    --  $     --

--------------------------------------------------------------------------------------------------------------------

                                                                        --------------------

NEUBERGER BERMAN EQUITY FUNDS                                           SOCIALLY RESPONSIVE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                               FUND
ASSETS
   Investments in securities, at market value*(+) (Notes A & F)--see
   Schedule of Investments:
   Unaffiliated issuers                                                            $597,754
   Affiliated issuers                                                                68,492
-------------------------------------------------------------------------------------------
                                                                                    666,246
   Cash                                                                                   1
   Foreign currency                                                                     343
   Dividends and interest receivable                                                    424
   Receivable for securities sold                                                     1,152
   Receivable for Fund shares sold                                                    1,923
   Receivable from administrator-net (Note B)                                            --
   Receivable for securities lending income (Note A)                                    200
   Prepaid expenses and other assets                                                      1
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        670,290
-------------------------------------------------------------------------------------------
LIABILITIES
    Payable for collateral on securities loaned (Note A)                             68,492
   Payable for securities purchased                                                     887
   Payable for Fund shares redeemed                                                     217
   Payable to investment manager-net (Notes A & B)                                      266
   Payable to administrator-net (Note B)                                                153
   Payable for securities lending fees (Note A)                                         198
   Accrued expenses and other payables                                                   79
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    70,292
-------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                $599,998
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $514,716
   Undistributed net investment income (loss)                                            --
   Distributions in excess of net investment income                                     (96)
   Accumulated net realized gains (losses) on investments                             3,573
   Net unrealized appreciation (depreciation) in value of investments                81,805
-------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                $599,998
-------------------------------------------------------------------------------------------
NET ASSETS
   Investor Class                                                                  $408,948
   Trust Class                                                                      191,050
   Advisor Class                                                                         --
   Institutional Class                                                                   --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                                    17,748
   Trust Class                                                                       11,966
   Advisor Class                                                                         --
   Institutional Class                                                                   --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                                  $  23.04
   Trust Class                                                                        15.97
   Advisor Class                                                                         --
   Institutional Class                                                                   --
(+)SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                            $ 65,796
-------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                            $515,942
    Affiliated issuers                                                               68,492
-------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                          $584,434
-------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                     $    350
-------------------------------------------------------------------------------------------

See Notes to Financial Statements

                  This page has been left blank intentionally

STATEMENTS OF OPERATIONS
------------------------

                                                                          --------------------------------------

NEUBERGER BERMAN EQUITY FUNDS                                             CENTURY  FASCIANO      FOCUS   GENESIS
                                                                             FUND      FUND       FUND      FUND

(000'S OMITTED)
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                        $ 65   $ 1,728  $  5,737  $ 15,177
Dividend income--affiliated issuers (Note F)                                   --        --        --    19,658
Interest income--unaffiliated issuers                                          --        --        --        68
Income from securities loaned*                                                 --        13       116         2
Income from investments in affiliated issuers (Note F)                          1       976       273     7,258
Foreign taxes withheld                                                         (1)      (11)      (84)     (155)
----------------------------------------------------------------------------------------------------------------
Total income                                                                   65     2,706     6,042    42,008
----------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                        30     2,330     3,262    36,939
Administration fee (Note B):
     Investor Class                                                            14       388     1,463     2,452
     Trust Class                                                               --        --       308    13,295
     Advisor Class                                                             --        64        65     1,377
     Institutional Class                                                       --        --        --     1,465
Distribution fees (Note B):
     Trust Class                                                               --        --        77        --
     Advisor Class                                                             --        40        41       861
Shareholder servicing agent fees:
     Investor Class                                                            19       269       372       608
     Trust Class                                                               --        --        12        22
     Advisor Class                                                             --        10        11        14
     Institutional Class                                                       --        --        --        10
Audit fees                                                                      8        26        26        26
Custodian fees (Note B)                                                        14        90       148       770
Insurance expense                                                              --        14        48       243
Legal fees                                                                     11        11        11        14
Registration and filing fees                                                   27        34        51       227
Reimbursement of expenses previously assumed by administrator (Note B)         --        --        --        92
Shareholder reports                                                             2        29        74       435
Trustees' fees and expenses                                                    15        15        15        15
Miscellaneous                                                                   3        16        34        88
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                143     3,336     6,018    58,953

Expenses reimbursed by administrator (Note B)                                 (61)      (22)       --        --
Investment management fee waived (Note A)                                      --       (20)       (6)     (152)
Expenses reduced by custodian fee expense offset and commission recapture
 arrangements (Note B)                                                         (1)      (21)      (22)     (152)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                             81     3,273     5,990    58,649
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  (16)     (567)       52   (16,641)
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                   701    15,895   215,609   178,338
     Sales of investment securities of affiliated issuers                      --        --     4,922    79,463
     Foreign currency                                                          --        --        --        --
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                       (52)   10,553   (66,473)  (22,220)
     Affiliated investment securities                                          --        --   (57,929)  322,892
     Foreign currency                                                          --        --        --        --
     ----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                649    26,448    96,129   558,473
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $633   $25,881  $ 96,181  $541,832
----------------------------------------------------------------------------------------------------------------
*INCOME FROM SECURITIES LOANED-AFFILIATED ISSUERS (NOTE F)                   $ --   $    13  $   (185) $      2
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006 (UNAUDITED)


----------------------------------------------------------------------------------------------------------

                         INTERNATIONAL                                                           SOCIALLY
 GUARDIAN INTERNATIONAL  INSTITUTIONAL  MANHATTAN  MILLENNIUM   PARTNERS REAL ESTATE  REGENCY  RESPONSIVE
     FUND          FUND           FUND       FUND        FUND       FUND        FUND     FUND        FUND
$  9,480       $  7,555        $ 1,043    $   888      $   47  $ 20,414       $  696   $1,082     $ 3,016
      --             --             --         --          --        --           --       --          --
       1              8             34         --          --         1           --       --         316
     136            324             54        111          30        69           --       83           9
     636          1,224            248         59          14     1,786           27      122          --
    (214)          (494)           (66)        (4)         --      (148)          (2)      (3)        (73)
----------------------------------------------------------------------------------------------------------
  10,039          8,617          1,313      1,054          91    22,122          721    1,284       3,268
----------------------------------------------------------------------------------------------------------
   3,852          4,135            662        968         227     6,535          204      410       1,392
   1,835            830             --        453          63     2,609           --      139         468
     334            763             --         14           7     1,351           96       85         320
       2             --             --          3           3       319           --       --          --
      --             --            117         --          --        --           --       --          --
      83             --             --         --           2       338           24       21          --
       1             --             --          2           2       199           --       --          80
     672            272             --        286          53       653           --       44         175
      11             27             --         10          10        12           19       11          17
      10             --             --         10          10        10           --       --          --
      --             --              1         --          --        --           --       --          --
      26             27             22          6           8        26           28        9           9
     177            485            165         70          38       249           22       50          99
      48              9             --         11           2        54            1        2          10
      13             18             66         11          11        12           32       12          11
      59             69             34         57          52       112           32       29          42
      --            126             --         --          --        --           --       --          --
      75             31              1         18           5        96            3        6          21
      15             15             15         15          15        15           15       15          15
      37             17             --          9          --        52            1        5          10
----------------------------------------------------------------------------------------------------------
   7,250          6,824          1,083      1,943         508    12,642          477      838       2,669

      (8)            --           (416)        (9)        (38)       --         (168)      (4)         --
     (13)           (25)            (5)        (1)         --       (36)          (1)      (3)         --

     (43)           (60)            --        (13)         (7)      (82)          (5)      (9)        (24)
----------------------------------------------------------------------------------------------------------
   7,186          6,739            662      1,920         463    12,524          303      822       2,645
----------------------------------------------------------------------------------------------------------
   2,853          1,878            651       (866)       (372)    9,598          418      462         623
----------------------------------------------------------------------------------------------------------
 101,166         58,569          2,470     20,125       4,401    91,268        2,618      753      11,181
      --             --             --         --          --        --           --       --          --
    (153)          (698)          (404)        --          --       (56)          --       --         (22)
 (36,248)       106,739         22,415     25,700       3,109    85,012        3,100    5,784      10,498
      --             --             --         --          --        --           --       --          --
       9             82            (19)        --          --       (33)          --       --          (7)
----------------------------------------------------------------------------------------------------------
  64,774        164,692         24,462     45,825       7,510   176,191        5,718    6,537      21,650
----------------------------------------------------------------------------------------------------------
$ 67,627       $166,570        $25,113    $44,959      $7,138  $185,789       $6,136   $6,999     $22,273
----------------------------------------------------------------------------------------------------------
$    136       $  1,237        $   131    $   706      $  270  $     69       $   --   $  372     $     9
----------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                          CENTURY FUND
                                                                    -------------------------

NEUBERGER BERMAN EQUITY FUNDS                                         Six Months
                                                                           Ended        Year
                                                                    February 28,       Ended
                                                                            2006  August 31,
                                                                     (Unaudited)        2005
(000's OMITTED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $   (16)    $    10
Net realized gain (loss) on investments                                      701         725
Net increase from payments by affiliates (Note B)                             --          --
Change in net unrealized appreciation (depreciation) of investments          (52)        770
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              633       1,505
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
Investor Class                                                               (11)         --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
--------------------------------------------------------------------------------------------
Total distributions to shareholders                                          (11)         --
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                                               445       1,176
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                10          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                            (1,462)     (5,790)
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --
Trust Class                                                                   --          --
Institutional Class                                                           --          --
--------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      (1,007)     (4,614)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                       (385)     (3,109)
NET ASSETS:
Beginning of period                                                       11,215      14,324
--------------------------------------------------------------------------------------------
End of period                                                            $10,830     $11,215
--------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period              $    --     $    10
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period        $   (17)    $    --
--------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


      FASCIANO FUND              FOCUS FUND                GENESIS FUND
------------------------------------------------------------------------------

  Six Months                Six Months                Six Months
       Ended        Year         Ended         Year        Ended          Year
February 28,       Ended  February 28,        Ended February 28,         Ended
        2006  August 31,          2006   August 31,         2006    August 31,
 (Unaudited)        2005   (Unaudited)         2005  (Unaudited)          2005

    $   (567)   $   (684)   $       52  $    8,142   $   (16,641) $   (23,311)
      15,895      14,948       220,531     142,840       257,801      202,746
          --          --            --          --            --           --
      10,553      44,990      (124,402)     89,278       300,672    2,022,992
------------------------------------------------------------------------------
      25,881      59,254        96,181     240,260       541,832    2,202,427
------------------------------------------------------------------------------
          --          --        (7,194)     (3,014)           --           --
          --          --          (908)       (142)           --           --
          --          --            --          --            --           --
          --          --            --          --            --           --
     (19,063)    (13,637)     (151,927)         --       (42,234)     (44,416)
          --          --       (20,727)         --      (149,678)    (141,102)
      (1,148)       (688)       (4,380)         --       (15,383)     (14,730)
          --          --            --          --       (44,310)     (33,162)
------------------------------------------------------------------------------
     (20,211)    (14,325)     (185,136)     (3,156)     (251,605)    (233,410)
------------------------------------------------------------------------------
      67,853     196,782        13,669      26,413       190,742      313,218
          --          --         8,839      30,423     1,011,833    1,881,182
       9,288      18,052         3,296      12,205       121,882      211,545
          --          --            --          --       366,198      694,986
      18,288      13,182       139,895       2,659        39,718       41,444
          --          --        21,474         141       146,095      138,315
         936         531         4,321          --        15,068       14,373
          --          --            --          --        43,379       32,018
     (76,691)    (96,898)     (115,582)   (232,753)     (118,534)    (216,818)
          --          --       (70,889)   (149,081)     (687,591)    (938,596)
      (6,536)     (8,725)       (8,614)    (24,942)      (80,838)    (126,687)
          --          --            --          --      (105,103)    (154,117)
          --          --            --          --            --           --
          --          --            --          --            --           --
          --          --            --          --            --           --
------------------------------------------------------------------------------
      13,138     122,924        (3,591)   (334,935)      942,849    1,890,863
------------------------------------------------------------------------------
      18,808     167,853       (92,546)    (97,831)    1,233,076    3,859,880
     551,268     383,415     1,410,045   1,507,876    10,621,108    6,761,228
------------------------------------------------------------------------------
    $570,076    $551,268    $1,317,499  $1,410,045   $11,854,184  $10,621,108
------------------------------------------------------------------------------
    $   (567)   $     --    $       38  $    8,088   $   (16,641) $        --
------------------------------------------------------------------------------
    $     --    $     --    $       --  $       --   $        --  $        --
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS cont'd
------------------------------------------

                                                                          GUARDIAN FUND
                                                                    -------------------------

NEUBERGER BERMAN EQUITY FUNDS                                         Six Months
                                                                           Ended         Year
                                                                    February 28,        Ended
                                                                            2006   August 31,
                                                                     (Unaudited)         2005
(000's OMITTED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $    2,853  $   12,742
Net realized gain (loss) on investments                                  101,013     167,323
Net increase from payments by affilates (Note B)                              --          --
Change in net unrealized appreciation (depreciation) of investments      (36,239)    127,811
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           67,627     307,876
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
Investor Class                                                            (9,488)     (4,178)
Trust Class                                                                 (913)       (426)
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
--------------------------------------------------------------------------------------------
Total distributions to shareholders                                      (10,401)     (4,604)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                                            53,782      45,553
Trust Class                                                               16,993      33,065
Advisor Class                                                                612         602
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             8,786       3,863
Trust Class                                                                  902         421
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                           (96,368)   (197,631)
Trust Class                                                              (37,114)   (175,561)
Advisor Class                                                               (143)     (7,754)
Institutional Class                                                           --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --
Trust Class                                                                   --          --
Institutional Class                                                           --          --
--------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     (52,550)   (297,442)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      4,676       5,830
NET ASSETS:
Beginning of period                                                    1,595,819   1,589,989
--------------------------------------------------------------------------------------------
End of period                                                         $1,600,495  $1,595,819
--------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $       --  $    6,538
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period     $   (1,010) $       --
--------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


   INTERNATIONAL FUND     INTERNATIONAL INSTITUTIONAL FUND      MANHATTAN FUND
------------------------------------------------------------------------------------

  Six Months                Six Months        Period from    Six Months
       Ended        Year         Ended      June 17, 2005         Ended        Year
February 28,       Ended  February 28,   (Commencement of  February 28,       Ended
        2006  August 31,          2006     Operations) to          2006  August 31,
 (Unaudited)        2005   (Unaudited)    August 31, 2005   (Unaudited)        2005
  $    1,878    $  3,125      $    651            $     9      $   (866)   $ (2,225)
      57,871      30,914         2,066                300        20,125      28,904
          --          --            --                 --            --          --
     106,821      85,200        22,396              2,924        25,700      54,412
------------------------------------------------------------------------------------
     166,570     119,239        25,113              3,233        44,959      81,091
------------------------------------------------------------------------------------
      (3,846)     (1,423)           --                 --            --          --
      (1,296)       (110)           --                 --            --          --
          --          --            --                 --            --          --
          --          --          (364)                --            --          --
     (22,582)         --            --                 --            --          --
     (13,283)         --            --                 --            --          --
          --          --            --                 --            --          --
          --          --          (618)                --            --          --
------------------------------------------------------------------------------------
     (41,007)     (1,533)         (982)                --            --          --
------------------------------------------------------------------------------------
     359,863     264,123            --                 --         7,922       4,069
     352,034     208,499            --                 --           648       6,965
          --          --            --                 --           810          82
          --          --       297,637             40,986            --          --
      24,086       1,287            --                 --            --          --
      11,417          95            --                 --            --          --
          --          --            --                 --            --          --
          --          --           956                 --            --          --
     (72,526)    (60,424)           --                 --       (19,164)    (46,683)
     (38,744)    (21,646)           --                 --        (3,104)    (11,060)
          --          --            --                 --          (425)     (1,340)
          --          --        (7,959)            (2,004)           --          --
          61         137            --                 --            --          --
          36          41            --                 --            --          --
          --          --             4                 --            --          --
------------------------------------------------------------------------------------
     636,227     392,112       290,638             38,982       (13,313)    (47,967)
------------------------------------------------------------------------------------
     761,790     509,818       314,769             42,215        31,646      33,124
     688,685     178,867        42,215                 --       350,951     317,827
------------------------------------------------------------------------------------
  $1,450,475    $688,685      $356,984            $42,215      $382,597    $350,951
------------------------------------------------------------------------------------
  $       --    $  2,962      $    273            $   (14)     $   (866)   $     --
------------------------------------------------------------------------------------
  $     (302)   $     --      $     --            $    --      $     --    $     --
------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS cont'd
------------------------------------------

                                                                        MILLENNIUM FUND
                                                                    -----------------------

NEUBERGER BERMAN EQUITY FUNDS                                         Six Months
                                                                           Ended       Year
                                                                    February 28,      Ended
                                                                            2006     August
                                                                     (Unaudited)   31, 2005
(000's OMITTED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $   (372) $   (726)
Net realized gain (loss) on investments                                    4,401    11,344
Net increase from payments by affilates (Note B)                              --        --
Change in net unrealized appreciation (depreciation) of investments        3,109     3,268
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            7,138    13,886
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
NET INVESTMENT INCOME:
Investor Class                                                                --        --
Trust Class                                                                   --        --
Advisor Class                                                                 --        --
Institutional Class                                                           --        --
Net realized gain on investments:
Investor Class                                                                --        --
Trust Class                                                                   --        --
Advisor Class                                                                 --        --
Institutional Class                                                           --        --
------------------------------------------------------------------------------------------
Total distributions to shareholders                                           --        --
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                                            12,548     4,835
Trust Class                                                                2,752       489
Advisor Class                                                                909       488
Institutional Class                                                           --        --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                --        --
Trust Class                                                                   --        --
Advisor Class                                                                 --        --
Institutional Class                                                           --        --
Payments for shares redeemed:
Investor Class                                                           (10,232)  (16,030)
Trust Class                                                               (2,238)   (1,218)
Advisor Class                                                               (125)     (170)
Institutional Class                                                           --        --
Redemption fees retained (Note A):
Investor Class                                                                --        --
Trust Class                                                                   --        --
Institutional Class                                                           --        --
------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       3,614   (11,606)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     10,752     2,280
NET ASSETS:
Beginning of period                                                       48,755    46,475
------------------------------------------------------------------------------------------
End of period                                                           $ 59,507  $ 48,755
------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period             $   (372) $     --
------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period       $     --  $     --
------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


      PARTNERS FUND           REAL ESTATE FUND            REGENCY FUND
-----------------------------------------------------------------------------

  Six Months                Six Months                Six Months
       Ended         Year        Ended        Year         Ended        Year
February 28,        Ended February 28,       Ended  February 28,       Ended
        2006   August 31,         2006  August 31,          2006  August 31,
 (Unaudited)         2005  (Unaudited)        2005   (Unaudited)        2005
  $    9,598  $   15,171       $   418    $    600      $    462    $     30
      91,212     193,673         2,618       8,314           753      10,971
          --           3            --          --            --           5
      84,979     346,492         3,100       1,094         5,784       9,908
-----------------------------------------------------------------------------
     185,789     555,339         6,136      10,008         6,999      20,914
-----------------------------------------------------------------------------
     (18,699)     (9,950)           --          --          (374)         --
      (3,780)     (1,825)         (613)       (644)          (56)         --
        (104)        (59)           --          --            --          --
          --          --            --          --            --          --
     (91,157)         --            --          --        (8,166)     (3,082)
     (30,219)         --        (7,083)     (7,494)       (2,669)     (1,578)
      (7,185)         --            --          --            --          --
          --          --            --          --            --          --
-----------------------------------------------------------------------------
    (151,144)    (11,834)       (7,696)     (8,138)      (11,265)     (4,660)
-----------------------------------------------------------------------------
     438,760     282,513            --          --        25,333      79,913
     428,025     237,707        11,454      16,556        37,358      27,201
     420,470      84,149            --          --            --          --
          --          --            --          --            --          --
     105,590       9,505            --          --         6,227       2,951
      33,464       1,800         6,647       6,905         2,622       1,563
       5,950          56            --          --            --          --
          --          --            --          --            --          --
    (167,366)   (174,905)           --          --       (32,334)    (20,261)
     (86,792)    (96,506)       (6,079)    (18,627)      (17,107)    (16,870)
     (15,264)    (20,835)           --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --             1           5            --          --
          --          --            --          --            --          --
-----------------------------------------------------------------------------
   1,162,837     323,484        12,023       4,839        22,099      74,497
-----------------------------------------------------------------------------
   1,197,482     866,989        10,463       6,709        17,833      90,751
   2,445,312   1,578,323        46,763      40,054       144,089      53,338
-----------------------------------------------------------------------------
  $3,642,794  $2,445,312       $57,226    $ 46,763      $161,922    $144,089
-----------------------------------------------------------------------------
  $    2,153  $   15,138       $    --    $     --      $     62    $     30
-----------------------------------------------------------------------------
  $       --  $       --       $  (195)   $     --      $     --    $     --
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS cont'd
------------------------------------------

                                                                    SOCIALLY RESPONSIVE FUND
                                                                    ------------------------

NEUBERGER BERMAN EQUITY FUNDS                                        Six Months
                                                                          Ended        Year
                                                                       February       Ended
                                                                       28, 2006  August 31,
                                                                    (Unaudited)        2005
(000's OMITTED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $    623    $  2,832
Net realized gain (loss) on investments                                  11,159      10,033
Net increase from payments by affilates (Note B)                             --          --
Change in net unrealized appreciation (depreciation) of investments      10,491      47,934
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          22,273      60,799
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
Investor Class                                                           (2,217)       (374)
Trust Class                                                                (612)         (6)
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Net realized gain on investments:
Investor Class                                                          (11,034)     (6,011)
Trust Class                                                              (4,833)     (1,502)
Advisor Class                                                                --          --
Institutional Class                                                          --          --
-------------------------------------------------------------------------------------------
Total distributions to shareholders                                     (18,696)     (7,893)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                                           93,705     105,561
Trust Class                                                              62,348     107,808
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                           12,761       6,175
Trust Class                                                               5,265       1,447
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Payments for shares redeemed:
Investor Class                                                          (29,855)    (39,363)
Trust Class                                                             (17,957)    (22,288)
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Redemption fees retained (Note A):
Investor Class                                                               --          --
Trust Class                                                                  --          --
Institutional Class                                                          --          --
-------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    126,267     159,340
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   129,844     212,246
NET ASSETS:
Beginning of period                                                     470,154     257,908
-------------------------------------------------------------------------------------------
End of period                                                          $599,998    $470,154
-------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period            $     --    $  2,110
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period      $    (96)   $     --
-------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Equity Funds
------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 GENERAL: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated
     December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following thirteen separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and two offer Institutional Class shares. International Institutional had no operations until June 17, 2005 other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended
     August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

     Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 28, 2006 were $91,030, $1,471, $8,958 and $56,516 for Guardian, Manhattan, Partners, and Socially Responsive, respectively.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 were as follows:

                                                        DISTRIBUTIONS PAID FROM:
                                                               LONG-TERM
                                    ORDINARY INCOME          CAPITAL GAIN                TOTAL
                                        2005       2004         2005       2004         2005       2004
CENTURY                          $        -- $       -- $         -- $       -- $         -- $       --
FASCIANO                           4,337,557         --    9,986,944  1,618,575   14,324,501  1,618,575
FOCUS                              3,156,434  2,153,172           --         --    3,156,434  2,153,172
GENESIS                           15,290,311         --  218,119,739  2,712,188  233,410,050  2,712,188
GUARDIAN                           4,604,495  4,432,224           --         --    4,604,495  4,432,224
INTERNATIONAL                      1,532,587  1,147,440           --         --    1,532,587  1,147,440
INTERNATIONAL INSTITUTIONAL(1)            --         --           --         --           --         --
MANHATTAN                                 --         --           --         --           --         --
MILLENNIUM                                --         --           --         --           --         --
PARTNERS                          11,833,925    388,644           --         --   11,833,925    388,644
REAL ESTATE                        3,487,285  1,957,685    4,650,756    412,803    8,138,041  2,370,488
REGENCY                              320,169         --    4,339,969         --    4,660,138         --
SOCIALLY RESPONSIVE                  380,119  2,380,449    7,512,907  5,101,877    7,893,026  7,482,326

     (1)Period from June 17, 2005 (Commencement of Operations) to August 31,
        2005.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


     As of August 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                            UNDISTRIBUTED UNDISTRIBUTED     UNREALIZED           LOSS
                                 ORDINARY     LONG-TERM   APPRECIATION  CARRYFORWARDS
                                   INCOME          GAIN (DEPRECIATION)  AND DEFERRALS           TOTAL
CENTURY                       $    10,550  $         -- $    1,270,750 $ (35,095,380) $  (33,814,080)
FASCIANO                        2,528,190    11,734,440    120,746,925            --     135,009,555
FOCUS                           8,088,346    27,476,304    549,028,195       (28,472)    584,564,373
GENESIS                                --   202,728,809  3,939,269,119            --   4,141,997,928
GUARDIAN                        6,537,360            --    444,997,328   (84,423,546)    367,111,142
INTERNATIONAL                   6,587,662    20,500,473    107,493,429            --     134,581,564
INTERNATIONAL INSTITUTIONAL       324,232            --      2,909,218            --       3,233,450
MANHATTAN                              --            --    108,375,314  (373,886,636)   (265,511,322)
MILLENNIUM                             --            --     10,614,684  (118,726,735)   (108,112,051)
PARTNERS                       15,137,389    56,329,906    578,685,224            --     650,152,519
REAL ESTATE                     1,768,757     4,865,304      6,641,345            --      13,275,406
REGENCY                         2,046,064     8,023,158     14,127,545            --      24,196,767
SOCIALLY RESPONSIVE             2,107,748     8,760,796     70,834,893         1,844      81,705,281

     The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments and passive foreign investment companies.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                        EXPIRING IN:
                          2008        2009         2010         2011 2012
       CENTURY(2)   $2,040,305 $18,886,740 $  9,229,871 $  4,938,464  $--
       GUARDIAN             --          --           --   84,423,546   --
       MANHATTAN            --          --  271,191,010  102,695,626   --
       MILLENNIUM           --  13,749,653   71,963,076   33,014,006   --

     (2)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2005, the Funds had no net capital losses arising between November 1, 2004 and August 31, 2005.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------


7 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Real Estate until the following calendar year. At August 31, 2005, Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. For the year ended August 31, 2005, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 DIV received to date. Based on past experience it is probable that a portion of Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Real Estate's fiscal year. After calendar year-end, when Real Estate learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Real Estate to reflect actual results. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099 DIV.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 CALL OPTIONS: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

     the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     During the six months ended February 28, 2006, the Funds did not write any covered call options.

10 FINANCIAL FUTURES CONTRACTS: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, International Institutional, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International and International Institutional may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 28, 2006, the Funds did not enter into any financial futures contracts. At February 28, 2006, there were no open positions.

11 FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International and International Institutional may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds have

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

     no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, except International Institutional, entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Funds, pursuant to which Neuberger acted as each Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Funds and received any revenue earned in excess of the guaranteed amount as a lending agency fee.

     Effective September 13, 2005 (October 4, 2005 for International and International Institutional), Manhattan, Millennium, and Regency entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the aforementioned funds and assisted them in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to each of those funds. Effective October 4, 2005, eSecLending acts as lending agent for Century and Real Estate, but those funds are not guaranteed any particular level of income from the program. Neuberger continues to act as the lending agent for Fasciano, Focus, Guardian, Partners, and Socially Responsive. Effective October 12, 2005, Genesis no longer participated in a securities lending program.

     For the six months ended February 28, 2006, revenue received by Neuberger under the Neuberger Agreement was as follows:

     (000'S OMITTED)
     CENTURY                                                      $ --
     FASCIANO                                                       35
     FOCUS                                                          --
     GENESIS                                                        12
     GUARDIAN                                                        5
     INTERNATIONAL                                                  14
     MANHATTAN                                                      --
     MILLENNIUM                                                     --
     PARTNERS                                                      867
     REAL ESTATE                                                    --
     REGENCY                                                        --
     SOCIALLY RESPONSIVE                                            23

     Under the Neuberger Agreement and the new securities lending arrangements, if applicable, the Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Funds invest the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


     Income from the applicable lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for those funds that have a guarantee, less fees and expenses associated with the loans. These amounts are reflected in the Statements of Operations under the caption "Income from securities loaned."

13 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 REDEMPTION OF FUND SHARES: Each class of International, International Institutional and Real Estate charges a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date (prior to March 24, 2005, the redemption fee period was 180 days). All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the six months ended February 28, 2006, International, International Institutional and Real Estate received $97,188, $4,202 and $1,371, respectively, in redemption fees.

15   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended February 28, 2006, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fee waived." For the six months ended February 28, 2006, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended February 28, 2006, management fees waived and income earned under this Arrangement were as follows:

                                                       MANAGEMENT    INCOME
     (000'S OMITTED)                                  FEES WAIVED    EARNED
     CENTURY                                                 $ --     $   1
     FASCIANO                                                  20       976
     FOCUS                                                      6       273
     GENESIS                                                  152     7,258
     GUARDIAN                                                  13       636
     INTERNATIONAL                                             25     1,224
     INTERNATIONAL INSTITUTIONAL                                5       248
     MANHATTAN                                                  1        59
     MILLENNIUM                                                --        14
     PARTNERS                                                  36     1,786

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

                                                      MANAGEMENT      INCOME
     (000'S OMITTED)                                  FEES WAIVED     EARNED
     REAL ESTATE                                             $ 1      $ 27
     REGENCY                                                   3       122
     SOCIALLY RESPONSIVE                                      --        --


16 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                              FIRST    NEXT    NEXT    NEXT    NEXT    NEXT    NEXT    NEXT
                               $250    $250    $250    $250    $500    $500    $500    $1.5
                            MILLION MILLION MILLION MILLION MILLION MILLION MILLION BILLION THEREAFTER
CENTURY                       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
FASCIANO                      0.85%   0.85%  0.825%  0.825%   0.80%  0.775%  0.75%  0.725%      0.725%
FOCUS                         0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
GENESIS                       0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%       0.65%
GUARDIAN                      0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
INTERNATIONAL                 0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%       0.70%
INTERNATIONAL INSTITUTIONAL   0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%       0.70%
MANHATTAN                     0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
MILLENNIUM                    0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%       0.65%
PARTNERS                      0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
REAL ESTATE                   0.85%   0.85%   0.85%   0.85%   0.85%   0.85%  0.85%   0.85%       0.85%
REGENCY                       0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%
SOCIALLY RESPONSIVE           0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%       0.40%

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                 CONTRACTUAL
                                                                                               REIMBURSEMENT
                                                        CONTRACTUAL                          FROM MANAGEMENT
                                                            EXPENSE                 FOR THE SIX MONTHS ENDED
CLASS                                                LIMITATION(1)       EXPIRATION        FEBRUARY 28, 2006
CENTURY FUND INVESTOR CLASS                                   1.50%         8/31/16                 $ 60,832
FASCIANO FUND ADVISOR CLASS                                   1.90%(2)      8/31/16                       --
FOCUS FUND TRUST CLASS                                        1.50%         8/31/09                       --
FOCUS FUND ADVISOR CLASS                                      1.50%         8/31/16                       --
GENESIS FUND TRUST CLASS                                      1.50%         8/31/09                       --
GENESIS FUND ADVISOR CLASS                                    1.50%         8/31/16                       --
GENESIS FUND INSTITUTIONAL CLASS                              0.85%         8/31/16                       --
GUARDIAN FUND TRUST CLASS                                     1.50%         8/31/09                       --
GUARDIAN FUND ADVISOR CLASS                                   1.50%         8/31/16                    8,290
INTERNATIONAL FUND INVESTOR CLASS                             1.40%         8/31/09                       --
INTERNATIONAL FUND TRUST CLASS                                1.50%(3)      8/31/16                       --
INTERNATIONAL INSTITUTIONAL FUND INSTITUTIONAL CLASS          0.85%         8/31/16                  416,309
MANHATTAN FUND TRUST CLASS                                    1.50%         8/31/09                       --
MANHATTAN FUND ADVISOR CLASS                                  1.50%         8/31/16                    8,536
MILLENNIUM FUND INVESTOR CLASS                                1.75%         8/31/09                   16,245
MILLENNIUM FUND TRUST CLASS                                   1.75%         8/31/16                   11,558
MILLENNIUM FUND ADVISOR CLASS                                 1.90%         8/31/16                   10,211
PARTNERS FUND TRUST CLASS                                     1.50%         8/31/09                       --
PARTNERS FUND ADVISOR CLASS                                   1.50%         8/31/16                       --
REAL ESTATE FUND TRUST CLASS                                  1.50%(2)      8/31/16                  117,287
REGENCY FUND INVESTOR CLASS                                   1.50%         8/31/16                       --
REGENCY FUND TRUST CLASS                                      1.25%         8/31/16                    3,704
SOCIALLY RESPONSIVE FUND TRUST CLASS                          1.50%         8/31/09                       --

     (1)Expense limitation per annum of the respective class' average daily net assets.

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano and, effective December 20, 2005, the Trust Class of Real Estate, so that their Operating Expenses are limited to 1.50% and 0.99%, respectively, per annum of their average daily net assets. For the six months ended February 28, 2006, voluntary reimbursements for the Advisor Class of Fasciano and the Trust Class of Real Estate amounted to $22,031 and $50,930, respectively. This undertaking, which is terminable by Management upon notice to Fasciano and Real Estate, is in addition to the contractual undertaking as stated above.
     (3)Expense limitation is 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2016.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2006, the Institutional Class of Genesis, Investor Class of International, and Trust Class of International reimbursed Management $91,799, $98,054 and $27,679, respectively, under this agreement. At February 28, 2006, contingent liabilities to Management under the agreement were as follows:

                                                                     EXPIRING IN:
                                                         2006     2007     2008     2009    Total
CENTURY FUND INVESTOR CLASS                          $ 66,224 $ 93,790 $107,921 $ 60,832 $328,767
GUARDIAN FUND ADVISOR CLASS                                --       --    7,001    8,290   15,291
GENESIS FUND INSTITUTIONAL CLASS                       87,885   37,095       --       --  124,980
INTERNATIONAL FUND INVESTOR CLASS                          --       --       --       --       --
INTERNATIONAL FUND TRUST CLASS                             --       --       --       --       --
INTERNATIONAL INSTITUTIONAL FUND INSTITUTIONAL CLASS       --       --  142,722  416,309  559,031
MANHATTAN FUND ADVISOR CLASS                           14,672   14,667   17,098    8,536   54,973
MILLENNIUM FUND INVESTOR CLASS                         42,660   30,041   86,111   16,245  175,057
MILLENNIUM FUND TRUST CLASS                            18,740   18,588   22,476   11,558   71,362
MILLENNIUM FUND ADVISOR CLASS                           5,719   19,780   19,812   10,211   55,522
REAL ESTATE FUND TRUST CLASS                          152,347  175,965  161,095  117,287  606,694
REGENCY FUND INVESTOR CLASS                                --       --       --       --       --
REGENCY FUND TRUST CLASS                               36,356   21,748    4,161    3,704   65,969

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

     The Funds have entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

     accounting services. For the six months ended February 28, 2006, the impact of this arrangement on the Funds was a reduction of expenses as follows:

     CENTURY                                                     $   746
     FASCIANO                                                     20,258
     FOCUS                                                        17,309
     GENESIS                                                      96,133
     GUARDIAN                                                     40,973
     INTERNATIONAL                                                57,151
     INTERNATIONAL INSTITUTIONAL                                      --
     MANHATTAN                                                    13,056
     MILLENNIUM                                                    7,016
     PARTNERS                                                     75,648
     REAL ESTATE                                                   5,279
     REGENCY                                                       8,581
     SOCIALLY RESPONSIVE                                          20,588


     Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2006, the impact of this arrangement was a reduction of expenses of $1, $1,138, $4,468, $55,549, $2,458, $2,674, $237, $441, $346, $6,781, $22, $734, and $3,690
     for Century, Fasciano, Focus, Genesis, Guardian, International, International Institutional, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     For the year ended August 31, 2005, Partners recorded a capital contribution from Management in the amount of $3,100. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of forward foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of forward foreign currency contracts.

     On June 6, 2005, Management voluntarily agreed to reimburse Regency for all brokerage commissions from June 6, 2005 to July 20, 2005, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $4,590.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended February 28, 2006, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

     (000'S OMITTED)                               PURCHASES         SALES
     CENTURY                                      $    3,789      $  4,878
     FASCIANO                                        113,223       102,115
     FOCUS                                           368,366       541,483
     GENESIS                                       1,555,262       718,927
     GUARDIAN                                        256,331       290,372
     INTERNATIONAL                                   781,552       281,723
     INTERNATIONAL INSTITUTIONAL                     324,466        37,862
     MANHATTAN                                        81,159        98,606
     MILLENNIUM                                       40,451        36,139
     PARTNERS                                      1,272,108       430,055
     REAL ESTATE                                      34,696        30,131
     REGENCY                                          68,712        55,922
     SOCIALLY RESPONSIVE                             157,791        42,651

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------


     During the six months ended February 28, 2006, there were brokerage commissions on securities transactions paid to Neuberger, Lehman and other brokers as follows:
                                                    OTHER
     (000'S OMITTED)             NEUBERGER LEHMAN BROKERS  TOTAL
     CENTURY                           $ 1   $  1  $    6 $    8
     FASCIANO                           --     49     238    287
     FOCUS                              --     55     444    499
     GENESIS                             4    515   2,751  3,270
     GUARDIAN                           --     67     451    518
     INTERNATIONAL                      --     71   1,266  1,337
     INTERNATIONAL INSTITUTIONAL        --     40     223    263
     MANHATTAN                          --     28     191    219
     MILLENNIUM                         --     15      92    107
     PARTNERS                            2    243   1,686  1,931
     REAL ESTATE                        --     16      62     78
     REGENCY                            --     34     148    182
     SOCIALLY RESPONSIVE                --     33     192    225


     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended February 28, 2006 and for the year ended August 31, 2005 was as follows:

                FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006  FOR THE YEAR ENDED AUGUST 31, 2005(1)
                        SHARES ISSUED ON                          SHARES ISSUED ON
                         REINVESTMENT OF                           REINVESTMENT OF
(000'S          SHARES     DIVIDENDS AND   SHARES          SHARES    DIVIDENDS AND   SHARES
OMITTED)          SOLD     DISTRIBUTIONS REDEEMED    TOTAL   SOLD    DISTRIBUTIONS REDEEMED     TOTAL
CENTURY:
Investor Class      69                 2     (230)   (159)    203               --     (984)    (781)
FASCIANO:
Investor Class   1,558               426   (1,761)    223   4,727              313   (2,328)   2,712
Advisor Class      809                83     (569)    323   1,634               47     (795)     886
FOCUS:
Investor Class     388             4,264   (3,263)  1,389     730               72   (6,451)  (5,649)
Trust Class        339               890   (2,751) (1,522)  1,153                5   (5,608)  (4,450)
Advisor Class      181               256     (474)    (37)    670               --   (1,364)    (694)
GENESIS:
Investor Class   5,512             1,146   (3,427)  3,231  10,359            1,406   (7,181)   4,584
Trust Class     20,554             2,949  (13,900)  9,603  43,187            3,281  (21,705)  24,763
Advisor Class    4,213               521   (2,802)  1,932   8,282              582   (4,990)   3,874
Institutional
 Class           7,724               912   (2,225)  6,411  16,559              793   (3,691)  13,661
GUARDIAN:
Investor Class   3,035               487   (5,404) (1,882)  2,822              236  (12,215)  (9,157)
Trust Class      1,215                63   (2,682) (1,404)  2,600               32  (14,398) (11,766)
Advisor Class       39                --       (9)     30      42               --     (529)    (487)
INTERNATIONAL:
Investor Class  16,456             1,124   (3,297) 14,283  14,323               73   (3,228)  11,168
Trust Class     14,595               487   (1,611) 13,471  10,217                5   (1,048)   9,174
INTERNATIONAL
 INSTITUTIONAL:
Institutional
 Class          25,706                84     (673) 25,117   4,056               --     (202)   3,854

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

                FOR THE SIX MONTHS ENDED FEBRUARY 28, 2006  FOR THE YEAR ENDED AUGUST 31, 2005(1)
                        SHARES ISSUED ON                          SHARES ISSUED ON
                         REINVESTMENT OF                           REINVESTMENT OF
                SHARES     DIVIDENDS AND   SHARES          SHARES    DIVIDENDS AND   SHARES
(000'S OMITTED)   SOLD     DISTRIBUTIONS REDEEMED    TOTAL   SOLD    DISTRIBUTIONS REDEEMED    TOTAL
MANHATTAN:
Investor Class     973                --   (2,451) (1,478)    590               --   (6,892) (6,302)
Trust Class         53                --     (249)   (196)    688               --   (1,077)   (389)
Advisor Class       64                --      (35)     29       8               --     (134)   (126)
MILLENNIUM:
Investor Class     810                --     (664)    146     400               --   (1,271)   (871)
Trust Class        161                --     (128)     33      34               --      (87)    (53)
Advisor Class       78                --      (11)     67      50               --      (17)     33
PARTNERS:
Investor Class  15,195             3,689   (5,805) 13,079  10,556              382   (6,929)  4,009
Trust Class     19,243             1,514   (3,908) 16,849  11,755               94   (4,882)  6,967
Advisor Class   21,664               310     (794) 21,180   4,735                3   (1,193)  3,545
REAL ESTATE:
Trust Class        831               516     (432)    915   1,180              518   (1,357)    341
REGENCY:
Investor Class   1,491               375   (1,924)    (58)  4,982              190   (1,282)  3,890
Trust Class      2,538               181   (1,167)  1,552   1,949              116   (1,245)    820
SOCIALLY
 RESPONSIVE:
Investor Class   4,075               556   (1,290)  3,341   4,891              286   (1,835)  3,342
Trust Class      3,922               331   (1,131)  3,122   7,117               97   (1,510)  5,704

     (1)For International Institutional Fund, for the period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

NOTE E--LINE OF CREDIT:

At February 28, 2006, each Fund (except International and International Institutional) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2006. During the six months ended February 28, 2006, none of the Funds utilized this line of credit.

At February 28, 2006, International and International Institutional were two of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds
Rate, plus a spread to be determined at the time of borrowing. Because several

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

investment companies participate, there is no assurance that either Fund will have access to the entire $20,000,000 at any particular time. International and International Institutional had no loans outstanding pursuant to this line of credit at February 28, 2006. During the six months ended February 28, 2006, International and International Institutional did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

CENTURY                   BALANCE OF                           BALANCE OF                     INCOME FROM
                              SHARES       GROSS       GROSS       SHARES                  INVESTMENTS IN
                                HELD   PURCHASES       SALES         HELD        VALUE AFFILIATED ISSUERS
                          AUGUST 31,         AND         AND FEBRUARY 28, FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER                  2005   ADDITIONS  REDUCTIONS         2006         2006             INCOME

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***             --          --          --           -- $         --          $      --
Neuberger Berman
 Prime Money Fund
 Trust Class****                   1   1,435,691   1,408,276       27,416       27,416              1,149
                                                                          ------------          ---------
Total                                                                     $     27,416          $   1,149
                                                                          ============          =========

FASCIANO                  BALANCE OF                           BALANCE OF                     INCOME FROM
                              SHARES       GROSS       GROSS       SHARES                  INVESTMENTS IN
                                HELD   PURCHASES       SALES         HELD       VALUE  AFFILIATED ISSUERS
                          AUGUST 31,         AND         AND FEBRUARY 28, FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER                  2005   ADDITIONS  REDUCTIONS         2006         2006             INCOME

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     74,655,370 174,219,251 150,342,176   98,532,445 $ 98,532,445          $  13,435
Neuberger Berman
 Prime Money Fund
 Trust Class****          57,051,404  73,245,239  95,155,459   35,141,184   35,141,184            975,678
                                                                          ------------          ---------
Total                                                                     $133,673,629          $ 989,113
                                                                          ============          =========

FOCUS                     BALANCE OF                           BALANCE OF                     INCOME FROM
                              SHARES       GROSS       GROSS       SHARES                  INVESTMENTS IN
                                HELD   PURCHASES       SALES         HELD        VALUE AFFILIATED ISSUERS
                          AUGUST 31,         AND         AND FEBRUARY 28, FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER                  2005   ADDITIONS  REDUCTIONS         2006         2006             INCOME

International Rectifier**  4,633,700          --   1,233,700    3,400,000 $126,140,000          $      --
Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     56,845,900 155,770,801 143,967,600   68,649,101   68,649,101           (185,170)
Neuberger Berman
 Prime Money Fund
 Trust Class****          21,685,767 164,405,102 169,574,716   16,516,153   16,516,153            272,700
Vertrue Inc.               1,103,835          --     259,635      844,200   37,195,452                 --
                                                                          ------------          ---------
Total                                                                     $248,500,706          $  87,530
                                                                          ============          =========

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

GENESIS                   BALANCE OF                        BALANCE OF                     INCOME FROM
                              SHARES     GROSS      GROSS       SHARES                  INVESTMENTS IN
                                HELD PURCHASES      SALES         HELD        VALUE AFFILIATED ISSUERS
                          AUGUST 31,       AND        AND FEBRUARY 28, FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER                  2005 ADDITIONS REDUCTIONS         2006         2006             INCOME

Alberto-Culver Class B     5,419,450    70,000         --    5,489,450 $250,703,182         $1,259,699
Alliant Techsystems        2,618,962    65,000         --    2,683,962  205,108,376                 --
AmSurg Corp.               1,709,449 1,284,269         --    2,993,718   65,592,361                 --
Anteon International**     2,033,200        --  1,990,000       43,200    2,388,528                 --
Applied Signal Technology  1,526,996        --         --    1,526,996   35,792,786            381,749
AptarGroup Inc.            3,478,600        --         --    3,478,600  184,539,730          1,391,440
Arbitron Inc.              2,761,300        --         --    2,761,300  108,242,960            552,260
Arrow International        1,332,326 1,426,092         --    2,758,418   85,345,453            840,072
Bank of the Ozarks         1,395,287   162,332         --    1,557,619   55,388,932            299,024
Big 5 Sporting Goods       2,278,049        --         --    2,278,049   49,638,688            318,927
Biosite Inc.               1,793,297   328,600         --    2,121,897  114,752,190                 --
Brady Corp.                2,799,000   676,100         --    3,475,100  128,509,198            810,186
Bucyrus International             -- 1,582,900         --    1,582,900   99,691,042            152,024
CACI International         1,398,100   423,200         --    1,821,300  109,769,751                 --
Cal Dive International     2,418,320 2,682,020     75,000    5,025,340  176,942,221                 --
CARBO Ceramics             1,573,200   236,800     25,000    1,785,000   97,728,750            312,140
Carrizo Oil & Gas          1,142,527   390,000     50,000    1,482,527   34,528,054                 --
Chicago Bridge & Iron      3,351,100 1,870,600         --    5,221,700  127,774,999            224,184
Church & Dwight            6,697,850   375,000         --    7,072,850  244,225,511            821,742
CLARCOR Inc.               4,643,222   743,000         --    5,386,222  182,323,615            673,646
Compass Minerals
 International             3,515,700        --         --    3,515,700   87,716,715          2,039,106
Comstock Resources**       2,133,700    50,000    200,000    1,983,700   55,741,970                 --
Curtiss-Wright             1,177,400   164,700         --    1,342,100   82,995,464            268,191
Denbury Resources          3,473,100 4,041,500               7,514,600  213,038,910                 --
Diagnostic Products        1,307,600 1,052,300         --    2,359,900  108,909,385            274,806
Dionex Corp.               2,298,432    15,000         --    2,313,432  126,938,014                 --
DRS Technologies           1,223,800 3,091,542         --    4,315,342  227,720,597            132,789
East West Bancorp          3,177,400        --         --    3,177,400  119,756,206            317,740
Electronics for Imaging    3,840,400        --     90,000    3,750,400  100,585,728                 --
Encore Acquisition         4,029,500        --     35,000    3,994,500  122,391,480                 --
Engineered Support
 Systems**                 4,522,912        --  4,522,912           --           --                 --
Fair Isaac                 3,400,437        --         --    3,400,437  144,926,625            204,026
Henry Schein               4,499,600    50,000         --    4,549,600  212,238,840                 --
Hydril                     1,114,742   150,000         --    1,264,742   85,167,726                 --
ICU Medical                  900,800    90,000         --      990,800   34,777,080                 --
IDEXX Laboratories         2,403,586        --         --    2,403,586  188,873,788                 --
IHOP Corp.                 1,231,500        --         --    1,231,500   62,683,350            615,750
J & J Snack Foods            379,400   576,675         --      956,075   32,458,746            111,776
Journal Communications**   1,808,200        --  1,808,200           --           --                 --
K-V Pharmaceutical         3,059,250        --         --    3,059,250   70,270,973                 --
ManTech International      2,410,700        --         --    2,410,700   67,740,670                 --
Matthews International     3,206,200   524,807         --    3,731,007  138,569,600            344,380
Mentor Corp.               4,526,000   115,000         --    4,641,000  199,748,640          1,629,360
MTC Technologies           1,611,200   100,000         --    1,711,200   47,212,008                 --
NCI, Inc. Class A                 --   381,299         --      381,299    5,322,934                 --

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

GENESIS             BALANCE OF                           BALANCE OF                       INCOME FROM
                        SHARES       GROSS       GROSS       SHARES                    INVESTMENTS IN
                          HELD   PURCHASES       SALES         HELD          VALUE AFFILIATED ISSUERS
                    AUGUST 31,         AND         AND FEBRUARY 28,   FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER            2005   ADDITIONS  REDUCTIONS         2006           2006             INCOME

Neuberger Berman
 Securities
 Lending Quality
 Fund, LLC***      603,744,195  16,870,420 620,614,615           -- $           --        $     2,291
Neuberger Berman
 Prime Money
 Fund Trust
 Class****         383,149,665 677,741,416 718,046,582  342,844,499    342,844,499          7,258,275
OceanFirst
 Financial             787,550          --          --      787,550     18,664,935            315,020
Pharmaceutical
 Product
 Development         2,592,700     470,000          --    3,062,700    213,133,293          2,722,335
R.H. Donnelley**     1,914,000          --      65,000    1,849,000    112,789,000                 --
Regis Corp.**        2,515,700          --   1,041,700    1,474,000     56,424,720            284,184
Respironics, Inc.    2,430,000   1,525,256          --    3,955,256    143,813,108                 --
Ritchie Bros.
 Auctioneers         1,974,100     225,200          --    2,199,300    104,972,589            787,248
Royal Gold, Inc.            --   2,283,680          --    2,283,680     71,776,062            109,146
St. Mary Land &
 Exploration         2,994,400      40,000      40,000    2,994,400    114,955,016            148,970
School Specialty     1,591,138     140,000          --    1,731,138     60,382,093                 --
SI International            --     650,000          --      650,000     21,164,000                 --
Simpson
 Manufacturing       3,043,600          --          --    3,043,600    118,974,324            395,668
Sybron Dental
 Specialties         2,126,200     608,000          --    2,734,200    104,610,492                 --
Taro
 Pharmaceutical
 Industries          2,341,432          --     733,685    1,607,747     26,576,058                 --
UAP Holding          2,602,000      25,000          --    2,627,000     57,163,520            919,450
Unit Corp.           2,684,900          --      75,000    2,609,900    138,768,383                 --
United Stationers    3,061,400      12,800                3,074,200    152,172,900                 --
Wright Medical
 Group               1,448,435     812,455          --    2,260,890     43,703,004                 --
Zebra Technologies   4,939,647          --          --    4,939,647    218,036,019                 --
                                                                    --------------        -----------
Total                                                               $7,015,695,791        $26,917,604
                                                                    ==============        ===========

                                                       NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)


GUARDIAN             BALANCE OF                           BALANCE OF                      INCOME FROM
                         SHARES       GROSS       GROSS       SHARES                   INVESTMENTS IN
                           HELD   PURCHASES       SALES         HELD         VALUE AFFILIATED ISSUERS
                     AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER             2005   ADDITIONS  REDUCTIONS         2006          2006             INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***             211,781,388 766,662,011 676,533,562  301,909,837 $ 301,909,837     $      136,418
Neuberger Berman
 Prime Money Fund
 Trust Class****     49,108,758 152,049,624 170,418,750   30,739,632    30,739,632            636,307
                                                                     -------------     --------------
Total                                                                $ 332,649,469     $      772,725
                                                                     =============     ==============

                                                                                          INCOME FROM
INTERNATIONAL        BALANCE OF                           BALANCE OF                      INVESTMENTS
                         SHARES       GROSS       GROSS       SHARES                    IN AFFILIATED
                           HELD   PURCHASES       SALES         HELD         VALUE            ISSUERS
                     AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,        INCLUDED IN
NAME OF ISSUER             2005   ADDITIONS  REDUCTIONS         2006          2006       TOTAL INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***              58,125,700 201,923,344 171,704,954   88,344,090 $  88,344,090     $    1,237,077
Neuberger Berman
 Prime Money Fund
 Trust Class****     41,186,123 476,181,031 395,753,216  121,613,938   121,613,938          1,223,771
                                                                     -------------     --------------
Total                                                                $ 209,958,028     $    2,460,848
                                                                     =============     ==============

                                                                                          INCOME FROM
INTERNATIONAL        BALANCE OF                           BALANCE OF                      INVESTMENTS
INSTITUTIONAL            SHARES       GROSS       GROSS       SHARES                    IN AFFILIATED
                           HELD   PURCHASES       SALES         HELD         VALUE            ISSUERS
                     AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,        INCLUDED IN
NAME OF ISSUER             2005   ADDITIONS  REDUCTIONS         2006          2006       TOTAL INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                      --  36,869,445  14,643,305   22,226,140 $  22,226,140     $      130,765
Neuberger Berman
 Prime Money Fund
 Trust Class****             -- 177,777,191 149,437,505   28,339,686    28,339,686            248,087
                                                                     -------------     --------------
Total                                                                $  50,565,826     $      378,852
                                                                     =============     ==============

                                                                                          INCOME FROM
MANHATTAN            BALANCE OF                           BALANCE OF                      INVESTMENTS
                         SHARES       GROSS       GROSS       SHARES                    IN AFFILIATED
                           HELD   PURCHASES       SALES         HELD         VALUE            ISSUERS
                     AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,        INCLUDED IN
NAME OF ISSUER             2005   ADDITIONS  REDUCTIONS         2006          2006       TOTAL INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***              69,116,100 277,236,059 316,780,358   29,571,801 $  29,571,801     $      705,572
Neuberger Berman
 Prime Money Fund
 Trust Class****      1,609,054  39,215,077  35,599,350    5,224,781     5,224,781             59,229
                                                                     -------------     --------------
Total                                                                $  34,796,582     $      764,801
                                                                     =============     ==============

NOTES TO FINANCIAL STATEMENTS Equity Funds cont'd
-------------------------------------------------

MILLENNIUM           BALANCE OF                               BALANCE OF                      INCOME FROM
                         SHARES         GROSS         GROSS       SHARES                   INVESTMENTS IN
                           HELD     PURCHASES         SALES         HELD         VALUE AFFILIATED ISSUERS
                     AUGUST 31,           AND           AND FEBRUARY 28,  FEBRUARY 28,  INCLUDED IN TOTAL
NAME OF ISSUER             2005     ADDITIONS    REDUCTIONS         2006          2006             INCOMe

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***               7,423,400    48,381,992    44,529,591   11,275,801 $  11,275,801     $      270,113
Neuberger Berman
 Prime Money Fund
 Trust Class****        172,119    16,307,854    15,890,136      589,837       589,837             14,209
                                                                         -------------     --------------
Total                                                                    $  11,865,638     $      284,322
                                                                         =============     ==============

                                                                                              INCOME FROM
PARTNERS             BALANCE OF                               BALANCE OF                      INVESTMENTS
                         SHARES         GROSS         GROSS       SHARES                    IN AFFILIATED
                           HELD     PURCHASES         SALES         HELD         VALUE            ISSUERS
                     AUGUST 31,           AND           AND FEBRUARY 28,  FEBRUARY 28,        INCLUDED IN
NAME OF ISSUER             2005     ADDITIONS    REDUCTIONS         2006          2006       TOTAL INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***             334,733,920 1,598,926,727 1,216,662,311  716,998,336 $ 716,998,336     $       68,635
Neuberger Berman
 Prime Money Fund
 Trust Class****     44,526,968   652,484,667   502,943,123  194,068,512   194,068,512          1,786,295
                                                                         -------------     --------------
Total                                                                    $ 911,066,848     $    1,854,930
                                                                         =============     ==============

                                                                                              INCOME FROM
REAL ESTATE          BALANCE OF                               BALANCE OF                      INVESTMENTS
                         SHARES         GROSS         GROSS       SHARES                    IN AFFILIATED
                           HELD     PURCHASES         SALES         HELD         VALUE            ISSUERS
                     AUGUST 31,           AND           AND FEBRUARY 28,  FEBRUARY 28,        INCLUDED IN
NAME OF ISSUER             2005     ADDITIONS    REDUCTIONS         2006          2006       TOTAL INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***               3,382,400       786,500     4,168,900           -- $          --     $           39
Neuberger Berman
 Prime Money Fund
 Trust Class****      1,611,478    15,730,992    15,129,264    2,213,206     2,213,206             26,857
                                                                         -------------     --------------
Total                                                                    $   2,213,206     $       26,896
                                                                         =============     ==============

                                                       NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)




REGENCY             BALANCE OF                           BALANCE OF                       INCOME FROM
                        SHARES       GROSS       GROSS       SHARES                    INVESTMENTS IN
                          HELD   PURCHASES       SALES         HELD         VALUE  AFFILIATED ISSUERS
                    AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,   INCLUDED IN TOTAL
NAME OF ISSUER            2005   ADDITIONS  REDUCTIONS         2006          2006              INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***             10,862,900 118,523,992 119,711,291    9,675,601 $   9,675,601 $           371,805
Neuberger Berman
 Prime Money Fund
 Trust Class****    11,226,361  44,235,904  50,073,002    5,389,263     5,389,263             122,469
                                                                    ------------- -------------------
Total                                                               $  15,064,864 $           494,274
                                                                    ============= ===================

SOCIALLY RESPONSIVE BALANCE OF                           BALANCE OF                       INCOME FROM
                        SHARES       GROSS       GROSS       SHARES                    INVESTMENTS IN
                          HELD   PURCHASES       SALES         HELD         VALUE  AFFILIATED ISSUERS
                    AUGUST 31,         AND         AND FEBRUARY 28,  FEBRUARY 28,   INCLUDED IN TOTAL
NAME OF ISSUER            2005   ADDITIONS  REDUCTIONS         2006          2006              INCOME

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***             51,269,800 292,043,801 274,821,900   68,491,701 $  68,491,701 $             8,615
                                                                    ------------- -------------------
Total                                                               $  68,491,701 $             8,615
                                                                    ============= ===================

     *  Affiliated issuers, as defined in the 1940 Act.

     ** At February 28, 2006, the issuers of these securities were no longer affiliated with the Fund.

     ***The Neuberger Berman Securities Lending Quality Fund, LLC ("Quality
        Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Funds.

    ****Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Century Fund
---------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)                        SIX MONTHS ENDED
                                             FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                         --------------------  ---------------------------------------------------------------


                                                     2006        2005     2004      2003(++++)     2002(++++)      2001(++++)
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD               $ 6.22      $  5.54  $ 5.42        $  4.89        $  6.50         $ 13.44
                                                   ------      -------  ------        -------        -------         -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.01)         .01    (.03)          (.03)          (.05)           (.08)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                             .38          .67     .15            .56          (1.56)          (6.86)
                                                   ------      -------  ------        -------        -------         -------
TOTAL FROM INVESTMENT OPERATIONS                      .37          .68     .12            .53          (1.61)          (6.94)
                                                   ------      -------  ------        -------        -------         -------

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME                           (.01)          --      --             --             --              --
                                                   ------      -------  ------        -------        -------         -------
NET ASSET VALUE, END OF PERIOD                     $ 6.58      $  6.22  $ 5.54        $  5.42        $  4.89         $  6.50
                                                   ------      -------  ------        -------        -------         -------
TOTAL RETURN(++)                                    +5.89%**    +12.27%  +2.21%        +10.84%        (24.77%)        (51.60%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 10.8      $  11.2  $ 14.3        $  17.0        $  15.5         $  17.5
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.51%*       1.50%   1.50%          1.51%          1.50%           1.50%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS(+++)                                          1.50%*       1.47%   1.49%          1.51%          1.50%           1.50%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.29%)*       .09%   (.55%)         (.62%)         (.89%)          (.86%)
PORTFOLIO TURNOVER RATE                                35%**       107%     66%           115%           142%##          107%

See Notes to Financial Highlights

                                                                               NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Fasciano Fund
----------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.


INVESTOR CLASS              SIX MONTHS                                                            TWO MONTHS
                                 ENDED                                                                 ENDED     YEAR ENDED
                          FEBRUARY 28,                      YEAR ENDED AUGUST 31,                 AUGUST 31,       JUNE 30,
                          -------------------    ---------------------------------------------    ---------------------------


                                  2006              2005         2004         2003     2002             2001       2001(mu)
                           (UNAUDITED)

NET ASSET VALUE,
 BEGINNING OF PERIOD            $43.83           $ 39.81      $ 35.39      $ 31.19   $33.93           $34.39         $32.55
                                ------           -------      -------      -------   ------           ------         ------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME
 (LOSS)@                          (.04)             (.05)        (.20)        (.11)    (.16)            (.06)          (.11)
NET GAINS OR LOSSES ON
 SECURITIES (BOTH
 REALIZED AND UNREALIZED)         2.06              5.41         4.81         4.31    (1.50)            (.40)          2.24
                                ------           -------      -------      -------   ------           ------         ------
TOTAL FROM INVESTMENT
 OPERATIONS                       2.02              5.36         4.61         4.20    (1.66)            (.46)          2.13
                                ------           -------      -------      -------   ------           ------         ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME               --                --           --           --       --               --           (.29)
NET CAPITAL GAINS                (1.61)            (1.34)        (.19)          --    (1.08)              --             --
                                ------           -------      -------      -------   ------           ------         ------
TOTAL DISTRIBUTIONS              (1.61)            (1.34)        (.19)          --    (1.08)              --           (.29)
                                ------           -------      -------      -------   ------           ------         ------
NET ASSET VALUE, END OF
 PERIOD                         $44.24           $ 43.83      $ 39.81      $ 35.39   $31.19           $33.93         $34.39
                                ------       -   -------      -------      -------   ------   -       ------         ------
TOTAL RETURN(++)                 +4.71%**         +13.60%      +13.06%      +13.47%   (4.99%)          (1.34%)**      +6.64%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF
 PERIOD (IN MILLIONS)           $535.4           $ 520.6      $ 364.9      $ 277.6   $214.1           $203.3         $210.6
RATIO OF GROSS EXPENSES
 TO AVERAGE NET ASSETS#           1.18%*            1.20%        1.23%        1.24%    1.36%            1.58%*          1.3%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS               1.17%*(+++)       1.20%(+++)   1.22%(+++)   1.24%    1.36%            1.58%*          1.3%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO
 AVERAGE NET ASSETS               (.19%)*           (.13%)       (.52%)       (.36%)   (.48%)          (1.03%)*         (.4%)
PORTFOLIO TURNOVER RATE             20%**             22%          17%          24%      24%               4%**           3%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Fasciano Fund cont'd
-----------------------------------------

ADVISOR CLASS                                                                                               PERIOD FROM
                                         SIX MONTHS ENDED                                                 MAY 24, 2002^
                                             FEBRUARY 28,                         YEAR ENDED AUGUST 31,   TO AUGUST 31,
                                         -----------------------  --------------------------------------  -------------------


                                                     2006            2005         2004         2003                2002
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD               $11.63         $ 10.60      $  9.45      $  8.38             $ 10.00
                                                   ------         -------      -------      -------             -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.03)           (.05)        (.09)        (.09)               (.03)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                             .55            1.44         1.29         1.16               (1.59)
                                                   ------         -------      -------      -------             -------
TOTAL FROM INVESTMENT OPERATIONS                      .52            1.39         1.20         1.07               (1.62)
                                                   ------         -------      -------      -------             -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                    (.43)           (.36)        (.05)          --                  --
                                                   ------         -------      -------      -------             -------
NET ASSET VALUE, END OF PERIOD                     $11.72         $ 11.63      $ 10.60      $  9.45             $  8.38
                                                   ------         -------      -------      -------             -------
TOTAL RETURN(++)                                    +4.55%**       +13.20%      +12.73%      +12.77%             (16.20%)**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 34.7         $  30.7      $  18.5      $  13.9             $   0.9
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.50%*          1.50%        1.56%        1.83%               1.90%*
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.49%(+++)*     1.49%(+++)   1.56%(+++)   1.83%(S)            1.90%*(+++)
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.51%)*         (.41%)       (.85%)      (1.03%)             (1.04%)*
PORTFOLIO TURNOVER RATE                                20%**           22%          17%          24%                 24%(O)

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Focus Fund
-------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)                           SIX MONTHS ENDED
                                                FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                            -----------------------  -----------------------------------------------------------


                                                        2006             2005          2004          2003      2002       2001
                                                 (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                $  37.21         $  31.96      $  32.28      $  23.05  $  36.11   $  50.61
                                                    --------         --------      --------      --------  --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                            .01              .21           .08           .05       .01       (.04)
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                         2.60             5.12          (.35)         9.18    (10.65)    (10.23)
                                                    --------         --------      --------      --------  --------   --------
TOTAL FROM INVESTMENT OPERATIONS                        2.61             5.33          (.27)         9.23    (10.64)    (10.27)
                                                    --------         --------      --------      --------  --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   (.24)            (.08)         (.05)           --        --         --
NET CAPITAL GAINS                                      (5.04)              --            --            --     (2.42)     (4.23)
                                                    --------         --------      --------      --------  --------   --------
TOTAL DISTRIBUTIONS                                    (5.28)            (.08)         (.05)           --     (2.42)     (4.23)
                                                    --------         --------      --------      --------  --------   --------
NET ASSET VALUE, END OF PERIOD                      $  34.54         $  37.21      $  31.96      $  32.28  $  23.05   $  36.11
                                                    --------         --------      --------      --------  --------   --------
TOTAL RETURN(++)                                        7.75%**         16.69%        (.84%)      +40.04%   (31.58%)   (20.40%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $1,148.2         $1,185.4      $1,198.9      $1,300.0  $1,024.6   $1,618.6
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS(#)                                               .89%*            .87%          .86%          .90%      .87%       .83%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              .88%*(+++)       .87%(+++)     .85%(+++)     .90%      .87%       .83%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                   .04%*            .57%          .21%          .21%      .02%      (.09%)
PORTFOLIO TURNOVER RATE                                   28%**            19%           27%           24%       25%        38%

TRUST CLASS(+)                              SIX MONTHS ENDED
                                                FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                            -----------------------  -----------------------------------------------------------


                                                        2006             2005          2004          2003      2002       2001
                                                 (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                $  27.36         $  23.51      $  23.75      $  16.98  $  26.66   $  35.33
                                                    --------         --------      --------      --------  --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                           (.02)             .10           .01           .01      (.04)      (.08)
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                         1.91             3.76          (.24)         6.76     (7.86)     (7.17)
                                                    --------         --------      --------      --------  --------   --------
TOTAL FROM INVESTMENT OPERATIONS                        1.89             3.86          (.23)         6.77     (7.90)     (7.25)
                                                    --------         --------      --------      --------  --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   (.16)            (.01)         (.01)           --        --         --
NET CAPITAL GAINS                                      (3.70)              --            --            --     (1.78)     (1.42)
                                                    --------         --------      --------      --------  --------   --------
TOTAL DISTRIBUTIONS                                    (3.86)            (.01)         (.01)           --     (1.78)     (1.42)
                                                    --------         --------      --------      --------  --------   --------
NET ASSET VALUE, END OF PERIOD                      $  25.39         $  27.36      $  23.51      $  23.75  $  16.98   $  26.66
                                                    --------         --------      --------      --------  --------   --------
TOTAL RETURN(++)                                        7.66%**         16.44%         (.98%)      +39.87%   (31.74%)   (20.58%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $  137.0         $  189.4      $  267.3      $  333.0  $  249.3   $  398.2
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS(#)                                              1.07%*           1.05%         1.03%         1.06%     1.04%      1.03%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             1.06%*(+++)      1.04%(+++)    1.02%(+++)    1.06%     1.04%      1.03%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                  (.17%)*           .38%          .04%          .04%     (.15%)     (.28%)
PORTFOLIO TURNOVER RATE                                   28%**            19%           27%           24%       25%        38%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Focus Fund cont'd
--------------------------------------

ADVISOR CLASS(+)                               SIX MONTHS ENDED
                                                   FEBRUARY 28,                         YEAR ENDED AUGUST 31,
                                               -----------------------  -----------------------------------------------------


                                                           2006           2005        2004         2003      2002      2001
                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.00         $16.35      $16.54      $ 11.86   $ 18.64   $ 23.57
                                                         ------         ------      ------      -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                              (.03)           .04        (.02)        (.02)     (.06)     (.15)
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                            1.33           2.61        (.17)        4.70     (5.48)    (4.78)
                                                         ------         ------      ------      -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                           1.30           2.65        (.19)        4.68     (5.54)    (4.93)
                                                         ------         ------      ------      -------   -------   -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                         (2.58)            --          --           --     (1.24)       --
                                                         ------         ------      ------      -------   -------   -------
NET ASSET VALUE, END OF PERIOD                           $17.72         $19.00      $16.35      $ 16.54   $ 11.86   $ 18.64
                                                         ------         ------      ------      -------   -------   -------
TOTAL RETURN(++)                                           7.53%**       16.21%      (1.15%)     +39.46%   (31.83%)  (20.92%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $ 32.2         $ 35.3      $ 41.7      $  26.9   $  15.8   $  20.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             1.27%*         1.24%       1.22%        1.31%     1.28%     1.47%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.27%*(+++)    1.23%(+++)  1.21%(+++)   1.31%     1.28%     1.47%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                     (.35%)*         .20%       (.13%)       (.19%)    (.37%)    (.71%)
PORTFOLIO TURNOVER RATE                                      28%**          19%         27%          24%       25%       38%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Genesis Fund
---------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)                           SIX MONTHS ENDED
                                                FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                            -----------------------  ------------------------------------------------------------


                                                        2006             2005          2004          2003       2002       2001
                                                 (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                $  34.03         $  27.03      $  23.44      $  19.70   $  19.78   $  18.00
                                                    --------         --------      --------      --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                           (.05)            (.08)         (.10)         (.06)      (.01)      (.01)
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                         1.72             7.97          3.70          3.87        .51       2.83
                                                    --------         --------      --------      --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                        1.67             7.89          3.60          3.81        .50       2.82
                                                    --------         --------      --------      --------   --------   --------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                       (.77)            (.89)         (.01)         (.07)      (.58)     (1.04)
                                                    --------         --------      --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD                      $  34.93         $  34.03      $  27.03      $  23.44   $  19.70   $  19.78
                                                    --------         --------      --------      --------   --------   --------
TOTAL RETURN(++)                                       +4.92%**        +29.68%       +15.37%       +19.40%     +2.54%    +16.52%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $1,984.0         $1,823.2      $1,324.0      $1,273.2   $1,063.2   $  978.3
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                                1.02%*           1.04%         1.05%         1.08%      1.10%      1.11%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             1.02%*(+++)      1.04%(+++)    1.05%(+++)    1.08%      1.10%      1.11%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                  (.26%)*          (.25%)        (.38%)        (.31%)     (.05%)     (.07%)
PORTFOLIO TURNOVER RATE                                    7%**            11%           23%           17%        19%        19%

TRUST CLASS(+)                              SIX MONTHS ENDED
                                                FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                            -----------------------  ------------------------------------------------------------


                                                        2006             2005          2004          2003       2002       2001
                                                 (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                $  48.66         $  38.66      $  33.54      $  28.19   $  28.33   $  25.34
                                                    --------         --------      --------      --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                           (.08)            (.13)         (.16)         (.10)      (.02)      (.03)
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                         2.44            11.39          5.30          5.55        .72       4.06
                                                    --------         --------      --------      --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                        2.36            11.26          5.14          5.45        .70       4.03
                                                    --------         --------      --------      --------   --------   --------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                      (1.10)           (1.26)         (.02)         (.10)      (.84)     (1.04)
                                                    --------         --------      --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD                      $  49.92         $  48.66      $  38.66      $  33.54   $  28.19   $  28.33
                                                    --------         --------      --------      --------   --------   --------
TOTAL RETURN(++)                                       +4.88%**        +29.63%       +15.32%       +19.40%     +2.49%    +16.50%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $6,992.2         $6,348.2      $4,086.3      $2,931.7   $2,237.3   $1,520.1
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                                1.09%*           1.10%         1.10%         1.12%      1.13%      1.15%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             1.09%*(+++)      1.09%(+++)    1.10%(+++)    1.12%      1.13%      1.15%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                  (.34%)*          (.31%)        (.42%)        (.35%)     (.07%)     (.11%)
PORTFOLIO TURNOVER RATE                                    7%**            11%           23%           17%        19%        19%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Genesis Fund cont'd
----------------------------------------

ADVISOR CLASS(+)                         SIX MONTHS ENDED
                                             FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                         ------------------------  --------------------------------------------------------


                                                     2006              2005          2004         2003     2002      2001
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD             $  28.46          $  22.66       $ 19.71      $ 16.60   $16.72   $ 15.84
                                                 --------          --------       -------      -------   ------   -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.08)             (.14)         (.15)        (.10)    (.06)     (.07)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            1.42              6.67          3.11         3.27      .43      2.42
                                                 --------          --------       -------      -------   ------   -------
TOTAL FROM INVESTMENT OPERATIONS                     1.34              6.53          2.96         3.17      .37      2.35
                                                 --------          --------       -------      -------   ------   -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                    (.64)             (.73)         (.01)        (.06)    (.49)    (1.47)
                                                 --------          --------       -------      -------   ------   -------
NET ASSET VALUE, END OF PERIOD                   $  29.16          $  28.46       $ 22.66      $ 19.71   $16.60   $ 16.72
                                                 --------          --------       -------      -------   ------   -------
TOTAL RETURN(++)                                    +4.74%**         +29.31%       +15.02%      +19.15%   +2.22%   +16.18%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  733.6          $  661.0       $ 438.5      $ 320.2   $298.2   $ 169.7
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.34%*            1.35%         1.36%        1.37%    1.39%     1.46%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.34%*(+++)       1.35%(+++)    1.35%(+++)   1.37%    1.39%     1.46%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.59%)*           (.56%)        (.68%)       (.61%)   (.33%)    (.42%)
PORTFOLIO TURNOVER RATE                                 7%**             11%           23%          17%      19%       19%

INSTITUTIONAL CLASS(+)                   SIX MONTHS ENDED
                                             FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                         ------------------------  --------------------------------------------------------


                                                     2006              2005          2004         2003     2002      2001
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD             $  46.66          $  36.98       $ 32.00      $ 26.83   $26.88   $ 25.41
                                                 --------          --------       -------      -------   ------   -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.02)             (.02)         (.06)        (.02)     .05       .05
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            2.34             10.91          5.06         5.28      .69      3.87
                                                 --------          --------       -------      -------   ------   -------
TOTAL FROM INVESTMENT OPERATIONS                     2.32             10.89          5.00         5.26      .74      3.92
                                                 --------          --------       -------      -------   ------   -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                  --                --            --           --       --      (.06)
NET CAPITAL GAINS                                   (1.06)            (1.21)         (.02)        (.09)    (.79)    (2.39)
                                                 --------          --------       -------      -------   ------   -------
TOTAL DISTRIBUTIONS                                 (1.06)            (1.21)         (.02)        (.09)    (.79)    (2.45)
                                                 --------          --------       -------      -------   ------   -------
NET ASSET VALUE, END OF PERIOD                   $  47.92          $  46.66       $ 36.98      $ 32.00   $26.83   $ 26.88
                                                 --------          --------       -------      -------   ------   -------
TOTAL RETURN(++)                                    +4.98%**         +29.95%       +15.62%      +19.68%   +2.77%   +16.87%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $2,144.4          $1,788.7       $ 912.4      $ 638.2   $456.3   $ 357.7
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                              .85%*             .85%          .85%         .85%     .85%      .85%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS(+++)                                          .85%*(S)          .85%(S)       .85%         .85%     .85%      .85%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.10%)*           (.06%)        (.17%)       (.08%)    .20%      .19%
PORTFOLIO TURNOVER RATE                                 7%**             11%           23%          17%      19%       19%

See Notes to Financial Highlights

                                                                               NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Guardian Fund
----------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.


INVESTOR CLASS(+)                        SIX MONTHS ENDED
                                             FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                         -----------------------  -----------------------------------------------------------


                                                     2006             2005          2004          2003      2002       2001
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD             $  17.52         $  14.46      $  12.92      $  11.53  $  14.30   $  20.22
                                                 --------         --------      --------      --------  --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                         .03              .13           .05           .05       .12        .13
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                             .73             2.98          1.53          1.40     (2.77)     (2.82)
                                                 --------         --------      --------      --------  --------   --------
TOTAL FROM INVESTMENT OPERATIONS                      .76             3.11          1.58          1.45     (2.65)     (2.69)
                                                 --------         --------      --------      --------  --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.12)            (.05)         (.04)         (.05)     (.12)      (.13)
NET CAPITAL GAINS                                      --               --            --            --        --      (3.10)
TAX RETURN OF CAPITAL                                  --               --            --          (.01)       --         --
                                                 --------         --------      --------      --------  --------   --------
TOTAL DISTRIBUTIONS                                  (.12)            (.05)         (.04)         (.06)     (.12)     (3.23)
                                                 --------         --------      --------      --------  --------   --------
NET ASSET VALUE, END OF PERIOD                   $  18.16         $  17.52      $  14.46      $  12.92  $  11.53   $  14.30
                                                 --------         --------      --------      --------  --------   --------
TOTAL RETURN(++)                                    +4.33%**        +21.52%       +12.24%       +12.70%   (18.64%)   (13.36%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $1,432.8         $1,415.2      $1,300.6      $1,297.6  $1,337.1   $1,999.5
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                              .90%*            .90%          .91%          .92%      .88%       .84%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                               .89%*(+++)       .90%(+++)     .90%(+++)     .92%      .88%       .84%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                         .38%*            .83%          .35%          .44%      .84%       .83%
PORTFOLIO TURNOVER RATE                                17%**            20%           25%          113%       85%        88%

TRUST CLASS(+)                           SIX MONTHS ENDED
                                             FEBRUARY 28,                            YEAR ENDED AUGUST 31,
                                         -----------------------  -----------------------------------------------------------


                                                     2006             2005          2004          2003      2002       2001
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD             $  13.79         $  11.39      $  10.18      $   9.10  $  11.27   $  15.44
                                                 --------         --------      --------      --------  --------   --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                         .02              .08           .02           .03       .08        .09
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                             .57             2.35          1.21          1.10     (2.18)     (2.16)
                                                 --------         --------      --------      --------  --------   --------
TOTAL FROM INVESTMENT OPERATIONS                      .59             2.43          1.23          1.13     (2.10)     (2.07)
                                                 --------         --------      --------      --------  --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.08)            (.03)         (.02)         (.04)     (.07)      (.09)
NET CAPITAL GAINS                                      --               --            --            --        --      (2.01)
TAX RETURN OF CAPITAL                                  --               --            --          (.01)       --         --
                                                 --------         --------      --------      --------  --------   --------
TOTAL DISTRIBUTIONS                                  (.08)            (.03)         (.02)         (.05)     (.07)     (2.10)
                                                 --------         --------      --------      --------  --------   --------
NET ASSET VALUE, END OF PERIOD                   $  14.30         $  13.79      $  11.39      $  10.18  $   9.10   $  11.27
                                                 --------         --------      --------      --------  --------   --------
TOTAL RETURN(++)                                    +4.27%**        +21.33%       +12.09%       +12.59%   (18.72%)   (13.47%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  166.6         $  180.0      $  282.7      $  288.5  $  335.3   $  555.4
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.05%*           1.05%         1.04%         1.05%     1.02%       .98%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.05%*(+++)      1.04%(+++)    1.04%(+++)    1.05%     1.02%       .98%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                         .22%*            .64%          .21%          .33%      .71%       .69%
PORTFOLIO TURNOVER RATE                                17%**            20%           25%          113%       85%        88%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Guardian Fund cont'd
-----------------------------------------

ADVISOR CLASS(+)                               SIX MONTHS ENDED
                                                   FEBRUARY 28,                         YEAR ENDED AUGUST 31,
                                               -----------------------  ------------------------------------------------------


                                                           2006            2005         2004         2003     2002      2001
                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.49         $ 12.83      $ 11.48      $ 10.29  $ 12.75   $ 15.60
                                                         ------         -------      -------      -------  -------   -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                              (.02)           (.04)        (.01)          --      .06       .05
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                             .64            2.70         1.36         1.25    (2.47)    (2.19)
                                                         ------         -------      -------      -------  -------   -------
TOTAL FROM INVESTMENT OPERATIONS                            .62            2.66         1.35         1.25    (2.41)    (2.14)
                                                         ------         -------      -------      -------  -------   -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                        --              --           --         (.05)    (.05)     (.03)
NET CAPITAL GAINS                                            --              --           --           --       --      (.68)
TAX RETURN OF CAPITAL                                        --              --           --         (.01)      --        --
                                                         ------         -------      -------      -------  -------   -------
TOTAL DISTRIBUTIONS                                          --              --           --         (.06)    (.05)     (.71)
                                                         ------         -------      -------      -------  -------   -------
NET ASSET VALUE, END OF PERIOD                           $16.11         $ 15.49      $ 12.83      $ 11.48  $ 10.29   $ 12.75
                                                         ------         -------      -------      -------  -------   -------
TOTAL RETURN(++)                                          +4.00%**       +20.73%      +11.76%      +12.21%  (18.95%)  (13.74%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $  1.1         $   0.6      $   6.7      $  16.6  $  17.0   $  24.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             1.50%*          1.50%        1.31%        1.31%    1.24%     1.32%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.50%*(+++)     1.50%(+++)   1.30%(+++)   1.31%    1.24%     1.32%
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                     (.25%)*         (.28%)       (.09%)        .05%     .48%      .35%
PORTFOLIO TURNOVER RATE                                      17%**           20%          25%         113%      85%       88%

See Notes to Financial Highlights

                                                                        NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS International Fund
---------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.

INVESTOR CLASS(+)           SIX MONTHS ENDED
                                FEBRUARY 28,                                YEAR ENDED AUGUST 31,
                          ----------------------------  --------------------------------------------------------------


                                        2006               2005         2004              2003        2002      2001
                                 (UNAUDITED)

NET ASSET VALUE,
 BEGINNING OF PERIOD               $ 21.01              $ 15.42      $ 11.58           $ 10.60      $11.81   $ 20.82
                                   -------              -------      -------           -------      ------   -------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME
 (LOSS)@                               .04                  .15          .10               .10         .03       .05
NET GAINS OR LOSSES ON
 SECURITIES (BOTH
 REALIZED AND UNREALIZED)             3.28                 5.54         3.89               .88       (1.21)    (4.84)
                                   -------              -------      -------           -------      ------   -------
TOTAL FROM INVESTMENT
 OPERATIONS                           3.32                 5.69         3.99               .98       (1.18)    (4.79)
                                   -------              -------      -------           -------      ------   -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                 (.13)                (.11)        (.16)             (.03)       (.02)       --
NET CAPITAL GAINS                     (.75)                  --           --                --        (.04)    (4.32)
                                   -------              -------      -------           -------      ------   -------
TOTAL DISTRIBUTIONS                   (.88)                (.11)        (.16)             (.03)       (.06)    (4.32)
                                   -------              -------      -------           -------      ------   -------
REDEMPTION FEES@                       .00                  .01          .01               .03         .03       .10
                                   -------              -------      -------           -------      ------   -------
NET ASSET VALUE, END OF
 PERIOD                            $ 23.45              $ 21.01      $ 15.42           $ 11.58      $10.60   $ 11.81
                                   -------              -------      -------           -------      ------   -------
TOTAL RETURN(++)                    +16.20%**            +37.08%      +34.73%            +9.58%      (9.76%)  (25.71%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF
 PERIOD (IN MILLIONS)              $ 843.4              $ 455.5      $ 162.1           $  82.0      $ 77.1   $  98.2
RATIO OF GROSS EXPENSES
 TO AVERAGE NET ASSETS#               1.31%*               1.40%        1.57%             1.70%       1.69%     1.56%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                   1.30%*(+++)(S)       1.39%(+++)   1.57%(S)(+++)     1.70%(+++)  1.69%     1.56%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO
 AVERAGE NET ASSETS                    .39%*                .82%         .68%             1.00%        .31%      .33%
PORTFOLIO TURNOVER RATE                 29%**                38%          72%               90%         63%       61%

TRUST CLASS(+)              SIX MONTHS ENDED
                                FEBRUARY 28,                                YEAR ENDED AUGUST 31,
                          ----------------------------  --------------------------------------------------------------


                                        2006               2005         2004              2003        2002      2001
                                 (UNAUDITED)

NET ASSET VALUE,
 BEGINNING OF PERIOD               $ 22.93              $ 16.80      $ 12.60           $ 11.36      $12.56   $ 21.24
                                   -------              -------      -------           -------      ------   -------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME
 (LOSS)@                               .04                  .14          .03               .09        (.01)       --
NET GAINS OR LOSSES ON
 SECURITIES (BOTH
 REALIZED AND UNREALIZED)             3.60                 6.04         4.27              1.04       (1.26)    (4.95)
                                   -------              -------      -------           -------      ------   -------
TOTAL FROM INVESTMENT
 OPERATIONS                           3.64                 6.18         4.30              1.13       (1.27)    (4.95)
                                   -------              -------      -------           -------      ------   -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                 (.08)                (.06)        (.11)               --          --        --
NET CAPITAL GAINS                     (.81)                  --           --                --        (.04)    (3.86)
                                   -------              -------      -------           -------      ------   -------
TOTAL DISTRIBUTIONS                   (.89)                (.06)        (.11)               --        (.04)    (3.86)
                                   -------              -------      -------           -------      ------   -------
REDEMPTION FEES@                       .00                  .01          .01               .11         .11       .13
                                   -------              -------      -------           -------      ------   -------
NET ASSET VALUE, END OF
 PERIOD                            $ 25.68              $ 22.93      $ 16.80           $ 12.60      $11.36   $ 12.56
                                   -------              -------      -------           -------      ------   -------
TOTAL RETURN(++)                    +16.22%**            +36.89%      +34.31%           +10.92%      (9.25%)  (25.43%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF
 PERIOD (IN MILLIONS)              $ 607.0              $ 233.2      $  16.7           $   2.2      $  0.9   $   1.8
RATIO OF GROSS EXPENSES
 TO AVERAGE NET ASSETS#               1.37%*               1.50%        1.93%             2.00%       1.99%     1.86%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS(+++)              1.36%*(S)            1.48%        1.93%(S)          2.00%       1.99%     1.86%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO
 AVERAGE NET ASSETS                    .33%*                .70%         .17%              .81%       (.09%)      --%
PORTFOLIO TURNOVER RATE                 29%**                38%          72%               90%         63%       61%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS International Institutional Fund
-----------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS                                                                       PERIOD FROM
                                                                 SIX MONTHS ENDED      JUNE 17, 2005^
                                                                     FEBRUARY 28,       TO AUGUST 31,
                                                                 --------------------  -----------------


                                                                             2006                2005
                                                                      (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 10.95              $10.00
                                                                          -------              ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                                 .05                 .00
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)             1.40                 .95
                                                                          -------              ------
TOTAL FROM INVESTMENT OPERATIONS                                             1.45                 .95
                                                                          -------              ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                        (.03)                 --
NET CAPITAL GAINS                                                            (.05)                 --
                                                                          -------              ------
TOTAL DISTRIBUTIONS                                                          (.08)                 --
                                                                          -------              ------
REDEMPTION FEES@                                                              .00                 .00
                                                                          -------              ------
NET ASSET VALUE, END OF PERIOD                                            $ 12.32              $10.95
                                                                          -------              ------
TOTAL RETURN(++)                                                           +13.37%**            +9.50%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                   $ 357.0              $ 42.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                               .85%*               .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(+++)                             .85%*               .85%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                  .84%*               .14%*
PORTFOLIO TURNOVER RATE                                                       25%**               14%**

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Manhattan Fund
-----------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)                        SIX MONTHS ENDED
                                             FEBRUARY 28,
                                         -----------------------  ------------------------


                                                     2006            2005        2004
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD              $  7.45         $  5.86      $ 5.58
                                                  -------         -------      ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.02)           (.04)       (.04)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            1.01            1.63         .32
                                                  -------         -------      ------
TOTAL FROM INVESTMENT OPERATIONS                      .99            1.59         .28
                                                  -------         -------      ------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                      --              --          --
                                                  -------         -------      ------
NET ASSET VALUE, END OF PERIOD                    $  8.44         $  7.45      $ 5.86
                                                  -------         -------      ------
TOTAL RETURN(++)                                   +13.29%**       +27.13%      +5.02%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)           $ 374.9         $ 342.2      $306.2
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.08%*          1.07%       1.09%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.07%*(+++)     1.06%(+++)  1.06%(+++)
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.48%)*         (.65%)      (.63%)
PORTFOLIO TURNOVER RATE                                23%**           65%        102%

TRUST CLASS(+)                           SIX MONTHS ENDED
                                             FEBRUARY 28,
                                         --------------------------------------------------


                                                     2006            2005        2004
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.46         $  9.04      $ 8.62
                                                  -------         -------      ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.04)           (.09)       (.07)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            1.53            2.51         .49
                                                  -------         -------      ------
TOTAL FROM INVESTMENT OPERATIONS                     1.49            2.42         .42

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                      --              --          --
                                                  -------         -------      ------
NET ASSET VALUE, END OF PERIOD                    $ 12.95         $ 11.46      $ 9.04
                                                  -------         -------      ------
TOTAL RETURN(++)                                   +13.00%**       +26.77%      +4.87%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)           $   6.0         $   7.6      $  9.5
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.33%*          1.27%       1.21%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.33%*(+++)     1.26%(+++)  1.19%(+++)
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.76%)*         (.85%)      (.77%)
PORTFOLIO TURNOVER RATE                                23%**           65%        102%

INVESTOR CLASS(+)
                                         YEAR ENDED AUGUST 31,
                                         ----------------------------------------------------------------


                                            2003(++++)                        2002(++++)     2001(++++)


NET ASSET VALUE, BEGINNING OF PERIOD          $  4.70                           $  6.63        $ 21.01
                                              -------                           -------        -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                    (.04)                             (.04)          (.05)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                         .92                             (1.84)         (8.97)
                                              -------                           -------        -------
TOTAL FROM INVESTMENT OPERATIONS                  .88                             (1.88)         (9.02)
                                              -------                           -------        -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                  --                              (.05)         (5.36)
                                              -------                           -------        -------
NET ASSET VALUE, END OF PERIOD                $  5.58                           $  4.70        $  6.63
                                              -------                           -------        -------
TOTAL RETURN(++)                               +18.72%                           (28.57%)       (51.10%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)       $ 324.6                           $ 300.5        $ 517.8
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                         1.12%                             1.05%           .95%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                          1.12%                             1.05%           .95%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                    (.78%)                            (.69%)         (.52%)
PORTFOLIO TURNOVER RATE                           145%                               98%           102%

TRUST CLASS(+)
                                         YEAR ENDED AUGUST 31,
                                         ---------------------------------------------------------------


                                            2003(++++)                        2002(++++)     2001(++++)


NET ASSET VALUE, BEGINNING OF PERIOD          $  7.26                           $ 10.23        $ 26.01
                                              -------                           -------        -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                    (.06)                             (.07)          (.11)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                        1.42                             (2.83)        (12.03)
                                              -------                           -------        -------
TOTAL FROM INVESTMENT OPERATIONS                 1.36                             (2.90)        (12.14)

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                  --                              (.07)         (3.64)
                                              -------                           -------        -------
NET ASSET VALUE, END OF PERIOD                $  8.62                           $  7.26        $ 10.23
                                              -------                           -------        -------
TOTAL RETURN(++)                               +18.73%                           (28.54%)       (51.16%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)       $  16.7                           $  18.2        $  32.0
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                         1.19%                             1.11%          1.07%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                          1.19%                             1.11%          1.07%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                    (.85%)                            (.75%)         (.66%)
PORTFOLIO TURNOVER RATE                           145%                               98%           102%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Manhattan Fund cont'd
------------------------------------------

ADVISOR CLASS(+)                         SIX MONTHS ENDED
                                             FEBRUARY 28,                           YEAR ENDED AUGUST 31,
                                         --------------------  ---------------------------------------------------------------


                                                     2006         2005     2004      2003(++++)     2002(++++)     2001(++++)
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.88      $  9.40   $ 9.00        $  7.61        $ 10.77        $ 27.05
                                                  -------      -------   ------        -------        -------        -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        (.05)        (.11)    (.10)          (.09)          (.11)          (.16)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            1.58         2.59      .50           1.48          (2.97)        (12.62)
                                                  -------      -------   ------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                     1.53         2.48      .40           1.39          (3.08)        (12.78)
                                                  -------      -------   ------        -------        -------        -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                      --           --       --             --           (.08)         (3.50)
                                                  -------      -------   ------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD                    $ 13.41      $ 11.88   $ 9.40        $  9.00        $  7.61        $ 10.77
                                                  -------      -------   ------        -------        -------        -------
TOTAL RETURN(++)                                   +12.88%**    +26.38%   +4.44%        +18.27%        (28.81%)       (51.43%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)           $   1.7      $   1.1   $  2.1        $   2.2        $   1.8        $   1.8
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.50%*       1.50%    1.50%          1.50%          1.50%          1.50%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS(+++)                                         1.49%*       1.49%    1.48%          1.50%          1.50%          1.50%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                        (.88%)*     (1.08%)  (1.05%)        (1.16%)        (1.14%)        (1.05%)
PORTFOLIO TURNOVER RATE                                23%**        65%     102%           145%            98%           102%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)              SIX MONTHS ENDED
                                   FEBRUARY 28,                                  YEAR ENDED AUGUST 31,
                               -----------------------  ------------------------------------------------------------------------


                                           2006            2005        2004         2003(++++)        2002(++++)     2001(++++)
                                    (Unaudited)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $ 14.19         $ 10.71      $10.88           $  9.36           $ 14.35        $ 36.02
                                        -------         -------      ------           -------           -------        -------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@              (.10)           (.19)       (.14)             (.10)             (.14)          (.21)
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                           2.14            3.67        (.03)             1.62             (4.85)        (16.36)
                                        -------         -------      ------           -------           -------        -------
TOTAL FROM INVESTMENT
 OPERATIONS                                2.04            3.48        (.17)             1.52             (4.99)        (16.57)
                                        -------         -------      ------           -------           -------        -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                            --              --          --                --                --          (5.09)
TAX RETURN OF CAPITAL                        --              --          --                --                --           (.01)
                                        -------         -------      ------           -------           -------        -------
TOTAL DISTRIBUTIONS                          --              --          --                --                --          (5.10)
                                        -------         -------      ------           -------           -------        -------
NET ASSET VALUE, END OF PERIOD          $ 16.23         $ 14.19      $10.71           $ 10.88           $  9.36        $ 14.35
                                        -------         -------      ------           -------           -------        -------
TOTAL RETURN(++)                         +14.38%**       +32.49%      (1.56%)          +16.24%           (34.77%)       (48.32%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                              $  53.8         $  45.0      $ 43.3           $  59.1           $  63.1        $ 118.0
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                       1.75%*          1.75%       1.75%             1.75%             1.62%          1.47%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                        1.73%*(+++)     1.71%(+++)  1.71%(+++)        1.75%(+++)        1.62%          1.47%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                   (1.39%)*        (1.47%)     (1.20%)           (1.09%)           (1.05%)        (1.08%)
PORTFOLIO TURNOVER RATE                      67%**          204%        146%              241%              126%           158%

TRUST CLASS(+)                 SIX MONTHS ENDED
                                   FEBRUARY 28,                                  YEAR ENDED AUGUST 31,
                               -----------------------  ------------------------------------------------------------------------


                                           2006             2005       2004         2003(++++)        2002(++++)     2001(++++)
                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $ 15.62         $ 11.78      $11.98           $ 10.30           $ 15.82        $ 34.10
                                        -------         -------      ------           -------           -------        -------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@              (.11)           (.21)       (.15)             (.11)             (.17)          (.28)
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                           2.36            4.05        (.05)             1.79             (5.35)        (15.89)
                                        -------         -------      ------           -------           -------        -------
TOTAL FROM INVESTMENT
 OPERATIONS                                2.25            3.84        (.20)             1.68             (5.52)        (16.17)
                                        -------         -------      ------           -------           -------        -------

LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                            --              --          --                --                --          (2.11)
                                        -------         -------      ------           -------           -------        -------
NET ASSET VALUE, END OF PERIOD          $ 17.87         $ 15.62      $11.78           $ 11.98           $ 10.30        $ 15.82
                                        -------         -------      ------           -------           -------        -------
TOTAL RETURN(++)                         +14.34%**       +32.60%      (1.67%)          +16.31%           (34.89%)       (48.45%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                              $   3.7         $   2.7      $  2.7           $   4.6           $   4.3        $   7.9
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                       1.74%*          1.75%       1.75%             1.75%             1.75%          1.75%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS(+++)                   1.71%*          1.71%       1.70%             1.75%             1.75%          1.75%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                   (1.35%)*        (1.48%)     (1.20%)           (1.10%)           (1.18%)        (1.35%)
PORTFOLIO TURNOVER RATE                      67%**          204%        146%              241%              126%           158%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Millennium Fund cont'd
-------------------------------------------

ADVISOR CLASS                              SIX MONTHS                                            PERIOD FROM
                                                ENDED                                           MAY 3, 2002^
                                         FEBRUARY 28,                  YEAR ENDED AUGUST 31,   TO AUGUST 31,
                                         ----------------  ----------------------------------  -----------------


                                                 2006         2005     2004      2003(++++)        2002(++++)
                                          (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.49      $  7.92   $ 8.04        $  6.92           $ 10.00
                                              -------      -------   ------        -------           -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                    (.09)        (.15)    (.11)          (.09)             (.04)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                        1.58         2.72     (.01)          1.21             (3.04)
                                              -------      -------   ------        -------           -------
TOTAL FROM INVESTMENT OPERATIONS                 1.49         2.57     (.12)          1.12             (3.08)
                                              -------      -------   ------        -------           -------
NET ASSET VALUE, END OF PERIOD                $ 11.98      $ 10.49   $ 7.92        $  8.04           $  6.92
                                              -------      -------   ------        -------           -------
TOTAL RETURN(++)                               +14.20%**    +32.45%   (1.49%)       +16.18%           (30.80%)**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)       $   1.9      $   1.0   $  0.5        $   0.8           $   0.2
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                         1.90%*       1.90%    1.90%          1.90%             1.90%*
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS(+++)                                     1.88%*       1.86%    1.86%          1.90%             1.90%*
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                   (1.53%)*     (1.62%)  (1.36%)        (1.25%)           (1.28%)*
PORTFOLIO TURNOVER RATE                            67%**       204%     146%           241%              126%(O)

See Notes to Financial Highlights

                                                                      NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Partners Fund
----------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.

INVESTOR CLASS(+)              SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                   FEBRUARY 28,
                               -----------------------  ------------------------------------------------------------


                                           2006             2005          2004          2003       2002       2001
                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                $  28.62         $  21.41      $  19.22      $  16.67   $  20.54   $  25.03
                                       --------         --------      --------      --------   --------   --------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@               .11              .21           .16           .01        .03        .08
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                           1.81             7.17          2.04          2.57      (3.44)     (2.47)
                                       --------         --------      --------      --------   --------   --------
TOTAL FROM INVESTMENT
 OPERATIONS                                1.92             7.38          2.20          2.58      (3.41)     (2.39)
                                       --------         --------      --------      --------   --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                      (.27)            (.17)         (.01)         (.03)      (.08)      (.17)
NET CAPITAL GAINS                         (1.31)              --            --            --       (.38)     (1.93)
                                       --------         --------      --------      --------   --------   --------
TOTAL DISTRIBUTIONS                       (1.58)            (.17)         (.01)         (.03)      (.46)     (2.10)
                                       --------         --------      --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD         $  28.96         $  28.62      $  21.41      $  19.22   $  16.67   $  20.54
                                       --------         --------      --------      --------   --------   --------
TOTAL RETURN(++)                          +6.83%**        +34.59%       +11.43%       +15.51%    (16.98%)    (9.68%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                             $2,227.6         $1,826.9      $1,280.8      $1,247.2   $1,209.6   $1,689.4
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                        .83%*            .86%          .88%          .90%       .87%       .84%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                         .82%*(+++)       .85%(+++)     .87%(+++)     .90%       .87%       .84%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                     .74%*            .83%          .76%          .08%       .16%       .35%
PORTFOLIO TURNOVER RATE                      15%**            61%           67%           65%        53%        73%

TRUST CLASS(+)                 SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                   FEBRUARY 28,
                               -----------------------  ------------------------------------------------------------


                                           2006             2005          2004          2003       2002       2001
                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                $  22.02         $  16.48      $  14.81      $  12.84   $  15.81   $  18.74
                                       --------         --------      --------      --------   --------   --------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@               .06              .13           .10          (.01)      (.00)       .03
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                           1.41             5.51          1.57          1.98      (2.65)     (1.85)
                                       --------         --------      --------      --------   --------   --------
TOTAL FROM INVESTMENT
 OPERATIONS                                1.47             5.64          1.67          1.97      (2.65)     (1.82)
                                       --------         --------      --------      --------   --------   --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                      (.13)            (.10)           --            --       (.03)      (.11)
NET CAPITAL GAINS                         (1.01)              --            --            --       (.29)     (1.00)
                                       --------         --------      --------      --------   --------   --------
TOTAL DISTRIBUTIONS                       (1.14)            (.10)           --            --       (.32)     (1.11)
                                       --------         --------      --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD         $  22.35         $  22.02      $  16.48      $  14.81   $  12.84   $  15.81
                                       --------         --------      --------      --------   --------   --------
TOTAL RETURN(++)                          +6.70%**        +34.34%       +11.28%       +15.34%    (17.10%)    (9.81%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                             $  917.4         $  532.8      $  283.8      $  301.1   $  314.7   $  463.0
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                       1.00%*           1.03%         1.04%         1.05%      1.03%      1.00%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                        1.00%*(+++)      1.02%(+++)    1.02%(+++)    1.05%      1.03%      1.00%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                     .56%*            .66%          .60%         (.07%)     (.00%)      .19%
PORTFOLIO TURNOVER RATE                      15%**            61%           67%           65%        53%        73%

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS Partners Fund cont'd
-----------------------------------------

ADVISOR CLASS(+)                         SIX MONTHS ENDED
                                             FEBRUARY 28,                          YEAR ENDED AUGUST 31,
                                         -----------------------  -------------------------------------------------------


                                                     2006            2005         2004         2003      2002      2001
                                              (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD               $19.01         $ 14.23      $ 12.82      $ 11.14   $ 13.72   $ 16.03
                                                   ------         -------      -------      -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                         .04             .07          .03         (.03)     (.02)     (.01)
NET GAINS OR LOSSES ON SECURITIES (BOTH
 REALIZED AND UNREALIZED)                            1.20            4.77         1.38         1.71     (2.31)    (1.60)
                                                   ------         -------      -------      -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                     1.24            4.84         1.41         1.68     (2.33)    (1.61)
                                                   ------         -------      -------      -------   -------   -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.01)           (.06)          --           --        --      (.01)
NET CAPITAL GAINS                                    (.86)             --           --           --      (.25)     (.69)
                                                   ------         -------      -------      -------   -------   -------
TOTAL DISTRIBUTIONS                                  (.87)           (.06)          --           --      (.25)     (.70)
                                                   ------         -------      -------      -------   -------   -------
NET ASSET VALUE, END OF PERIOD                     $19.38         $ 19.01      $ 14.23      $ 12.82   $ 11.14   $ 13.72
                                                   ------         -------      -------      -------   -------   -------
TOTAL RETURN(++)                                    +6.66%**       +34.04%      +11.00%      +15.08%   (17.29%)  (10.12%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $497.8         $  85.6      $  13.7      $  30.0   $  29.9   $  43.1
RATIO OF GROSS EXPENSES TO AVERAGE NET
 ASSETS#                                             1.17%*          1.25%        1.26%        1.26%     1.22%     1.29%
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                              1.17%*(+++)     1.23%(+++)   1.24%(+++)   1.26%     1.22%     1.29%
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS                         .37%*           .40%         .25%        (.28%)    (.19%)    (.10%)
PORTFOLIO TURNOVER RATE                                15%**           61%          67%          65%       53%       73%

SEE NOTES TO FINANCIAL HIGHLIGHTS

                                                                      NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Real Estate Fund
-------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.

TRUST CLASS                                                                                          PERIOD FROM
                                                SIX MONTHS ENDED                                    MAY 1, 2002^
                                                    FEBRUARY 28,        YEAR ENDED AUGUST 31,      TO AUGUST 31,
                                                --------------------  ---------------------------  -----------------


                                                            2006         2005     2004     2003             2002
                                                     (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                     $ 14.73      $ 14.13  $ 11.49  $  9.81           $10.00
                                                         -------      -------  -------  -------           ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                .12          .19      .26      .31              .12
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                             1.58         3.28     3.17     1.75             (.24)
                                                         -------      -------  -------  -------           ------
TOTAL FROM INVESTMENT OPERATIONS                            1.70         3.47     3.43     2.06             (.12)
                                                         -------      -------  -------  -------           ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                       (.19)        (.23)    (.28)    (.38)            (.07)
NET CAPITAL GAINS                                          (2.25)       (2.64)    (.52)      --               --
                                                         -------      -------  -------  -------           ------
TOTAL DISTRIBUTIONS                                        (2.44)       (2.87)    (.80)    (.38)            (.07)
                                                         -------      -------  -------  -------           ------
REDEMPTION FEES@                                             .00          .00      .01      .00              .00
                                                         -------      -------  -------  -------           ------
NET ASSET VALUE, END OF PERIOD                           $ 13.99      $ 14.73  $ 14.13  $ 11.49           $ 9.81
                                                         -------      -------  -------  -------           ------
TOTAL RETURN(++)                                          +13.12%**    +27.06%  +31.03%  +21.70%           (1.23%)**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $  57.2      $  46.8  $  40.1  $  31.2           $ 12.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#              1.29%*       1.50%    1.50%    1.50%            1.50%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS(+++)            1.27%*       1.48%    1.47%    1.50%            1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                      1.74%*       1.40%    2.05%    3.10%            3.53%*
PORTFOLIO TURNOVER RATE                                       63%**       129%     148%      85%              44%**

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS Regency Fund
---------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS(+)                              SIX MONTHS ENDED
                                                   FEBRUARY 28,             YEAR ENDED AUGUST 31,
                                               -----------------------  ----------------------------


                                                           2006
                                                    (UNAUDITED)                  2005

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.37         $       14.44
                                                         ------         -------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                               .06                   .01
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                             .82          4.08((S)(S))
                                                         ------         -------------
TOTAL FROM INVESTMENT OPERATIONS                            .88                  4.09
                                                         ------         -------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                      (.06)                   --
NET CAPITAL GAINS                                         (1.31)                (1.16)
                                                         ------         -------------
TOTAL DISTRIBUTIONS                                       (1.37)                (1.16)
                                                         ------         -------------
NET ASSET VALUE, END OF PERIOD                           $16.88         $       17.37
                                                         ------         -------------
TOTAL RETURN(++)                                          +5.18%**             +29.26%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $103.9         $       107.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             1.06%*                1.21%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                1.05%*(+++)           1.20%(S)(+++)
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                                      .70%*                 .09%
PORTFOLIO TURNOVER RATE                                      39%**                 91%

INVESTOR CLASS(+)
                                                             YEAR ENDED AUGUST 31,
                                               ------------------------------------------------------------------------



                                                  2004              2003(++++)        2002(++++)         2001(++++)

NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.14                $ 10.58            $12.92             $13.02
                                               -------                -------            ------             ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                     (.03)                  (.03)             (.01)                --
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                   2.33                   1.59              (.88)               .60
                                               -------                -------            ------             ------
TOTAL FROM INVESTMENT OPERATIONS                  2.30                   1.56              (.89)               .60
                                               -------                -------            ------             ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                               --                     --              (.01)                --
NET CAPITAL GAINS                                   --                     --             (1.44)              (.70)
                                               -------                -------            ------             ------
TOTAL DISTRIBUTIONS                                 --                     --             (1.45)              (.70)
                                               -------                -------            ------             ------
NET ASSET VALUE, END OF PERIOD                 $ 14.44                $ 12.14            $10.58             $12.92
                                               -------                -------            ------             ------
TOTAL RETURN(++)                                +18.95%                +14.74%            (7.42%)            +4.81%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)        $  33.5                $  20.1            $ 16.7             $ 16.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#    1.50%                  1.50%             1.50%              1.50%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS       1.49%(S)(+++)          1.50%(+++)        1.50%(S)           1.50%(+++)
RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS                            (.22%)                 (.30%)            (.07%)             (.02%)
PORTFOLIO TURNOVER RATE                             62%                    73%              119%               256%

TRUST CLASS(+)                 SIX MONTHS ENDED
                                   FEBRUARY 28,                              YEAR ENDED AUGUST 31,
                               --------------------  ----------------------------------------------------------------------


                                           2006
                                    (UNAUDITED)               2005      2004      2003(++++)     2002(++++)     2001(++++)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $15.13      $       12.61   $ 10.61        $  9.24         $11.30         $13.15
                                         ------      -------------   -------        -------         ------         ------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@               .03               (.01)     (.03)          (.03)          (.00)          (.01)
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                            .71            3.56(SS)     2.03           1.40           (.78)           .55
                                         ------      -------------   -------        -------         ------         ------
TOTAL FROM INVESTMENT
 OPERATIONS                                 .74               3.55      2.00           1.37           (.78)           .54
                                         ------      -------------   -------        -------         ------         ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                      (.02)                --        --             --           (.01)            --
NET CAPITAL GAINS                         (1.13)             (1.03)       --             --          (1.27)         (2.39)
                                         ------      -------------   -------        -------         ------         ------
TOTAL DISTRIBUTIONS                       (1.15)             (1.03)       --             --          (1.28)         (2.39)
                                         ------      -------------   -------        -------         ------         ------
NET ASSET VALUE, END OF PERIOD           $14.72      $       15.13   $ 12.61        $ 10.61         $ 9.24         $11.30
                                         ------      -------------   -------        -------         ------         ------
TOTAL RETURN(++)                          +5.02%**          +29.13%   +18.85%        +14.83%         (7.45%)        +4.77%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                               $ 58.0      $        36.1   $  19.8        $  11.3         $ 13.4         $ 25.4
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                       1.25%*             1.38%     1.50%          1.50%          1.50%          1.50%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS(+++)                   1.24%*             1.37%     1.49%          1.50%          1.50%          1.50%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                     .43%*             (.10%)    (.22%)         (.30%)         (.04%)         (.06%)
PORTFOLIO TURNOVER RATE                      39%**              91%       62%            73%           119%           256%

SEE NOTES TO FINANCIAL HIGHLIGHTS

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Socially Responsive Fund
---------------------------------------------

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

INVESTOR CLASS(+)              SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                   FEBRUARY 28,
                               --------------------  -------------------------------------------------------------


                                           2006          2005    2004     2003(++++)    2002(++++)     2001(++++)
                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $22.91      $ 19.48  $ 18.55       $ 15.39       $ 18.96         $21.01
                                         ------      -------  -------       -------       -------         ------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@               .03          .18      .04           .02           .04            .02
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                            .95         3.79     1.81          3.17         (1.83)         (2.07)
                                         ------      -------  -------       -------       -------         ------
TOTAL FROM INVESTMENT
 OPERATIONS                                 .98         3.97     1.85          3.19         (1.79)         (2.05)
                                         ------      -------  -------       -------       -------         ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                      (.14)        (.03)    (.05)         (.03)         (.06)            --
NET CAPITAL GAINS                          (.71)        (.51)    (.87)           --         (1.67)            --
TAX RETURN OF CAPITAL                        --           --       --            --          (.05)            --
                                         ------      -------  -------       -------       -------         ------
TOTAL DISTRIBUTIONS                        (.85)        (.54)    (.92)         (.03)        (1.78)            --
                                         ------      -------  -------       -------       -------         ------
NET ASSET VALUE, END OF PERIOD           $23.04      $ 22.91  $ 19.48       $ 18.55       $ 15.39         $18.96
                                         ------      -------  -------       -------       -------         ------
TOTAL RETURN(++)                          +4.28%**    +20.57%  +10.06%       +20.79%       (10.62%)        (9.76%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                               $408.9      $ 330.0  $ 215.6       $ 132.8       $  71.2         $ 87.8
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS(#)                      .98%*       1.02%    1.07%         1.08%         1.17%          1.13%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                         .97%*       1.01%    1.06%         1.07%         1.17%          1.13%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                     .29%*        .83%     .19%          .14%          .21%           .08%
PORTFOLIO TURNOVER RATE                       8%**        21%      35%           62%           60%            83%

TRUST CLASS(+)                 SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                   FEBRUARY 28,
                               --------------------  ----------------------------------------------------------------


                                           2006         2005    2004     2003(++++)     2002(++++)     2001(++++)
                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $15.84      $ 13.47  $12.79       $ 10.62        $ 13.07        $ 14.53
                                         ------      -------  ------       -------        -------        -------

INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME (LOSS)@               .01          .12     .00          (.01)           .01           (.03)
NET GAINS OR LOSSES ON
 SECURITIES (BOTH REALIZED
 AND UNREALIZED)                            .66         2.60    1.26          2.18          (1.28)         (1.43)
                                         ------      -------  ------       -------        -------        -------
TOTAL FROM INVESTMENT
 OPERATIONS                                 .67         2.72    1.26          2.17          (1.27)         (1.46)
                                         ------      -------  ------       -------        -------        -------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                      (.06)        (.00)   (.01)         (.00)            --             --
NET CAPITAL GAINS                          (.48)        (.35)   (.57)           --          (1.14)            --
TAX RETURN OF CAPITAL                        --           --      --            --           (.04)            --
                                         ------      -------  ------       -------        -------        -------
TOTAL DISTRIBUTIONS                        (.54)        (.35)   (.58)         (.00)         (1.18)            --
                                         ------      -------  ------       -------        -------        -------
NET ASSET VALUE, END OF PERIOD           $15.97      $ 15.84  $13.47       $ 12.79        $ 10.62        $ 13.07
                                         ------      -------  ------       -------        -------        -------
TOTAL RETURN(++)                          +4.27%**    +20.36%  +9.89%       +20.45%        (10.86%)       (10.05%)

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
 MILLIONS)                               $191.0      $ 140.1  $ 42.3       $  28.7        $  12.5        $  28.3
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS(#)                     1.14%*       1.17%   1.26%         1.33%          1.33%          1.46%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                        1.13%*       1.17%   1.25%         1.32%          1.33%          1.46%(+++)
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET
 ASSETS                                     .13%*        .78%    .00%         (.12%)          .07%          (.25%)
PORTFOLIO TURNOVER RATE                       8%**        21%     35%           62%            60%            83%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Equity Funds
------------------------------------------

(+) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

(++) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. Performance data current to the most recent month-end are available at www.nb.com.

(#) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(##) Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date.

(+++) After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                     SIX MONTHS ENDED
                                                         FEBRUARY 28,           YEAR ENDED AUGUST 31,
                                                                 2006        2005  2004  2003       2002  2001
CENTURY FUND INVESTOR CLASS                                      2.62% 2.35%      2.05% 2.21% 2.09%      1.80%
FASCIANO FUND INVESTOR CLASS                                     1.18% 1.21%      1.23%   --    --         --
FASCIANO FUND ADVISOR CLASS                                      1.64% 1.67%      1.73%   --  4.58%(1)     --
FOCUS FUND INVESTOR CLASS                                         .88%  .87%       .86%   --    --         --
FOCUS FUND TRUST CLASS                                           1.07% 1.04%      1.02%   --    --         --
FOCUS FUND ADVISOR CLASS                                         1.27% 1.23%      1.22%   --    --         --
GENESIS FUND INVESTOR CLASS                                      1.02% 1.04%      1.05%   --    --         --
GENESIS FUND TRUST CLASS                                         1.09% 1.10%      1.10%   --    --         --
GENESIS FUND ADVISOR CLASS                                       1.34% 1.35%      1.36%   --    --         --
GENESIS FUND INSTITUTIONAL CLASS                                  .84%  .85%       .86%  .87%  .88%       .91%
GUARDIAN FUND INVESTOR CLASS                                      .90%  .90%       .90%   --    --         --
GUARDIAN FUND TRUST CLASS                                        1.05% 1.05%      1.04%   --    --         --
GUARDIAN FUND ADVISOR CLASS                                      3.56% 1.68%      1.31%   --    --         --
INTERNATIONAL FUND INVESTOR CLASS                                1.31% 1.42%      1.58% 1.74%   --         --
INTERNATIONAL FUND TRUST CLASS                                   1.36% 1.50%      1.94% 3.07% 3.22%      5.16%
INTERNATIONAL INSTITUTIONAL FUND INSTITUTIONAL CLASS             1.39% 2.90%(4)     --    --    --         --
MANHATTAN FUND INVESTOR CLASS                                    1.07% 1.06%      1.06%   --    --         --
MANHATTAN FUND TRUST CLASS                                       1.33% 1.26%      1.19%   --    --         --
MANHATTAN FUND ADVISOR CLASS                                     2.82% 2.87%      2.14% 2.26% 2.25%      2.60%
MILLENNIUM FUND INVESTOR CLASS                                   1.80% 1.90%      1.77% 1.83%   --         --
MILLENNIUM FUND TRUST CLASS                                      2.33% 2.50%      2.17% 2.26% 1.92%      2.11%
MILLENNIUM FUND ADVISOR CLASS                                    3.51% 4.58%      6.28% 4.27% 7.42%(2)     --
PARTNERS FUND INVESTOR CLASS                                      .82%  .85%       .87%   --    --         --

                                 NEUBERGER BERMAN FEBRUARY 28, 2006 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS Equity Funds cont'd
-------------------------------------------------

                                     SIX MONTHS ENDED
                                         FEBRUARY 28,        YEAR ENDED AUGUST 31,
                                                 2006   2005  2004  2003       2002  2001
PARTNERS FUND TRUST CLASS                        1.00% 1.02% 1.03%   --    --         --
PARTNERS FUND ADVISOR CLASS                      1.17% 1.23% 1.24%   --    --         --
REAL ESTATE FUND TRUST CLASS                     1.97% 1.86% 1.93% 2.19% 4.81%(3)     --
REGENCY FUND INVESTOR CLASS                      1.05% 1.20% 1.49% 1.57%   --       1.61%
REGENCY FUND TRUST CLASS                         1.26% 1.39% 1.66% 1.82% 1.64%      1.76%
SOCIALLY RESPONSIVE FUND TRUST CLASS               --    --    --    --    --       1.59%

   (1) Period from May 24, 2002 to August 31, 2002
   (2) Period from May 3, 2002 to August 31, 2002
   (3) Period from May 1, 2002 to August 31, 2002
   (4) Period from June 17, 2005 to August 31, 2005

(S) After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                  SIX MONTHS ENDED
                                      FEBRUARY 28,     YEAR ENDED AUGUST 31,
                                              2006   2005  2004  2003  2002 2001
FASCIANO FUND ADVISOR CLASS                     --    --    --  1.75%   --    --
GENESIS FUND INSTITUTIONAL CLASS               .84%  .85%   --    --    --    --
INTERNATIONAL FUND INVESTOR CLASS             1.28%   --  1.57%   --    --    --
INTERNATIONAL FUND TRUST CLASS                1.35%   --  1.93%   --    --    --
REGENCY FUND INVESTOR CLASS                     --  1.18% 1.42%   --  1.46%   --

^          The date investment operations commenced.
@ Calculated based on the average number of shares outstanding during each fiscal period.
(SS) Included in this gain is a reimbursement from Management as described in Note B.
*          Annualized.
**         Not annualized.
(mu) Effective after the close of business on March 23, 2001, Management succeeded Fasciano Company, Inc., as the Fund's investment manager.
(++++) Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.
(O) Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2002.

DIRECTORY
---------

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS, ADVISOR CLASS, AND INSTITUTIONAL
CLASS SHAREHOLDERS
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
2nd Floor
Washington, DC 20006

                                             NEUBERGER BERMAN FEBRUARY 28, 2006

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE
----------------------------

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------------

At a meeting held on September 21, 2005, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the degree of risk undertaken by the portfolio manager(s). The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers, Inc. provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by each Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

                                             NEUBERGER BERMAN FEBRUARY 28, 2006



With respect to the performance of each Fund, the Board considered the short-, intermediate- and long-term performance of each Fund, if applicable, relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered long-term performance, if applicable, in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board received a detailed report from an independent consultant that compares each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. Where a Fund's actual management fee was higher than the peer group median, the Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered each Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management incurred a loss on Neuberger Berman Century Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to any comparable sub-advised funds and/or separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable sub-advised funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Funds and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds was not excessive.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS cont'd
------------------------------------------------------------------------


CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue  2nd Floor
New York, NY  10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nbfunds.com

[LOGO] recycle  B0111 04/06

ITEM 2. CODE OF ETHICS.

The Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)    A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)    Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date: May 8, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    ------------------------
    Peter E. Sundman
    Chief Executive Officer

Date: May 8, 2006



By:  /s/ John M. McGovern
     ---------------------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date: May 8, 2006